UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE PHOENIX COMPANIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

October 6, 2014

Dear Shareholder:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders on Thursday, November 20, 2014 at 10 a.m. Eastern time at our offices at One American Row, Hartford, CT.

The Proxy Statement accompanying this letter provides information regarding the business to be conducted at the 2014 Annual Meeting. We also will report on the progress of the Company and answer your questions.

Phoenix is emerging from a challenging period. The restatement of certain previously issued audited financial statements has been filed with the SEC, we are catching up on our delayed SEC reporting obligations, and we have initiated a comprehensive plan to strengthen our financial controls.

Despite the significant time and resources devoted to this work, we have remained focused on the business and believe that our results show it.

Phoenix’s fixed indexed annuity products are gaining traction in the marketplace. Our product portfolio now provides complementary benefits to client retirement planning needs, addressing the spectrum of accumulation, income, critical care, and asset transfer planning. Sales in 2013 and into this year were strong as we continue to manage the balance between top line growth and profitability in this business.

We have been very deliberate in re-entering the life insurance business, and new life sales remain modest. However, we are making investments in product, distribution, process and technology so we can effectively reach the middle market consumers we target. At the same time, we are managing our large block of in force life insurance to ensure policyholders continue to receive the level of policy benefits and service they expect from Phoenix.

Revenue and earnings at Saybrus Partners, our distribution company that supports both Phoenix products and third-party clients, are exceeding our expectations for growth. In addition to building a strong network of independent distributors for Phoenix’s products, Saybrus produced excellent trends in third-party paid premiums and submitted applications during 2013 and into this year.

Throughout this challenging period, we have kept the Company financially strong with solid capital and liquidity. We reported modest net income for 2013 after a net loss in 2012, and our business fundamentals -- mortality, policyholder persistency and portfolio quality -- remain sound. As we move ahead, we are confident our strategy will strengthen the Company further and deliver shareholder value.

Your continuing involvement is important to us at Phoenix, and we want to make sure your shares are represented at the 2014 Annual Meeting. Keep in mind that if you have a brokerage account, New York Stock Exchange regulations allow your broker only limited authority to vote without instructions from you. We encourage you to vote via the Internet, telephone or by completing your proxy card as promptly as possible, no matter how you hold your shares, and whether or not you plan to attend the 2014 Annual Meeting.

Thanks again for your support.

Yours truly,

John H. Forsgren, Jr.	James D. Wehr
Chairman of the Board	President and Chief Executive Officer

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS

Notice of 2014 Annual Meeting of Shareholders

Thursday, November 20, 2014 at 10 a.m. Eastern time
The Phoenix Companies, Inc., One American Row, Hartford, CT

The 2014 Annual Meeting of Shareholders of The Phoenix Companies, Inc. (the “Company”) will be held at 10 a.m. Eastern time on Thursday, November 20, 2014, at the offices of The Phoenix Companies, Inc., One American Row, Hartford, CT for the following purposes:

1.	To elect six members of the Board of Directors;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014;

3.	To approve the continued use of the performance goals under the Company’s Incentive Plans for Executive Officers for purposes of Code Section 162(m);

4.	To consider and approve, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers or NEOs as disclosed in this Proxy Statement; and

5.	To act upon any other business that may properly come before the 2014 Annual Meeting or any postponements or adjournments thereof.

Only shareholders of the Company at the close of business on September 29, 2014, the record date, are entitled to notice of, and to vote at, the 2014 Annual Meeting. For instructions on voting, please refer to the notice you received in the mail or, if you requested a hard copy of the Proxy Statement, on your enclosed proxy card. The Notice of Internet Availability of Proxy Materials is being mailed to shareholders on October 6, 2014.

By order of the Board of Directors,

John T. Mulrain
Corporate Secretary

October 6, 2014

2

TABLE OF CONTENTS

Table of Contents
PROXY SUMMARY	5

GENERAL INFORMATION	6

CORPORATE GOVERNANCE	10
Director Independence	10
Board Leadership Structure	10
Board Risk Oversight	11
Code of Conduct	11
Certain Relationships and Related Person Transactions	12
Communicating with the Board	12

EXECUTIVE OFFICERS	13

BOARD OF DIRECTORS	14
Board Attendance and Annual Meeting Policy	14
Committees of the Board	14
Criteria for Nomination to the Board of Directors	17

DIRECTOR COMPENSATION	18
Director Compensation Philosophy	18
Share Ownership Guidelines and Restrictions on Trading	19
Director Compensation Review	19
Director Summary Compensation Table	20

PROPOSAL 1: ELECTION OF DIRECTORS	21
Nominees for Directorships	21
Director Nominees	22
Continuing Directors	23
Director – Attainment of Retirement Age	24

REPORT OF THE AUDIT COMMITTEE	25

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
Fees of the Independent Registered Public Accounting Firm	27

PROPOSAL 3: APPROVAL OF CONTINUED USE OF THE PERFORMANCE GOALS UNDER THE COMPANY'S 2003 RESTRICTED STOCK, RESTRICTED STOCK UNIT AND LONG-TERM INCENTIVE PLAN AND ANNUAL INCENTIVE PLAN FOR EXECUTIVE OFFICERS FOR PURPOSES OF CODE SECTION 162(m)	28

COMPENSATION DISCUSSION AND ANALYSIS	36
Executive Summary	36
Business and Organizational Background	36
Compensation Actions in 2012 and 2013	36
Summary of 2013 Changes to Compensation Levels	37
Process for Determining NEO Compensation	41
Project to Assess the Treatment of Open Incentive Plans Given the Restatement	44

3

Cautionary Statement Regarding Forward-Looking Statements

This Proxy Statement may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to trends in, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us.  They are not guarantees of future performance.  Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties.  A detailed discussion of risks and uncertainties that may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements is included in our Annual Report on Form 10-K and available on our web site at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Proxy Statement, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.

4

PROXY SUMMARY

PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
Annual Meeting of Shareholders

• Time and Date:	Thursday, November 20, 2014 at 10 a.m. Eastern time
• Place:	The Phoenix Companies, Inc. One American Row Hartford, CT
• Record Date:	September 29, 2014
• Voting:
Shareholders as of the record date are entitled to vote by Internet, telephone, completing and returning their proxy card, or in person at the 2014 Annual Meeting of Shareholders (street holders must obtain a legal proxy from their broker, banker or trustee granting the right to vote).

Voting Matters

Agenda Proposal	Board Vote Recommendation	Page Reference (for more detail)
1. Election of Directors Each director nominee has an established record of accomplishment in areas relevant to overseeing the Company’s business and possesses qualifications and characteristics that are essential to a well-functioning and deliberative governing body.	FOR all Director Nominees	21
2. Ratification of Appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s Independent Registered Public Accounting Firm As a matter of good corporate governance, the Board is asking shareholders to ratify the selection of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.	FOR	27
3. Approval of Continued Use of the Performance Goals Under the Company’s Incentive Plans for Executive Officers for Purposes of Code Section 162(m) The Board is asking shareholders to approve continued use of the performance goals utilized in our incentive plans so that incentive awards granted under these plans to certain executive officers may qualify as tax deductible compensation under Section 162(m).	FOR	28
4. Nonbinding, Advisory Vote to Approve the Compensation of Our NEOs The Board is asking shareholders to approve, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.	FOR	74

5

GENERAL INFORMATION

GENERAL INFORMATION
The Board of Directors (the “Board”) of The Phoenix Companies, Inc. (the “Company”, “we”, “our” or “us”) is soliciting shareholders’ proxies in connection with the 2014 Annual Meeting of Shareholders of the Company, and at any adjournment or postponement thereof (the “2014 Annual Meeting”).

Q:	Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials (the “Notice”) instead of a full set of proxy materials?

A:
In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each shareholder of record, we may furnish proxy materials by providing access to those documents on the Internet. Generally, you will not receive printed copies of the proxy materials unless you request them. Instead, you received the Notice containing instructions as to how to access and review all of the proxy materials on the Internet. The Notice also instructs you as to how to submit your proxy on the Internet. If you would like to receive a paper or e-mail copy of our proxy materials, you should follow the instructions in the Notice for requesting those materials.

Q:	I never received any proxy materials for the Company's 2013 annual meeting of shareholders. Were any sent?
A: The Company did not send out any proxy materials in 2013 because it did not hold a 2013 annual meeting of shareholders. The Company is required to provide to shareholders, along with each annual meeting proxy statement, an annual report containing certain financial statements and other information of the Company. The Company could not schedule an annual meeting and provide such financial statements and information until it completed its restatement of previously issued financial statements and filed its Annual Report on Form 10-K for the fiscal year preceding the date of the annual meeting. On April 1, 2014, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2012 with the SEC containing the restatement, and on August 6, 2014, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2013 containing financial and other information required to be provided to shareholders along with this Proxy Statement for the 2014 Annual Meeting. Accordingly, an annual meeting could be scheduled for 2014.
Because no annual meeting of shareholders was held in 2013, the director candidates who shareholders are voting on at the 2014 Annual Meeting include candidates whose terms would have expired at the 2013 annual meeting of shareholders, as well as director candidates whose terms expire at the 2014 Annual Meeting.

Q:  Who may vote?

A: You may vote if you owned shares of the Company’s common stock (“Common Stock”) as of the close of business on September 29, 2014 (the “Record Date”). Each share of Common Stock entitles the owner to one vote. As of the Record Date, we had 5,749,408 shares of Common Stock outstanding.

Participants in The Phoenix Companies, Inc. Savings and Investment Plan (the “401(k) Plan”) who have shares of Common Stock held in The Phoenix Companies, Inc. Common Stock Fund (the “Common Stock Fund”) may instruct Fidelity Management Trust Company (“Fidelity”), the trustee, how to vote their shares. These shares are held of record and voted by Fidelity. If you are a participant in the 401(k) Plan and have an account balance in the Common Stock Fund as of September 24, 2014, you may direct Fidelity as to how to vote the shares of Common Stock attributable to the units of the Common Stock Fund credited to your individual account. Voting instructions for these shares must be received by 11:59 p.m. Eastern time on November 17, 2014 to allow sufficient time to process voting instructions and vote on behalf of the Common Stock Fund shares.

Q:	How are shares voted if additional matters are presented at the 2014 Annual Meeting?

A:
Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2014 Annual Meeting. If you grant a proxy, the persons named as proxyholders, John H. Beers and John T. Mulrain, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2014 Annual Meeting in accordance with Delaware law and the Company’s Bylaws.

6

GENERAL INFORMATION

Q:	What vote is required to approve each proposal?

A:
With respect to Proposal 1, the affirmative vote of a plurality of the votes of the shares present in person or by proxy and entitled to vote at the meeting is required to approve the election of a director. Withhold votes and broker non-votes will not be treated as voting on this proposal and, accordingly, will have no effect on the outcome of the vote. There is no cumulative voting for directors.

With respect to Proposal 2, the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote is required to ratify the appointment of the Company’s independent registered public accounting firm.

With respect to Proposal 3, the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote is required to approve the continued use of the performance goals under the Company’s 2003 Restricted Stock, Restricted Stock Unit and Long-Term Incentive Plan and Annual Incentive Plan for Executive Officers for purposes of Code Section 162(m).

With respect to Proposal 4, the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote is required to approve, on a nonbinding, advisory basis, the compensation of named executive officers as disclosed in this Proxy Statement.

Q:	What is the difference between a “shareholder of record” and a “street name” holder?

A:
These terms describe the manner in which your shares are held. If your shares are registered directly in your name through Computershare, the Company’s transfer agent, you are a “shareholder of record.” If your shares are held in the name of a brokerage firm, bank, trust or other nominee as custodian on your behalf, you are a beneficial owner of shares held in “street name.”

Q:     Why did my family receive only one copy of the
Notice?

A: Unless separate copies were previously requested, we sent only one copy of the Notice to households in which multiple shareholders share the same address, a procedure called “householding.” This reduces our printing costs and benefits the environment.

If you are a shareholder of record and would like to receive separate copies of the Notice, please contact Computershare by calling 800-490-4258. If you are eligible for householding, or hold stock in more than one account and wish to receive only a single copy of the

Notice for your household, please contact Computershare as indicated above. If you are a street name holder and would like to receive separate copies of the Notice, please notify your broker. If you are eligible for householding, or hold stock in more than one account and wish to receive only a single copy of the Notice for your household, please notify your broker.

Q:	Where can I view the 2014 Annual Meeting materials?

A:	The 2014 Proxy Statement and the 2013 Annual Report on Form 10-K are available at www.envisionreports.com/PNX.

Q:	How do I vote my shares before the 2014 Annual Meeting?

A:
If you are a shareholder of record, meaning that your shares are registered directly in your name through Computershare, the Company’s transfer agent, you have three options for voting before the 2014 Annual Meeting:

1.	via the Internet, at the address shown on the Notice;

2.	by promptly completing, signing, dating and returning a proxy card in the envelope provided if you receive printed copies of the proxy materials by mail; or

3.	by telephone, through the number shown on the proxy card.

If you hold your shares through an account with a bank, broker or other registered holder, you are considered the beneficial owner of shares held in street name, and you must direct your bank, broker or other registered holder on how to vote your shares by following their voting instructions. If you do not instruct the bank, broker or other registered holder, your shares will not be voted for certain proposals.

Your vote is important, and the Board urges you to exercise your right to vote. Whether or not you plan to attend the 2014 Annual Meeting, you can ensure that your shares are voted by properly voting through the Internet, by telephone, by proxy card or by voting instruction form.
Proxies that are signed and returned but do not contain voting instructions will be voted as the Board recommends. This does not apply to proxies that you send to your bank, broker or other registered shareholder.

Q:   May I vote at the 2014 Annual Meeting?

A:
Shareholders of record may vote in person at the 2014 Annual Meeting. If you are a beneficial owner, you must obtain a legal proxy from the bank, broker or other registered holder authorizing you to vote at the 2014 Annual Meeting. A legal proxy is an authorization from your bank, broker or other registered holder to vote the shares held in its name for your benefit.

7

GENERAL INFORMATION

Q:  Will my shares be voted if I do not provide my proxy or voting instruction form?

A:	If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the 2014 Annual Meeting.

If you are a beneficial owner of shares, your shares may be voted with respect to certain routine matters, even if you do not provide voting instructions on your voting instruction form.

New York Stock Exchange (“NYSE”) regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and any executive compensation matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote, no votes will be cast on your behalf with respect to Proposals 1, 3 and 4 of this Proxy Statement. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm with respect to Proposal 2 of this Proxy Statement.

If you hold shares through the Common Stock Fund as of September 24, 2014, these shares will be voted in the same proportion as the voting instruction forms received on a timely basis from other 401(k) Plan participants.

We strongly encourage you to exercise your right to vote as a shareholder.

Q:   What constitutes a quorum, and why is a quorum required?

A:	A quorum is required for the Company shareholders to
conduct business at the 2014 Annual Meeting. The presence at the 2014 Annual Meeting, in person or by proxy, of the holders of one-third of the shares entitled to vote on the Record Date will constitute a quorum, permitting the Company to conduct the business of the 2014 Annual Meeting. Abstentions and proxies submitted by brokers (even with limited voting power such as for discretionary matters only) will be considered “present” at the 2014 Annual Meeting and counted in determining whether there is a quorum present.

Q:   If I change my mind after I vote, can I revoke my vote?

A:	If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the 2014 Annual Meeting by:

•	voting in person at the 2014 Annual Meeting at any time before the polls close at the conclusion of the 2014 Annual Meeting;

•	voting again via the Internet or telephone prior to 11:59 p.m. Eastern time on November 19, 2014; or

•	signing another proxy card with a later date and returning it to us prior to the 2014 Annual Meeting.

If you are a beneficial owner of shares, you must submit new voting instructions by contacting your bank, broker or other registered shareholder, if you do not plan to attend the 2014 Annual Meeting in person. You may also vote in person at the 2014 Annual Meeting if you obtain a legal proxy.

All shares that have been properly voted and not revoked will be voted at the 2014 Annual Meeting.

Q:    Who may attend the 2014 Annual Meeting?

A:
The 2014 Annual Meeting is open only to persons who owned Common Stock as of the Record Date. To attend the 2014 Annual Meeting, you will need to bring valid picture identification and an admission ticket, proxy card or other proof of your ownership of Common Stock. If you are a registered shareholder and you received your proxy materials by mail, your admission ticket is attached to your proxy card. If you are a shareholder of record and you received your proxy materials electronically via the Internet, you will need to click on “I Will Attend Meeting” after you vote and we will be able to verify your ownership of Common Stock electronically at the 2014 Annual Meeting. If you are a beneficial owner of shares, you will need to contact your bank, broker or other registered shareholder to request a legal proxy, which will serve as your admission ticket.

Q.	Can I listen to the 2014 Annual Meeting via the Internet?

A:
You can listen to the 2014 Annual Meeting live over our web site, www.phoenixwm.com in the Investor Relations section, by clicking on the 2014 Annual Meeting icon. A replay will be available on the web site until at least December 4, 2014.

Q:	May shareholders ask questions at the 2014 Annual Meeting?

A:
Yes. Representatives of the Company will answer shareholders’ questions of general interest at the end of the 2014 Annual Meeting. If you are listening to the 2014 Annual Meeting live over our web site, you will not be able to ask questions.

8

GENERAL INFORMATION

Q:  Where can I find voting results of the 2014 Annual Meeting?

A:
We will announce preliminary voting results at the 2014 Annual Meeting and publish the final results in a Form 8-K filed with the SEC within four business days after the date of the 2014 Annual Meeting.

Q:    Who maintains shareholder records for Phoenix?

A:
Computershare is our transfer agent. In this capacity, Computershare maintains shareholder records for The Phoenix Companies, Inc. Common Stock and performs all stock registrations, transfers and disbursements. They also handle all shareholder account requests, including change of address and duplicate 1099s. For information on your account, please call 800-490-4258 or go to www.computershare.com/investor.

Q:	How can I submit a proposal for inclusion in the 2015 Proxy Statement and/or director nomination(s) to the Company?

A: If you are interested in submitting a nomination of an individual for election to the Board or submitting a shareholder proposal for the 2015 Annual Meeting, you must do so by sending your proposal to:

Corporate Secretary
The Phoenix Companies, Inc.
One American Row
P.O. Box 5056
Hartford, CT 06102-5056

We plan to hold our 2015 Annual Meeting on May 14, 2015. As a result, the deadline for submission of proposals to be included in our proxy materials for the 2015 Annual Meeting is December 3, 2014. Proposals for inclusion in our proxy materials for the 2015 Annual Meeting must comply with the requirements of the Securities Exchange Act of 1934, as amended, including Rule 14a-8, as well as with our Bylaws. Any proposal received after December 3, 2014 will be considered untimely, and will not be included in our proxy materials for the 2015 Annual Meeting. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to the 2015 Annual Meeting any shareholder proposal which may be omitted from our proxy materials under applicable regulations of the SEC in effect at the time such proposal is received.

Our Bylaws require advance notice of proposals to be brought before a shareholders’ meeting, including nomination of persons for election as directors. Because our 2015 Annual Meeting has been set for May 14, 2015, written notice of a shareholder proposal submitted other than pursuant to Rule 14a-8 must be received by the Company by February 13, 2015, but no earlier than January 14, 2015, to be considered at the 2015 Annual

Meeting. Please refer to the description of the advance notice requirements under Section 1.10 of our Bylaws. A copy of our Bylaws may be obtained from our Corporate Secretary.

Q:	How may I obtain other information about the Company?

A:
The Corporate Governance page of the Investor Relations section of the Company’s web site, www.phoenixwm.com, includes the following information, which is also available in print without charge to any shareholder who requests it in writing:

•	Copies of this Proxy Statement, the Forms 10-K for the fiscal year ended December 31, 2012 and the fiscal year ended December 31, 2013 and other filings the Company has made with the SEC; and

•
The Company’s corporate governance documents, as adopted by the Company’s Board, including the Company’s Corporate Governance Principles, Director Independence Standards, committee charters, the Code of Conduct applicable to all employees of the Company and information on communicating with the Board.

You may submit a request for print copies of these documents by e-mail to corporate.secretary@phoenixwm.com or by mail to:

Corporate Secretary
The Phoenix Companies, Inc.
One American Row
P.O. Box 5056
Hartford, CT 06102-5056

For further information, you may also contact Investor Relations at the following address: The Phoenix Companies, Inc., One American Row, P.O. Box 5056, Hartford, CT 06102-5056, e-mail at pnx.ir@phoenixwm.com or call 860-403-7100.

Q:	Who will solicit proxies, how will proxies be solicited and who will pay the expenses of the proxy solicitation?

A:
The Company will pay the expenses of this proxy solicitation. Depending upon the response to the initial solicitation, proxies may be solicited in person or by mail, telephone, electronic mail or facsimile by employees of the Company. The Company has retained Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, to assist in the solicitation at a total estimated cost of $6,000 plus reimbursement of certain expenses. The Company will, upon request, also reimburse banks, brokers and other nominees for providing proxy materials to beneficial owners.

9

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE
The Company’s Bylaws, the Corporate Governance Principles adopted by the Board, the charters of the Board’s committees, the Code of Conduct and the Code of Conduct for Members of the Board of Directors (collectively, the “Governance Documents”) provide the general governance framework for the Company.

The Corporate Governance Principles comply with the listing standards of the NYSE and include guidelines for determining director independence and qualifications. The Board and management regularly review best practices in corporate governance and modify the Governance Documents, policies and practices as warranted.

Director Independence
A majority of the directors of the Board must meet the criteria for independence established by the Board in accordance with the NYSE rules. Under these rules, a director will not qualify as independent unless the Board affirmatively determines that the director has no material relationship with the Company. As permitted by the NYSE rules, the Governance Committee has recommended, and the Board has adopted, a set of categorical standards (the “Categorical Independence Standards”) to assist the Board in making independence determinations. These Categorical Independence Standards may be found on our web site at www.phoenixwm.com, in the Investor Relations section, under the heading “Corporate Governance.” In 2014, the Governance Committee and the

Board evaluated the independence of each director other than our Chief Executive Officer (the “CEO”), who is a Company employee, in accordance with the provisions of the Categorical Independence Standards and the NYSE rules. As a result of this evaluation, the Governance Committee has recommended, and the Board has affirmatively determined, that all members of the Board other than the CEO, including all directors standing for election and each member of the Audit, Compensation and Governance Committees, are independent under both the Categorical Independence Standards and applicable NYSE rules.

Board Leadership Structure
Our Board is responsible for providing effective governance over the Company’s affairs. Our commitment to good corporate governance, which aligns the interests of the Board and management with those of shareholders and promotes honesty and integrity, is reflected in our Corporate Governance Principles. To maintain corporate governance best practices, our Corporate Governance Principles are reviewed at least annually by the Governance Committee, and to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by the Board. Highlights of our corporate governance practices, including our Corporate Governance Principles, are described below. More information about corporate governance, including our Corporate Governance Principles, may be found on our web site at www.phoenixwm.com, in the Investor Relations section, under the heading “Corporate Governance.” Copies may also be obtained by contacting our Corporate Secretary at one of the addresses listed under Communicating with the Board on page 12.

Currently, the roles of CEO and Chairman of the Board (“Chairman”) are separate. Mr. James D. Wehr is the CEO and focuses on the operation of the Company. Mr. John H. Forsgren is the Chairman.

Our Corporate Governance Principles reflect the Board’s belief, at the present time, that the role of Chairman should be separate from that of the CEO and that the Chairman should be selected from among the non-management directors.

Our Corporate Governance Principles require that the Chairman shall also serve as the chairman of the Company’s Executive Committee. The chairman of the Executive Committee will perform the functions typically assigned to a lead director, including presiding at executive sessions, being available to the other members of the Board to discuss matters of importance to the Company, advising on agendas and Board materials, and assuming other responsibilities and initiatives as appropriate. Pursuant to the Company’s Bylaws, the chairman of the Executive Committee will have the authority to call meetings of the Board if and when the chairman deems appropriate.

10

CORPORATE GOVERNANCE

Our Board currently has eight independent members and one non-independent member, the CEO. We have five committees of the Board created to perform critical oversight functions. Three of these are standing committees: the Audit Committee, the Compensation Committee, and the Executive Committee. The Board has created two additional committees by resolution: the Finance Committee and the Governance Committee. Only directors who are not current or former employees of the Company or its affiliates (“Non-Employee Directors”) and who are independent may be members of the Audit Committee, the Compensation

Committee or the Governance Committee. It is our practice that, except for the Executive Committee, only Non-Employee Directors may be members of the Board committees. Our Chair currently serves as the chairman of the Executive Committee and other Non-Employee Directors serve as the chair of the other committees. We believe that the number of independent, experienced directors that make up our Board, along with the independent oversight of the Board by the non-executive Chair, benefits our Company and our shareholders.

Board Risk Oversight
Our Board is responsible for the oversight and review of the Company’s policies, practices and procedures relating to risks and risk management processes, with the assistance of our Audit Committee. While every Committee considers risks that are associated with its area of responsibility, the Audit Committee has specific responsibilities. The Audit Committee, as required by the NYSE rules, meets periodically with management to discuss policies with respect to risk assessment and management and to review major financial risk exposures and the steps taken to monitor and control them. The Audit Committee reports regularly to the Board. The Board focuses on the most significant risks facing the Company and the Company’s general risk management strategy to assess whether risks undertaken by the Company are consistent with the Board’s tolerance for risk. While the Board oversees the Company’s risk management, Company management is responsible for day-

to-day risk management processes. On the management level, we have a comprehensive, enterprise-wide risk management program. Our Chief Risk Officer (the “CRO”) monitors our risk management activities. The Board holds an executive session with the CRO at each regularly scheduled meeting to review risk exposures and issues. We have an Enterprise Risk Management Committee, chaired by the CEO, whose functions are to establish risk management principles, monitor key risks and oversee our risk-management practices. Several management committees oversee and address issues pertaining to all our major risks—operational, market and product—as well as capital management. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Code of Conduct
We have adopted a written Code of Conduct to govern and strengthen our commitment to our shareholders, customers, corporate citizenship, employees, ethics and compliance. The Company is committed to the highest standards of legal and ethical conduct in all of our business dealings, and the Code of Conduct represents a compilation of certain key policies, standards and guidelines which guide our business activities to ensure we uphold these standards. The Code of Conduct covers all areas of professional conduct, including, among others, conflicts of interest, corporate opportunities, insider trading, hedging of Company securities (see Anti-Hedging Policy on page 55 for more detail on the policy), confidentiality, protection and use of Company property, customer complaints, fraud, compliance with legal and regulatory requirements, equal opportunity, sexual harassment, workplace safety and code compliance. All of our directors, officers and employees are required to abide by our Code of Conduct. Employees are required to report suspected violations of the Code of Conduct.

The Code of Conduct is available on our web site at www.phoenixwm.com in the Investor Relations section, under the heading “Corporate Governance.” We intend to post any amendments to, or waivers of, the Code of Conduct applicable to our principal executive officer, principal financial officer or principal accounting officer on our web site.

11

CORPORATE GOVERNANCE

Certain Relationships and Related Person Transactions
On November 2, 2006, the Board adopted a written Policy Regarding Transactions with Related Persons (the “Related Person Policy”). The Related Person Policy provides that any Related Person (as defined by Item 404(a) of Regulation S-K) must promptly report to the Company’s General Counsel any direct or indirect material interest in any transaction that is reportable by the Company in its Proxy Statement pursuant to Item 404(a) of Regulation S-K (each, a “Related Person Transaction”), that is, any transaction in which the Company was or is to be a participant, the amount involved exceeds $120,000 and any Related Person had or will have a direct or indirect material interest. The General Counsel will promptly communicate such information to the Audit Committee. No Related Person Transaction may be consummated or shall continue without the approval or ratification of the Audit Committee and any director that is a party to a Related Person Transaction shall recuse himself or herself from any such vote.

State Farm Mutual Automobile Insurance Company (“State Farm”) beneficially owns more than 5% of our outstanding Common Stock. In 2013, our subsidiaries incurred total compensation of $2.6 million to entities which were either subsidiaries of State Farm or owned by State Farm employees, for the sale of our insurance and annuity products. During 2013, Phoenix Life Insurance Company (“Phoenix Life”) made payments of $2.6 million to State Farm entities for this compensation.

Director Sanford Cloud, Jr., Esq. is a member of Ironwood Mezzanine Management LLC (“IMM”), which is the general partner of Ironwood Mezzanine Fund LP (“Ironwood”), a mezzanine debt fund, and Ironwood Capital Advisors LLC (“ICA”), which is the investment advisor to Ironwood. For his services as a member of IMM and ICA, Mr. Cloud received $5,000 in 2013. He also has equity interests in both IMM and ICA. Phoenix Life is an investor in, and limited partner of, Ironwood. During 2013, Phoenix Life funded $977,323 of pre-existing commitments to Ironwood; however, Phoenix Life did receive $445,564 as return of capital and $634,466 as return on sums previously invested.

All Related Person Transactions have been approved or ratified by the Audit Committee in compliance with the Related Person Policy. The Board has determined that Mr. Cloud is independent under the Categorical Independence Standards and the NYSE rules.

Communicating with the Board
Shareholders and other interested parties who wish to communicate with any director(s), committee(s), the presiding director at meetings of non-management directors of the Company, the non-management directors as a group or the entire Board, should send such communication to the relevant director, committee, or group of directors in care of the Corporate Secretary at The Phoenix Companies, Inc., One American Row, P.O. Box 5056, Hartford, CT 06102-5056 or to corporate.secretary@phoenixwm.com, indicating the director, committee, or group of directors with which they wish to communicate. If shareholders or other interested parties making such communications want their identity to be kept confidential, they should so indicate in their letter or e-mail. The Corporate Secretary will promptly forward all communications to the designated director, committee or group of directors. Where appropriate, communications will also be reviewed by the Company’s General Counsel and/or Chief Compliance Officer.

12

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS
Set forth below is a description of the business positions held during at least the past five years by the current executive officers of Phoenix. All ages are as of September 29, 2014.

JAMES D. WEHR, age 57, has been President and CEO since April 2009. Previously, Mr. Wehr served as Senior Executive Vice President and Chief Investment Officer of the Company since February 2007, Executive Vice President and Chief Investment Officer of the Company since February 2005 and as Senior Vice President and Chief Investment Officer of the Company and Phoenix Life since January 1, 2004. Prior to that, Mr. Wehr was Senior Managing Director and Portfolio Manager of Virtus from 1995 through 2003. Mr. Wehr joined the Company in 1981 and held a series of increasingly senior investment positions prior to 1995.

JODY A. BERESIN, age 56, has been Executive Vice President and Chief Administrative Officer since July 2014 and is responsible for Human Resources, Corporate Communications, Information Technology and Corporate Services. Previously, Ms. Beresin served as Senior Vice president, Administration, since November, 2012. She assumed leadership in Human Resources in January 2004 after serving as a Vice President, Corporate Communications, since February 2003. Ms. Beresin joined the Company in 1994 as Director of Corporate Communications and advanced through increasingly responsible positions that included public relations, internal communications, marketing and advertising.

THOMAS M. BUCKINGHAM, age 37, has been Executive Vice President, Product and Operations since November 2012. Mr. Buckingham is responsible for all product- and service-related functions including product development, product implementation and operations. Mr. Buckingham joined Phoenix as an actuarial assistant in 1999 and served in increasingly senior corporate, product development and operational positions. He also has worked in Strategic Development and as Chief of Staff to the CEO. He served as Senior Vice President, Product Implementation and Operations, prior to being promoted to his current role.

EDWARD W. CASSIDY, age 53, has been Executive Vice President, Distribution since May 2007, and the Managing Principal of Saybrus Partners, Inc., a Phoenix subsidiary since 2009. Prior to joining the Company in 2006, Mr. Cassidy had been Senior Vice President of Principal Financial Group with responsibility for the oversight of the individual life insurance business, including product development, marketing, underwriting and risk management. Prior to that, Mr. Cassidy spent 15 years at Travelers Life and Annuity Company, where he held a variety of senior distribution positions and, ultimately, as president of Travelers Life Division.

MARK W. GRIFFIN, age 55, has been Executive Vice President and CRO since February 2014, and is responsible for enterprise risk management. Prior to joining the Company, Mr. Griffin served as head of financial planning and analysis at Mass Mutual, was chief investment officer and chief risk officer for Genworth Financial, chief risk manager for GE Insurance and held senior positions at Goldman Sachs and Morgan Stanley.

PETER A. HOFMANN, age 55, has been Executive Vice President, Strategy and Business Development since November 2012. Previously, Mr. Hofmann served as Senior Executive Vice President and Chief Financial Officer of the Company since November 2007. Prior to that, Mr. Hofmann served as Executive Vice President, head of the Office of the Chairman and Strategic Relations and Chief Strategic Officer of the Company since February 2007, and as Senior Vice President and Chief Strategic Officer of the Company since January 2004. Mr. Hofmann joined the Company in 2001 to establish the investor relations function and to prepare the Company for its demutualization and initial public offering. Prior to joining the Company, Mr. Hofmann was Vice President, Investor Relations, at JP Morgan Chase & Co., Inc.

BONNIE J. MALLEY, age 53, has been Executive Vice President and Chief Financial Officer since November 2012. Previously, Ms. Malley served as Executive Vice President and Chief Administrative Officer of the Company since 2008. Prior to that, Ms. Malley served as the head of Human Resources since August 2002 and, in the ensuing years, added other administrative functions. Ms. Malley served as Senior Vice President and Chief Accounting Officer in 2001 and Vice President, Corporate Finance in 1998. Ms. Malley joined the Company in 1985 as a staff auditor within the securities accounting and investment accounting functions.

JOHN T. MULRAIN, age 64, has been Executive Vice President, General Counsel and Secretary since February 2011. Previously, Mr. Mulrain served as Senior Vice President, General Counsel and Secretary of the Company since July 2009 with responsibility for all legal functions, including corporate compliance and corporate secretary duties. Prior to that Mr. Mulrain served as Vice President and Counsel, focusing primarily on legal issues relating to investments and portfolio management.

13

EXECUTIVE OFFICERS

CHRISTOPHER M. WILKOS, age 56, has been Executive Vice President and Chief Investment Officer since April 2009. Previously, Mr. Wilkos served as Senior Vice President of Corporate Portfolio Management since March 2001 and Vice President of Corporate Portfolio Management since January 1998. Prior to that, he was Director of Corporate Portfolio Management since March 1997. Prior to joining the Company, Mr. Wilkos was Vice President, Portfolio Strategy, at Connecticut Mutual Life.

ERNEST MCNEILL JR., age 50, has been Senior Vice President and Chief Accounting Officer since August 2014.

Mr. McNeill is responsible for a number of Corporate Finance functions including GAAP Accounting, Expense Management, Statutory Accounting, Accounting Operations, Corporate Tax, and Investment Accounting. Prior to joining Phoenix, he most recently served as senior vice president, Corporate Accounting, for the financial services businesses of Fidelity Investments. Previously, he held various senior finance roles at The Hartford Financial Services Group including serving as chief accounting officer, Hartford Life, Inc., and as vice president and director, The Hartford Investment Management Company.

BOARD OF DIRECTORS
Board Attendance and Annual Meeting Policy
Directors are expected to attend our Annual Meetings of Shareholders, Board meetings and meetings of the committees on which they serve.

In 2012, there were six meetings of the Board. Each of the directors attended at least 75% of the meetings of the Board and committees on which he or she served. All members of the Board attended the 2012 Annual Meeting of Shareholders.

In 2013, there were seven meetings of the Board. Each of the directors attended at least 75% of the meetings of the Board and committees on which he or she served with the exception of Gordon Davis (retired effective May 22, 2014), who attended 74% of Board and appropriate committee meetings.

Committees of the Board

Board Committee Membership and Meetings
It is the general practice of the Company that all major decisions are to be considered and made by the Board as a whole. However, to operate efficiently, the Board has created five committees to perform what the Board believes are basic and essential functions. Three of these are standing committees: the Audit Committee, the Compensation Committee and the Executive Committee. The Board has created two additional committees by resolution: the Finance Committee and the Governance Committee. Only Non-Employee Directors may be members of the Audit Committee, the Compensation Committee and the Governance Committee. Members of these three committees must also meet certain other independence standards, including those of the NYSE and the Sarbanes-Oxley Act of 2002. It is our practice that, except for the Executive Committee, only Non-Employee Directors may be members of the Board committees. The Audit, Compensation and Governance Committees have authority to independently retain advisors to help fulfill their responsibilities.

The current Board committees, their responsibilities, committee membership and the number of meetings of each committee in 2012 and 2013 follow. The descriptions are summaries; each is subject to additional details and qualifications imposed by applicable law, the Company’s certificate of incorporation, the committees’ respective charters and resolutions of our Board and our Corporate Governance Principles. The Audit Committee, Compensation Committee, Finance Committee and Governance Committee charters may be found on our web site at www.phoenixwm.com, in the Investor Relations section, under the heading "Corporate Governance."

Each director of the Company also serves, without additional compensation, as a member of the board of directors of the Company’s subsidiary, Phoenix Life Insurance Company ("Phoenix Life"). Phoenix Life established the Policyholder Affairs Committee, the responsibilities of which include oversight of the closed block of insurance contracts created when Phoenix Life demutualized in 2001. The members of this committee are also members of Phoenix Life’s Investment Committee and the Board’s Finance Committee. The members of the Board on the date of this Proxy Statement, and the committees of the Board on which they serve, are identified below.

14

BOARD OF DIRECTORS

Director	Audit Committee	Compensation Committee	Executive Committee	Finance Committee	Governance Committee
Martin N. Baily				*	*
Arthur P. Byrne(1)	*	*
Sanford Cloud, Jr., Esq.		**	*		*
John H. Forsgren	*		**	*
Ann Maynard Gray		*	*		**
Augustus K. Oliver, II	*			**
Westley V. Thompson				*	*
James D. Wehr			*
Arthur F. Weinbach	**	*	*
Number of meetings in 2012	12	8	1	6	5
Number of meetings in 2013(2)	12	9	0	6	4
* Member ** Chair
(1) Audit Committee Financial Expert
(2) To supplement the meetings included in this row, the Audit Committee also held 14 informational update conference calls in 2013.
In addition to the risk oversight responsibilities outlined on page 11, the primary functions of each committee are as follows:

Audit Committee

•	Recommending to the Board the selection of our independent registered public accounting firm.

•	Reviewing the scope, plans and results relating to our internal and external audits and financial statements.

•	Reviewing our financial condition.

•	Reviewing the quality and integrity of our financial accounting and reporting processes and procedures.

•	Reviewing our significant business and financial risks and exposures and evaluating the adequacy of our internal controls in connection with such risks and exposures.

•	Reviewing our policies on ethical business conduct and monitoring our compliance with those policies.

See also the Report of the Audit Committee on page 25 for a discussion of the Audit Committee's oversight responsibilities.

The Board has determined that all of the members of the Audit Committee are “financially literate” within the meaning of the listing standards of the NYSE. The Board has further determined that Arthur P. Byrne has qualified as an “audit committee financial expert” within the meaning of the SEC’s regulations and that Mr. Byrne is independent, as independence for audit committee members is defined in applicable NYSE rules.

Compensation Committee

•	Evaluating the target compensation of the CEO, executive vice presidents, and other officers required by law.

•	Reviewing and recommending to the independent members of the Board for approval the compensation of the CEO.

•	Reviewing and, with respect to certain senior officers, approving base salary levels, incentive compensation opportunities and incentive awards.

•	Reviewing and, with respect to certain senior officers, approving benefits under plans exempt from the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

•	Reviewing and recommending compensation of the members of the Board.

•	Overseeing the granting of stock options, restricted stock units and other equity-based compensation.

•	Reviewing and approving the annual compensation programs for all employees.

See also the Compensation Committee Interlocks and Insider Participation, on page 56, the Compensation Committee Report on page 56, and the Compensation Discussion and Analysis beginning on page 36 for further detail regarding the functions of the Compensation Committee.

Executive Committee

•	Exercising the powers and authority of the Board with respect to overseeing our property, affairs and businesses during periods between meetings of the Board.

15

BOARD OF DIRECTORS

Finance Committee

•	Exercising the authority of the Board with respect to our financial and investment policies.

•
Establishing and exercising general supervision over our investment policies and programs and authorizing the issuance of debt and the establishment of financing arrangements (other than through the issuance of stock).

•	Exercising general supervision over the disposition of our subsidiaries and of material assets.

•	Reviewing policies and positions, and those of our major subsidiaries, regarding interest rate risk, liquidity management, counterparty risk, derivative usage and foreign exchange risk.

Governance Committee

•	Making recommendations to the Board with respect to matters of corporate governance.

•	Reviewing the committee structure of the Board.

•	Presenting qualified candidates to the Board for election as directors.

•	Exercising the authority of the Board with respect to matters relating to the interests of our shareholders or to our relationships to the community at large.

Executive Sessions of the Board
As provided in the Corporate Governance Principles, the Non-Employee Directors of the Company meet in executive session at each regularly scheduled Board meeting. The non-

employee chairman of the Board and chair of the Executive Committee of the Board, currently Mr. John H. Forsgren, presides at these meetings.

16

BOARD OF DIRECTORS

Criteria for Nomination to the Board of Directors
Our Corporate Governance Principles and Governance Committee Charter give the Governance Committee responsibility for proposing qualified candidates to the Board.

In considering and recruiting candidates for nomination to the Board, the Governance Committee weighs a director candidate’s professional achievements, intellectual skills, diversity of professional experience, personal diversity, commitment to board service and integrity. Because the application of these factors involves the exercise of judgment, the Governance Committee does not have a standard set of fixed qualifications that applies to all director candidates. Each director candidate’s ability to satisfy any applicable legal requirements or listing standards and his or her ability and willingness to devote significant attention to the Company’s needs through regular attendance at meetings, preparation for meetings and availability for regular consultation between meetings is assessed.

Diversity is among the factors that the Governance Committee considers in identifying nominees for director. To that end, the Governance Committee has adopted a diversity policy with respect to the identification of director nominees. The policy provides that when assessing potential candidates, the Governance Committee (1) seeks candidates having a variety of backgrounds, including investment, management, accounting, marketing, law, economics, manufacturing, public sector, human relations and academia, and (2) seeks directors who are committed to ensuring that the organization values diversity. The Board therefore seeks candidates who will increase the diversity of the board in all respects and thereby benefit the Company with their ideas, perspectives, experience and wisdom.

When applying such factors in identifying director nominees, the Governance Committee considers how the candidate would contribute to the Board’s overall balance of diversity of expertise, perspectives, backgrounds and experiences in substantive matters pertaining to the Company’s business. On an annual basis, the Governance Committee, in consultation with the rest of the Board, conducts an evaluation on the composition of the Board and reviews the diversity policy to assess the effectiveness of such policy.

The Governance Committee may also consider particular areas of expertise for a given vacancy either because of needs arising from the retirement of a director or those arising out of changes in our business focus, our industry or the regulatory environment. Except in special circumstances, the Governance Committee generally will not recommend an increase in the number of directors beyond the current level of eight independent directors, plus our CEO.

The Governance Committee looks to its members and to other directors for recommendations for new directors. It may also retain a search firm and will consider individuals recommended by shareholders. Shareholders should submit their recommendations as outlined under How can I submit a proposal for inclusion in the 2015 Proxy Statement and/or director nomination(s) to the Company? on page 9. Shareholder recommendations for nominees will be evaluated on the same basis as other proposed nominees. If a vacancy on the Board exists or is anticipated, the Governance Committee will evaluate all proposed nominees in light of the standards above, as well as others deemed relevant or will consider recommending to the Board a reduction in the size of the Board upon such resignation. Following its evaluation of all proposed nominees and consultation with our CEO, the Governance Committee will recommend to the Board the individual(s) it considers most qualified to be nominated to run for election to the Board. The Board will make the final determination as to the individual(s) who will be nominated to run for election.

17

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION
Director Compensation Philosophy
The Company’s philosophy with respect to Board compensation is to:

•	provide competitive levels of pay to attract and retain a high quality Board

•	differentiate compensation based on workload

•	align Board members’ compensation with shareholder interests by requiring share ownership for all directors

Elements of Director Compensation
For 2013, Board compensation for our Non-Employee Directors consisted of a flat retainer of $125,000 per year for each Non-Employee Director, an additional retainer for the independent Chairman of $85,000, additional retainers to all committee chairs, except the Chair of the Executive Committee, and a meeting fee in the amount of $1,500 per meeting for attendance at each Board and/or Committee meeting held in excess of the number of meetings anticipated for any calendar year. The schedule of additional annual retainers for Committee Chairs is as follows:

Committee Position	2013 Additional Annual Retainer
Chairs of the Audit and Compensation Committees	$20,000
Chairs of the Finance and Governance Committees	$15,000

All retainers were paid quarterly in advance. Both retainers and meeting fees are paid in cash (either current or deferred), but Non-Employee Directors may elect to defer all or a portion of their cash retainers and fees into restricted stock units ("RSUs") under the Company’s Directors Equity Deferral Plan. Non-Employee Directors also have the option to defer receipt of cash compensation into investment options available under the Company’s Directors Cash Deferral Plan. The following is a description of our nonqualified deferred compensation programs for our Non-Employee Directors:

•
Non-Employee Directors may elect to defer all or a portion of their cash compensation into RSUs under The Phoenix Companies, Inc., Directors Equity Deferral Plan. The number of RSUs credited upon deferral, including fractional RSUs, is equal to the cash amount that would otherwise be paid, divided by the closing price of our Common Stock on the date of payment (generally, the first business day of each calendar quarter). The Common Stock underlying each RSU, together with a cash payment equal to the cumulative dividend equivalents and interest, will be paid to directors following his or her termination of services as a director with the Company or, in certain circumstances, such earlier specified date elected by the director. All RSUs, dividend equivalents, and interest credits under this Plan are unfunded general obligations of the Company, for which the Company, at its discretion, may hedge in full or in part by making contributions to a trust.

•
Non-Employee Directors may elect to defer all or a portion of their cash compensation under The Phoenix Companies, Inc., Directors Cash Deferral Plan. This Plan provides directors with the same choice of mutual fund offerings provided to employee participants in The Phoenix Companies, Inc., Non-Qualified Excess Investment Plan. See the fund listing under the Non-Qualified Deferred Compensation table. Directors can modify their investment elections at any time under the Plan. Deferrals are credited to the funds selected by the participants and based on the market price for such funds on the date such compensation would otherwise have been paid (generally, the first business day of each calendar quarter). Account balances under the Plan, reflecting cumulative appreciation/depreciation, dividends and interest credits (depending on the investment fund(s) chosen by the director) are paid to directors, based on the election made at the time of deferral, in lump sum or annual installments following the termination of services with the Company or, in certain circumstances, such earlier specified date elected by the director. All balances credited under this program are unfunded general obligations of the Company, for which the Company, at its discretion, may hedge in full or in part by making contributions to a trust. The Company currently hedges 100% of this obligation by making investments in the same funds and in the same amounts as participants have elected.

The Company also offers $100,000 of life insurance to each director, including our CEO who serves as a member of the Board. The cost to the Company of providing this insurance is nominal. Each director may also participate in a matching charitable gift program to qualified educational and other charitable institutions. Currently, the maximum match for each director is $2,500. Directors can also recommend that the Company make a grant of up to $2,000 annually to an eligible charitable organization chosen by the director.

18

DIRECTOR COMPENSATION

Share Ownership Guidelines and Restrictions on Trading
The Board has established share ownership guidelines for each director to accumulate shares of our Common Stock (including, for these purposes, RSUs) equal to three times the director annual retainer. Each Non-Employee Director must hold such stock until the end of his or her service as a director. The accumulation period to reach the guidelines for those directors who were Board members on July 12, 2012 is December 31, 2015. Future new members of the Board must satisfy the guidelines within five years of joining the Board. These guidelines were revised in 2012 from a share-based minimum to a value-based minimum, resulting in additional shares being needed to meet the guidelines. As of December 31, 2013, seven of our eight Non-Employee Directors had met the target ownership level.

The Company’s policy on insider trading permits directors to engage in transactions involving the Company’s equity securities only (1) during “trading windows” of limited duration following the issuance of periodic earnings releases and following a determination by the Company that the director is not in possession of material non-public information or (2) pursuant to a Company-approved Rule 10b5-1 plan. In addition, the Company has the ability under its insider trading policy to suspend trading by directors in its equity securities.

Director Compensation Review
The Compensation Committee is required by its charter to review Board compensation every two years. Board compensation was reviewed by the Compensation Committee in 2012 based on an analysis conducted by management. This analysis was also reviewed by the Committee’s compensation consultant. Market data utilized in the review is from the National Association of Corporate Directors Director Compensation Report: 2010-2011. This report reflects practices of 1,400 companies from 24 industries, with revenues of $50 million and up.

Management also referenced data from a set of 13 smaller public insurance companies.

Company Name
American Equity Investment Life Holding Company	Life Partners Holdings, Inc.
Citizens, Inc.	National Western Life Insurance Company
CNO Financial Group, Inc.	Presidential Life Corporation
Delphi Financial Group, Inc.(1)	Protective Life Corporation
FBL Financial Group, Inc.	StanCorp Financial Group, Inc.
Independence Holding Company	Torchmark Corporation
Kansas City Life Insurance Company
(1) Delphi was acquired by Tokio Marine Holdings, Inc. in 2012.

In its competitive review, the Compensation Committee took into account the following factors:

•	Total compensation per director relative to market

•	Aggregate cost of board compensation

•	Mix of board fees and committee fees

•	Share ownership guidelines

•	Deferred compensation

As a result of this review, the Board approved the current director compensation package with no changes, effective January 1, 2013.

•	a flat retainer of $125,000 per year for each Non-Employee Director

•	an additional retainer for the independent Chairman of $85,000

•	additional retainers to all committee chairs, except the Chair of the Executive Committee:

Committee Position	2013 Additional Annual Retainer
Chairs of the Audit and Compensation Committees(1)	$20,000
Chairs of the Finance and Governance Committees(2)	$15,000
(1) Mr. Weinbach was Chair of the Audit Committee. Mr. Cloud was Chair of the Compensation Committee.
(2) Mr. Oliver replaced Mr. Forsgren as Chair of the Finance Committee on July 12, 2013. Ms. Gray was Chair of the Governance Committee.

•	a meeting fee in the amount of $1,500 per meeting for attendance at each Board and/or Committee meeting held in excess of the number of meetings anticipated for any calendar year

19

DIRECTOR COMPENSATION

Director Summary Compensation Table
The following table sets forth information concerning the 2013 compensation of our Non-Employee Directors.

Name	Retainer Fees	Additional Meeting Fees	Total Fees Earned or Paid in Cash	All Other Compensation(1)	Total
Martin N. Baily(2)	$125,000	$—	$125,000	$2,410	$127,410
Arthur P. Byrne(2)	125,000	1,500	126,500	2,651	129,151
Sanford Cloud, Jr.(2)	145,000	3,000	148,000	8,626	156,626
Gordon J. Davis	125,000	1,500	126,500	6,408	132,908
John H. Forsgren(2)(3)	175,000	1,500	176,500	2,304	178,804
Ann Maynard Gray(2)	140,000	3,000	143,000	4,370	147,370
Thomas S. Johnson(3)	111,329	—	111,329	3,368	114,697
Augustus K. Oliver, II(2)(3)	132,500	—	132,500	4,013	136,513
Arthur F. Weinbach(2)	145,000	3,000	148,000	4,734	152,734

(1)	Represents amounts paid by the Company for life insurance premiums and charitable gifts, as applicable. No tax gross-up is paid on this benefit.

(2)
These directors elected to convert all or a portion of their cash compensation into deferred RSUs, subject to the same terms and conditions as their other RSUs. These RSUs were expensed and accounted for pursuant to ASC 718. The following table sets forth information concerning the 2013 RSUs voluntarily elected to be received in lieu of cash and the total outstanding RSU awards held by the Non-Employee Directors as of December 31, 2013. Figures are rounded to the nearest whole share.

Name	Number of RSUs Received in 2013 in lieu of Cash	Total Number of RSUs Outstanding
Martin N. Baily	1,868	8,346
Arthur P. Byrne	3,763	16,674
Sanford Cloud, Jr.	2,194	9,393
Gordon J. Davis	—	3,756
John H. Forsgren	1,270	8,654
Ann Maynard Gray	848	4,804
Augustus K. Oliver, II	3,922	15,251
Arthur F. Weinbach	4,387	19,336

(3)
Retainer is prorated to reflect a mid-year rate change. Mr. Forsgren became the Chairman and Mr. Oliver became the Chair of the Finance Committee when Mr. Johnson retired from his position as Chairman on July 12, 2013.

20

ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS
The Governance Committee believes that the Company’s directors possess qualifications, skills and experience that are consistent with the standards for the selection of nominees for election to the Board set forth in the Company’s Corporate Governance Principles described on page 10 and that they have demonstrated the ability to effectively oversee the Company’s corporate, investment and line of business operations. Biographical information for the Company’s directors is set forth below, including the principal occupation and other public company directorships (if any) held by each director in the past five years and a description of the specific experience and expertise that qualifies each director to serve as a director of the Company.

Nominees for Directorships
Our Board currently consists of nine directors. The directors are divided into three classes having staggered three-year terms, so that the term of one class expires at each annual meeting of shareholders. These terms may be limited by the mandatory retirement provisions of our Corporate Governance Principles. As a result of the restatement, the Company did not hold an annual meeting of shareholders in 2013; therefore, the four directors whose terms were due to expire at the 2013 annual meeting of shareholders continued until the 2014 Annual Meeting. These four nominees, Directors Byrne, Gray, Wehr and Weinbach, are proposed for election at the 2014 Annual Meeting to hold office until the annual meeting of shareholders in 2016 and until their respective successors are duly elected and qualified. In addition, there are two directors, Directors Baily and Forsgren, whose terms are due to expire at the 2014 Annual Meeting, and these two nominees are proposed for election at the 2014 Annual Meeting to hold office until the annual meeting of shareholders in 2017 and until their respective successors are duly elected and qualified.

A number of our independent Board members are currently serving or have served as members of senior management of other public companies and have served as directors of other public companies. We believe our Board members have demonstrated leadership skills and have experience and judgment in areas that are relevant to our business. We believe that their ability to challenge and direct management and their dedication to the affairs of the Company collectively serve the interests of the Company and its shareholders.

The nominees listed below are all current directors and the Board supports the election of each of these nominees. Your proxy card will be used to vote for the election of all of the Board’s nominees that follow below, unless you withhold the authority to do so when you submit your proxy. If any of the nominees becomes unable or unwilling to accept nomination or election, it is intended that, in the absence of contrary specifications in a proxy, each proxy will be voted for the balance of those named and for a substitute nominee or nominees. We know of no reason to anticipate such an occurrence. All nominees have consented to be named as nominees and to serve as directors if elected.

The Board has determined that, given the businesses in which the Company is involved and the issues it confronts, it has need for several competencies among its members, including the following backgrounds: current or prior experience as the chief executive officer of a public company; finance experience; accounting expertise; investment management experience; law practice; and marketing experience. The Board also believes that it is important that its membership reflect the diversity of the constituencies it serves.

.

21

ELECTION OF DIRECTORS

Director Nominees
The following individuals are nominees for election as directors of the Company for terms to expire at the 2016 Annual Meeting of Shareholders. All ages are as of September 29, 2014.

Arthur P. Byrne
Age: 69
Director since: 2000 (for Phoenix Life since 1997)
Committees: Audit Committee; Compensation Committee
Experience: Mr. Byrne has been an operating partner of J.W. Childs Associates, L.P., a private equity fund based in Boston, Massachusetts, since 2002. He also has served as Chairman of The Esselte Corporation since 2002 and Chairman of W/S Packaging Inc. since 2006. He was President, Chief Executive Officer and Chairman of The Wiremold Company from 1991 to 2002.
Qualifications: Mr. Byrne has many years of prior experience as a chief executive officer and significant experience in the areas of finance, acquisitions and strategic planning.

Ann Maynard Gray
Age: 69
Director since: 2002
Committees: Compensation Committee; Executive Committee; Governance Committee (Chair)
Experience: Ms. Gray has served as a director of Duke Energy Corporation since 1994 and as chairman since 2014. She was President of the Diversified Publishing Group of Capital Cities/ABC, Inc. from 1991 to 1998.
Qualifications: Ms. Gray has many years of experience in finance and marketing functions, as well as the experience of having presided over a major division of a public company.

James D. Wehr
Age: 57
Director since: 2009
Committees: Executive Committee
Experience: Mr. Wehr has served as President and Chief Executive Officer of The Phoenix Companies, Inc. since 2009. He was Senior Executive Vice President and Chief Investment Officer from 2007 to 2009, Executive Vice President and Chief Investment Officer from 2005 to 2007, Senior Vice President and Chief Investment Officer of the Company and Phoenix Life from 2004 to 2005, and Senior Managing Director and Portfolio Manager at Phoenix Investment Partners (now Virtus Investment Partners, Inc.) from 1995 through 2003. Mr. Wehr joined Phoenix in 1981 and held a series of increasingly senior investment positions, including credit research, trading and portfolio management prior to 1995. Mr. Wehr has served as a Director of the Back9Network, Inc. since 2011.
Qualifications: Mr. Wehr has investment management expertise and served in several executive roles prior to becoming a chief executive officer.

Arthur F. Weinbach
Age: 71
Director since: 2008
Committees: Audit Committee (Chair); Compensation Committee; Executive Committee
Experience: Mr. Weinbach has served as Chairman of CA Technologies since 2010 and as Director since 2008. He was Chairman of Broadridge Financial Solutions, Inc. from 2010 until he retired in 2011 and was executive Chairman from 2007 to 2010. He also was associated with Automatic Data Processing, Inc. (ADP) from 1980-2007, serving as Chairman and Chief Executive Officer, retiring as Chief Executive Officer in 2006 and retiring as Chairman in 2007.
Qualifications: Mr. Weinbach has a long career as a certified public accountant and experience in many executive roles, including chief executive officer.

22

ELECTION OF DIRECTORS

The following individuals are nominees for election as directors of the Company for terms to expire at the 2017 Annual Meeting of Shareholders. All ages are as of September 29, 2014.

Martin N. Baily
Age: 69
Director since: 2005
Committees: Finance Committee; Governance Committee
Experience: Mr. Baily has been a Senior Fellow at The Brookings Institution since 2007. He also has been a Senior Advisor to McKinsey & Company since 2002. He was a Senior Fellow at the Peterson Institute for International Economics from 2001 to 2007, Chairman and a Cabinet Member of the President’s Council of Economic Advisors from 1999 to 2001, and a Principal of McKinsey & Company from 1996 to 1999.
Qualifications: Mr. Baily holds a Ph.D. in economics from Massachusetts Institute of Technology and has expertise in the field of finance through work in the private sector and government.

John H. Forsgren
Age: 68
Director since: 2005
Committees: Audit Committee; Executive Committee (Chair); Finance Committee (Chair)
Experience: Mr. Forsgren has served as Chairman of the Board of the Company since July 2013; director of Trident Resources Corp. since 2007, Port Townsend Paper Co. since 2008, and Duke Energy Corporation since August 2009. Mr. Forsgren also serves on the board of several privately held companies. Previously, he served as a director of NEON Communications Group, Inc. from 1998 to 2007 and CuraGen Corporation from 2002 to 2009, serving as Executive Chairman during 2009. Mr. Forsgren held the positions of Vice Chairman, Executive Vice President and Chief Financial Officer of Northeast Utilities from 2001 through 2004, and Executive Vice President and Chief Financial Officer from 1996 to 2001. He was Managing Director of Chase Manhattan Bank from 1995 to 1996, Executive Vice President of Sun International Investments, Ltd. from 1994 to 1995, Senior Vice President and Chief Financial Officer of Euro Disney (a subsidiary of The Walt Disney Company) from 1990 to 1994, and Vice President and Treasurer of The Walt Disney Company from 1986 to 1990.
Qualifications: Mr. Forsgren served as chief financial officer of a public company, served in financial functions in a variety of different businesses and has experience in accounting, finance and investments.

Continuing Directors
The following directors whose terms expire at the 2015 Annual Meeting of Shareholders, will continue to serve as directors. All ages are as of September 29, 2014.

Sanford Cloud, Jr., Esq.
Age: 69
Director since: 2001
Committees: Compensation Committee (Chair); Executive Committee; Governance Committee
Experience: Mr. Cloud has been a member of the Board of Directors of Back9Network, Inc. since 2013. He also has served as Chairman of the Board of Directors of the UConn Health Center since 2011 and a member of the Board of Trustees of the University of Connecticut also since 2011. He also has served as Chairman and Chief Executive Officer of The Cloud Company, LLC since 2005, Chairman of The Connecticut Health Foundation since 2010, a Trustee of Northeast Utilities since 2000, and as non-executive Chairman of Ironwood Mezzanine Fund L.P. Previously, Mr. Cloud served as President and Chief Executive Officer of The National Conference for Community and Justice from 1994 through 2004, a partner at the law firm of Robinson & Cole LLP from 1993 to 1994, a Vice President at Aetna, Inc. from 1986 to 1992, and a Connecticut State Senator from 1977 to 1980.
Qualifications: Mr. Cloud is an attorney who has worked in private practice, as in-house counsel, served in the state legislature, and served as a senior officer of a major insurance company and as a chief executive officer of a large not-for-profit organization.

23

ELECTION OF DIRECTORS

Augustus K. Oliver, II
Age: 65
Director since: 2008
Committees: Audit Committee; Finance Committee
Experience: Mr. Oliver has served as a Managing Member of Oliver Press Partners, LLC since 2005 and Managing Member of Oliver Press Investors, LLC since 2005. He has served as a director of Scholastic Corporation since 1995, and served as a director of Verint, Inc. from 2012 to February 2013 and Comverse Technology, Inc. from 2007 to February 2012. Mr. Oliver also served as a Managing Member of WaterView Advisors, LLC from 1999 to 2005.
Qualifications: Mr. Oliver has experience in investment matters.

Westley V. Thompson
Age: 59
Director since: 2014
Committees: Finance Committee; Governance Committee
Experience: Mr. Thompson was employed by Sun Life Financial U.S. from 2008 to April 2014, serving as President from January 2010 to April 2014 and President of Sun Life U.S. Operations from October 2008 to January 2010. Prior to joining Sun Life Financial U.S., Mr. Thompson worked for Lincoln Financial Group from January 1998 to September 2008.
Qualifications: Mr. Thompson spent his entire career in the life insurance industry. Over the course of his career, he has worked in and with city and state government.

Director – Attainment of Retirement Age
Each of Mr. Gordon J. Davis and Mr. Thomas S. Johnson reached age 72 prior to the 2014 Annual Meeting and retired from the Board effective May 22, 2014 and July 12, 2013,

respectively, in keeping with the Board's retirement guidelines.

The Board recommends that shareholders vote “FOR” all nominees for election as Directors.

24

REPORT OF THE AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of our Board (the “Audit Committee”) has submitted the following report for inclusion in this Proxy Statement:

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation, presentation and integrity of the Company’s financial statements and for the Company’s reporting process, including its systems of internal controls. PwC is the Company’s independent registered public accounting firm, responsible for auditing the Company’s annual financial statements and performing quarterly reviews. In fulfilling its responsibilities, the Audit Committee relies, without independent verification, on the information provided by the Company’s management and by PwC. See also “Audit Committee” on page 15 for a discussion of the Audit Committee’s responsibilities.

On April 1, 2014, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2012 with the SEC containing the restatement.

During the process of the restatement, with the oversight of the Audit Committee, material errors were identified and corrected related to actuarial finance and valuation, investments, reinsurance accounting, pensions, limited partnerships and other investments, taxable income reporting, cash flows and changes in classifications, and correction of accounting errors related to the adoption of new accounting guidance.

The 2013 Form 10-K contains information with respect to certain implemented and planned remediation measures by the Company to improve the overall system of internal control over financial reporting and to remediate the material weaknesses in internal control over financial reporting. The Audit Committee provides oversight and reviews with management the progress of such remediation initiatives.

A description of material weaknesses and management’s evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures, as well as management’s remediation initiatives relating to people and skills, control and governance, technology, and process, is more fully described in “Item 9A: Controls and Procedures” in Part II of the 2013 Form 10-K. This Report of the Audit Committee should be read in conjunction with the information set forth in “Item 9A: Controls and Procedures" in Part II of the 2013 Form 10-K.

The Audit Committee members, individually and as a committee, provided ongoing oversight and support regarding the completion of the restatement including the Company’s annual and quarterly restated financial statements, the identification of material weaknesses in internal control over financial reporting, the progress of related remediation initiatives, and the Company’s efforts to resume its status as a timely SEC filer. Between the announcement of the restatement on November 8, 2012 and the date of the filing of the 2013 Form 10-K with the SEC, the Audit Committee held 24 meetings for the purposes of, among other things, overseeing the progress of the restatement, and reviewing and discussing the Company’s annual and quarterly financial statements, disclosures related to these financial statements and the restatement, and the material weaknesses in internal control over financial reporting and related remediation initiatives. To supplement these meetings, the Audit Committee also held 25 informational update conference calls. Further, throughout this period, individual members of the Audit Committee were in frequent contact with members of management and PwC regarding these matters.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and has met, reviewed and discussed with management and with PwC, the Company’s audited financial statements for the years ended December 31, 2012 and December 31, 2013, respectively. The Audit Committee also discussed with PwC the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, including:

•	PwC’s responsibilities under generally accepted auditing standards;

•	the Company’s significant accounting policies;

•	management’s judgments and accounting estimates;

•	any significant audit adjustments;

•	any disagreements with management; and

•	any difficulties encountered in performing the audit.

Additionally, the Audit Committee met throughout the year with PwC, the Company’s Chief Financial Officer (“CFO”) and the Company’s internal auditor to discuss the results of their examinations and evaluations of the Company’s internal controls and of the overall quality, not just the acceptability, of the Company’s financial reporting process. The meetings with PwC occurred both with and without members of management present; the meetings with the CFO and the internal auditor occurred both with and without other members of management present.

The Audit Committee has received from PwC the written disclosure and the letter required by the applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from the Company. PwC has confirmed in its letter that, in its professional judgment, it is independent of the Company

25

REPORT OF THE AUDIT COMMITTEE

within the meaning of the federal securities laws. The Audit Committee has considered whether provision of the non-audit services rendered by PwC during the Company’s most recent fiscal year is compatible with maintaining the independence of such auditors and deemed that it was.

Based on the reviews and discussions referred to in this report, the Audit Committee recommended to the Board, and the Board has approved, that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and filed with the SEC. The Audit Committee has also approved, subject to shareholder ratification, the selection of PwC as the Company’s independent registered public accounting firm for the fiscal year 2014.

MEMBERS OF THE AUDIT COMMITTEE:

Arthur F. Weinbach, Chair
Arthur P. Byrne
John H. Forsgren
Augustus K. Oliver, II

26

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 19, 2014, the Audit Committee, subject to ratification by the shareholders, appointed PwC, an independent registered public accounting firm, to audit and report on our consolidated financial statements for the fiscal year ending December 31, 2014 and the Audit Committee appointed PwC to audit and report on our consolidated financial statements for the fiscal year ending December 31, 2013. We have been advised that representatives of PwC will attend the 2014 Annual Meeting. They will have the opportunity to make a statement and to respond to questions from shareholders. The Audit Committee will consider the outcome of our shareholders' vote in connection with the selection of PwC but is not bound by the vote. If the appointment is not ratified, the Audit Committee will consider whether a different independent registered public accounting firm should be selected.

Fees of the Independent Registered Public Accounting Firm
The Board has a policy to assure the independence of its independent registered public accounting firm. Prior to each fiscal year, the Audit Committee receives a written report from PwC describing the elements expected to be performed in the course of its audit of the Company’s financial statements for the coming year. The Audit Committee may approve the scope and fees not only for the proposed audit, but also for various recurring audit-related services. For services if its independent registered public accounting firm that are neither audit-related, nor recurring, a Company vice president may submit in writing a request to the Company's internal auditor accompanied by approval of the Company’s Chief Financial Officer or Chief Accounting Officer. The Audit Committee may pre-approve the requested service as long as it is not a prohibited non-audit service and the performance of such service would be consistent with all applicable rules on auditor independence. The Audit Committee may also delegate pre-approval authority to one or more of its members.

All services performed for us by PwC in 2013 and 2012 were pre-approved by the Audit Committee pursuant to the policy described above.

The services performed by PwC in 2013 and 2012 are described below. PwC does not provide any services to us prohibited under applicable laws and regulations. To the extent PwC provides us with consulting services, those services are closely monitored and controlled by both management and the Audit Committee to ensure that their nature and extent do not interfere with PwC’s independence. The independence of PwC is also considered annually by our Board.

Fees for 2012 primarily relate to additional fees associated with the restatement of the Company’s financial statements billed and accrued in 2013 and 2014. Amounts recorded within the 2013 and 2012 financial statements were $58,325,827 and $4,426,433, respectively.

PwC Fees:	2013	2012
Audit fees (1)	$25,000,000	$61,704,229
Audit-related fees (2)	—	9,797
Tax fees	—	—
All other fees (3)	—	2,672
Total fees	$25,000,000	$61,716,698
———————

(1)
Amounts represent fees for the annual audits of our financial statements and internal controls, reviews of our financial statements for interim periods, audits of statutory and other regulatory filings and audits of our internal control over financial reporting. In addition, these amounts include fees for consents and other assistance related to documents filed with the SEC.

(2)	Amounts represent fees for employee benefit plan audits, control reviews and the performance of agreed-upon procedures.

(3)	Amounts represent fees for research and regulatory reporting compliance software.

The Board recommends that shareholders vote “FOR” the ratification of the appointment of PwC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014.

27

PERFORMANCE GOALS APPROVAL

PROPOSAL 3: APPROVAL OF CONTINUED USE OF THE PERFORMANCE GOALS UNDER THE COMPANY'S 2003 RESTRICTED STOCK, RESTRICTED STOCK UNIT AND LONG-TERM INCENTIVE PLAN AND ANNUAL INCENTIVE PLAN FOR EXECUTIVE OFFICERS FOR PURPOSES OF CODE SECTION 162(m)

PURPOSE OF PROPOSAL
WE ARE ASKING OUR SHAREHOLDERS TO APPROVE CONTINUED USE OF THE PERFORMANCE GOALS UTILIZED IN OUR INCENTIVE PLANS SO THAT INCENTIVE AWARDS GRANTED UNDER THESE PLANS MAY QUALIFY AS TAX DEDUCTIBLE COMPENSATION UNDER CODE SECTION 162(m).

SHAREHOLDER APPROVAL OF THESE PERFORMANCE GOALS IS A REQUIREMENT UNDER CODE SECTION 162(m), AS DESCRIBED BELOW.

THE PROPOSAL DOES NOT AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK FOR ISSUANCE TO COMPANY EMPLOYEES OR DIRECTORS UNDER THE APPLICABLE PLANS.

You are being asked to approve continued use of the performance goals under the Company’s 2003 Restricted Stock, Restricted Stock Unit and Long-Term Incentive Plan (the “Long-Term Incentive Plan” or "LTIP") and the Company’s Annual Incentive Plan for Executive Officers (the “Annual Incentive Plan”). The material features of the Long-Term Incentive Plan, which were approved by shareholders at the 2003 Annual Meeting of Shareholders, and the material features of the Annual Incentive Plan, which were approved by shareholders at the 2005 Annual Meeting of Shareholders, remain unchanged. Shareholders last approved continued use of the performance goals under the Company's Long-Term Incentive Plan and the Annual Incentive Plan at the 2009 Annual Meeting of Shareholders.

As discussed in Tax and Accounting Considerations on page 55, Code Section 162(m) sets limits on our federal income tax deduction for compensation paid in a taxable year to an individual who, on the last day of the taxable year, was the chief executive officer or among the three other highest-compensated executive officers whose compensation is reported in the Summary Compensation Table (other than the CFO), referred to as "Covered Employees". “Qualified performance-based compensation,” which can include compensation from stock options, stock appreciation rights, performance shares, performance share units, cash awards and certain grants of restricted stock, is not subject to this deduction limit, and therefore is fully deductible, if certain conditions are met. One of these conditions is shareholder approval of continued use of the performance goals under which the compensation is paid.

Under Internal Revenue Code regulations, a company is generally required to obtain approval of continued use of the performance goals from its shareholders every five years. As noted above, shareholders last approved the performance goals under our Long-Term Incentive Plan and Annual Incentive Plan at the 2009 Annual Meeting of Shareholders. Accordingly, the Company is seeking approval of continued use of the performance goals at this meeting so that compensation paid to our Covered Employees based on these performance goals may qualify as tax deductible compensation for federal income tax purposes. The Compensation Committee of our Board (the "Compensation Committee") intends to structure certain compensation to take advantage of this exemption under Code Section 162(m), as appropriate, in light of its compensation objectives. However, the Compensation Committee may elect to provide compensation outside those requirements when necessary to achieve its compensation objectives. The Long-Term Incentive Plan allows the Compensation Committee to award long-term incentive awards that vest based upon the achievement of specific performance targets determined at the time of grant. Similarly, the Annual Incentive Plan allows the Compensation Committee to establish performance targets for annual bonus awards and to pay such bonus awards based on performance against those targets.

28

PERFORMANCE GOALS APPROVAL

Under each of the Long-Term Incentive Plan and the Annual Incentive Plan, the performance targets for the awards are required to relate to at least one of the following criteria, which may be determined solely by reference to the performance of the Company or a subsidiary (or any business unit thereof) or based on comparative performance relative to other companies:

•
Operating income, net income, earnings before or after taxes, interest, depreciation, amortization or extraordinary or special items (or any combination), which may be determined on a per share basis (basic or diluted)

•	Segment income

•	Gross or net cash flow, free cash flow, cash flow return on investment (discounted or otherwise), cash operating income, net cash provided by operations, or cash flow in excess of cost of capital

•	Total shareholder return

•	Earnings per share or stock price or shareholder return (on a gross or net basis)

•	Stock price

•	Dividend payout

•	Sales / Revenues

•	Operating margin, gross margin or other financial margin

•	Expense management measures

•	Return on assets (gross or net), return on investment, return on capital or return on equity (or any combination)

•	Debt to capital ratio, or risk based capital ratio

•	Economic value created

•	Assets under management, gross or net flows of assets under management, market capitalization, net assets, or book valuation

•	Claims-paying ability

•	Any rating by a nationally recognized statistical rating organization

•	Policy retention and surrender measures

•	Attainment of strategic or operating initiatives

•	Comparison with various stock market indices

LONG-TERM INCENTIVE PLAN
Material Features of the Plan
Under the Long-Term Incentive Plan, restricted stock, restricted stock units and long-term performance units may be granted to attract, retain and engage selected participants and encourage their long-term ownership interest in the

Company. Certain of these awards may be based on the performance goals specified in the Long-Term Incentive Plan.

Eligible Class
Any officer or other employee or non-employee director of the Company or any subsidiary of the Company selected by the Compensation Committee may participate in the Long-Term Incentive Plan. Approximately 622 officers and employees and eight non-employee directors are eligible to participate in the Long-Term Incentive Plan as of December 31, 2013.

Maximum Amounts
The maximum number of long-term performance units that may be earned by a participant and the maximum number of shares that may be issued pursuant to such earned units in a performance cycle may not exceed 34,787 shares (which have been adjusted for the spin-off of our asset management business and 2012 reverse stock split).

29

PERFORMANCE GOALS APPROVAL

Summary of the Plan

Administration
The Long-Term Incentive Plan is administered by the Compensation Committee. The Compensation Committee selects the participants to whom restricted stock, RSUs and long-term performance units may be granted, the time or times at which such awards are granted, the number of shares subject to each grant and the terms and conditions (not inconsistent with the Long-Term Incentive Plan) of each grant, including the performance goals applicable to the long-term performance unit awards. As grants are made at the discretion of the Compensation Committee, future awards under the Long-Term Incentive Plan are not yet determinable. In addition, the value of the awards granted under these plans will depend on a number of factors, including the fair market value of our common stock on future dates. Consequently, it is not possible to determine the benefits that might be received by participants receiving awards under the Long-Term Incentive Plan.

Shares Reserved
The aggregate number of shares of Common Stock that may be issued under the Long-Term Incentive Plan may not exceed 315,602 shares, as adjusted, which may include authorized but unissued shares or treasury shares. As of June 30, 2014, there are awards outstanding in respect of 565 shares and 78,585 shares remaining available for future grants under the Plan. If there is a stock split, stock dividend, recapitalization, or other relevant change affecting the

Company’s shares, appropriate adjustments will be made in the number of shares that may be issued in the future and in the number of shares under all outstanding restricted stock units or other awards granted before the event. If shares subject to an award are cancelled, terminated or otherwise settled without the issuance of shares, those shares will again be available for inclusion in future award grants.

Shareholder Rights
Participants have all the rights of a shareholder with respect to restricted stock, including but not limited to, the right to vote and the right to receive dividends. In respect of restricted stock units, a participant does not have any right to vote on any matter submitted to the Company’s shareholders or to dispose of the shares of Common Stock underlying such RSUs, nor does a participant have any beneficial ownership in respect of any shares of Common Stock underlying restricted stock units, until such time as the shares of Common Stock underlying such units have been issued. At the discretion of the Compensation Committee, a participant may be entitled to cash dividends (referred to as “dividend equivalents”) paid by the Company on a share of Common Stock for each restricted stock unit awarded to a participant.

Long-Term Performance Units
The Compensation Committee in its sole discretion selects those participants to receive long-term performance units under the plan. Long-term performance units relate to pre-established performance goals over a performance cycle. A performance cycle is generally three years and may consist of calendar year segments. The performance goals are objectives for the Company, any subsidiary, unit or business segment of the Company, or individual established by the Compensation Committee and are based on one or more of the performance goals set forth under Purpose of Proposal on page 28. The performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group or other external measure.

Prior to the beginning of the first year of a performance cycle (or such later time consistent with Code Section 162(m)), the Compensation Committee allocates a target number of long-term performance units (the “Target Units”) to participants.

Prior to the beginning of the first year of a performance cycle or the beginning of each segment of the performance cycle (or such later time consistent with Code Section 162(m)), the Compensation Committee determines the performance goals applicable to the units that may be earned by the participant for such performance cycle and/or segment thereof. The Compensation Committee specifies the formula for determining the percentages of the performance goals that must be achieved for the participant to earn the Target Units or less than or more than the Target Units, allocated to the participant if actual performance is equal to, less than or greater than the target performance goals. The Compensation Committee may, in its sole discretion, provide that long-term performance units will be earned by a participant in respect of the achievement of performance goals for the performance cycle. The Compensation Committee may, in its sole discretion, provide that no units will be earned by a participant in respect of a performance cycle unless a threshold level of the performance goals is satisfied. Following the end of each

30

PERFORMANCE GOALS APPROVAL

performance cycle, the Compensation Committee determines the number of units actually earned by a participant for such cycle calculated in accordance with the pre-established performance goals applicable to such cycle. Participants do not receive any payment with respect to units until the Compensation Committee certifies the results of the performance goals. Subject to certain adjustments to shares of Common Stock for stock splits, reorganizations, consolidations and other corporate events that effect the Common Stock generally, the maximum number of units that may be earned by a participant and the maximum number of shares that may be issued pursuant to such earned units in a performance cycle may not exceed 34,787 shares, as adjusted.

In the Compensation Committee’s sole discretion, the participant is entitled to receive one share of Common Stock or RSU in exchange for each earned long-term performance unit. Earned RSUs are subject to the terms and conditions applicable to the terms described in this Proposal, except that the Compensation Committee may not elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock for the restricted stock units.

In general, if a participant ceases employment by reason of death, disability or retirement during a performance cycle, the participant will earn a pro-rated number of units determined by prorating the percentage of the target earned according to the number of months the participant was actively at work during the cycle. In general, if a participant ceases employment for any reason other than death, disability or retirement, such participant will forfeit all of his units. In the event of a change of control, the participant will earn a prorated number of units in respect of each outstanding performance cycle determined by prorating the target award based on the number of completed months prior to the change of control.

Grant of Restricted Stock and Restricted Stock Unit Awards
The Compensation Committee may grant restricted stock and restricted stock units under the Long-Term Incentive Plan. Each share of restricted stock will be subject to forfeiture if a specified period of service, generally three years, is not completed. Each RSU will represent a contractual right to receive one share of Common Stock after the satisfaction of vesting criteria, such as continued employment with the Company for a specified period of time, generally three years. (The specified period during which restricted stock is subject to forfeiture and restricted stock units are subject to vesting is referred to as the “restricted period.”) The Compensation Committee may, in its sole discretion, elect to settle restricted stock units in cash or a combination of cash and shares of Common Stock.

Generally, if a participant terminates employment by reason of death, disability or retirement, the restricted period will lapse as to a pro-rated portion of the shares of restricted stock and restricted stock units transferred or issued to such participant based on the number of days the participant actually worked since the date the awards were granted (or in the case of awards which become vested in installments, since the date, if any, on which the last installment of such awards became vested). Any awards as to which the restricted period has not lapsed at the date of a participant’s termination of employment by reason of death, disability or retirement will automatically be cancelled upon such participant’s termination of employment. Generally, if a participant’s employment is terminated for any reason other than death, disability or retirement at any time prior to the date when the restricted period lapses, all restricted stock held by the participant will revert back to the Company and all restricted stock units and any dividend equivalents credited to such participant will be forfeited upon the participant’s termination of employment.

In the event of a change of control of the Company, as defined in the plan, the restricted period with respect to each award of restricted stock and restricted stock units will lapse on the date of such change of control.

Term
The Long-Term Incentive Plan will continue in effect, until no more shares of Common Stock are available for issuance under the LTIP, unless sooner terminated by the Board.

31

PERFORMANCE GOALS APPROVAL

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth information as of the end of the Company’s 2013 fiscal year with respect to compensation plans under which equity securities of the Company are authorized for issuance:

	(A)	(B)	(C)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average issue price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans, excluding securities reflected in Column (A)
Equity compensation plans approved by the Company's shareholders: - 2003 Restricted Stock, Restricted Stock Unit and Long-Term Incentive Plan (2)	29,226 (3)	N/A	69,812
Equity compensation plans not approved by the Company's shareholders: - Stock Incentive Plan (4) - Directors Stock Plan (6)	89,569 (5) ----	$ 166.02 N/A	128,114 24,187
Total plans not approved by shareholders	89,569	$ 166.02	152,301
Total	118,795	166.02	222,113

(1)	Does not take RSUs into account.

(2)	A copy of the 2003 Restricted Stock, Restricted Stock Unit and Long-Term Incentive Plan was filed as Exhibit 10.22 to our first quarter 2008 Form 10-Q filed by the Company with the SEC on May 8, 2008.

(3)	This figure consists of the shares underlying 17,024 RSUs that vest subject to performance criteria, and 12,202 RSUs that are subject to no contingencies (but which are not currently convertible).

(4)
A copy of the Stock Incentive Plan was filed as Exhibit 10.2 to the first quarter 2008 Form 10-Q filed by the Company with the SEC on May 8, 2008. The first amendment to the Stock Incentive Plan was filed as Exhibit 10.2 to our 2008 Annual Report on Form 10-K filed by the Company with the SEC on March 5, 2009. The following summary of the material features of the plan is qualified in its entirety by reference to the full text of the plan, which is hereby incorporated by reference.

Under the Company’s Stock Incentive Plan, the Compensation Committee (or if the committee delegates such authority to the CEO) may grant stock options to officers and employees of the Company and its subsidiaries. The maximum number of shares issuable under the plan with respect to officers and employees of the Company is the aggregate of 5% (approximately 5.25 million prior to adjustment for the spin-off of Virtus) of the shares outstanding on June 26, 2001 (approximately 105 million shares) reduced by the shares issuable pursuant to options or other awards granted under the Company’s Directors Stock Plan. During any five-year period, no participant may be granted options in respect of more than 5% of the shares available for issuance under the plan. The Board may terminate or amend the plan, but such termination or amendment may not adversely affect any outstanding stock options without the consent of the affected participant. The plan will continue in effect until it is terminated by the Board or until no more shares are available for issuance.

The exercise price per share subject to an option will be not less than the fair market value of such share on the option’s grant date. Each option will generally become exercisable in equal installments on each of the first three anniversaries of the grant date, except that no option may be exercised after the tenth anniversary of its grant date. Options may not be transferred by the grantee, except in the event of death or, if the Compensation Committee permits, the transfer of non-qualified stock options by gift or domestic relations order to the grantee’s immediate family members. Upon a grantee’s death, any outstanding options previously granted to such grantee will be exercisable by the grantee’s designated beneficiary until the earlier of the expiration of the option or five years following the grantee’s death. If the grantee terminates employment by reason of disability or retirement, any outstanding option will continue to vest as if the grantee’s service had not terminated and the grantee may exercise any vested option until the earlier of five years following termination of employment or the expiration of the option. If the grantee’s employment is terminated for cause, the grantee will forfeit any outstanding options. If the grantee’s employment terminates in connection with a divestiture of a business unit or subsidiary or similar transaction, the Compensation Committee may provide that all or some outstanding options will continue to become exercisable and may be exercised at any time prior to the earlier of the expiration of the term of the options and the third anniversary of the grantee’s termination of service. If the grantee terminates employment for any other reason, any vested options held by the grantee at the date of termination will remain exercisable for a period of 30 days and any then unvested options will be forfeited.

Generally, upon a change of control (as defined in the plan), each outstanding option will become fully exercisable. Alternatively, the Compensation Committee may: (i) require that each option be canceled in exchange for a payment in an amount equal to the excess, if any, of the price paid in connection with the change of control over the exercise price of the option; or (ii) if the Compensation Committee determines in good faith that the option will be

32

PERFORMANCE GOALS APPROVAL

honored or assumed by, or an alternative award will be issued by, the acquirer in the change of control, require that each option remain outstanding without acceleration of vesting or exchanged for such alternative award.

(5)
This figure consists of the shares which underlie the options issued under the Stock Incentive Plan (75,069 of which are fully vested, 2,000 of which are subject to vesting with the passage of time and 12,500 of which are subject to performance contingencies).

(6)
A copy of the Directors Stock Plan was filed as Exhibit 10.6 to the 2008 Form 10-Q filed by the Company on May 8, 2008. The following summary of the material features of the plan is qualified in its entirety by reference to the full text of the plan, which is hereby incorporated by reference.

Under the Directors Stock Plan, the Board may grant options to outside directors, provided that the aggregate number of shares issuable pursuant to options will not exceed 0.5% of the total shares outstanding on June 26, 2001, or 26,242 shares. Each option entitles the holder to acquire one share of our Common Stock at the stated exercise price. The exercise price per share will not be less than the fair market value of a share on the day such option is granted and the option will be exercisable from the day the option is granted until the earlier of the tenth anniversary of such grant date or the third anniversary of the day the outside director ceases to provide services for the Company. Under the Directors Stock Plan, the Board may require the outside directors to receive up to one-half of their directors fees in shares instead of cash and the outside directors may elect to receive any portion of such fees in shares instead of cash. The aggregate number of shares that may also be issued in lieu of cash fees may not exceed 26,202 shares, bringing the total available under this plan to 52,444 shares.

33

PERFORMANCE GOALS APPROVAL

ANNUAL INCENTIVE PLAN
Material Features of the Plan
Under the Annual Incentive Plan, cash or equity may be granted based on achievement against the Annual Incentive

Plan’s performance goals during a specified performance period.

Eligible Class
Any officer or other employee of the Company or any subsidiary of the Company selected by the Board or Compensation Committee may participate in the Annual

Incentive Plan. Four executive officers are eligible to participate in the Annual Incentive Plan.

Maximum Amount
The maximum award payable to a participant under the Annual Incentive Plan is $5,000,000.

Summary of the Plan

Administration
The Compensation Committee is authorized to determine the terms and conditions of any and all incentive compensation opportunities under the Annual Incentive Plan (the “Awards”) including, but not limited to:

•	the target and maximum amounts that may become payable for each Award;

•	the performance goals applicable to each Award; and

•	any additional restrictions that must be satisfied prior to payment of each Award.

Once established, the terms and conditions of an Award may not be subsequently changed in a manner which would increase the amount payable for that Award.
The Compensation Committee is authorized to:

•	prescribe, amend and rescind rules and regulations relating to the Annual Incentive Plan;

•	provide for conditions deemed necessary or advisable to protect the interests of the Company;

•	interpret the provisions of the Annual Incentive Plan and make all other determinations necessary or advisable for the administration and interpretation of the Annual Incentive Plan; and

•	carry out the Annual Incentive Plan’s provisions and purposes.

Determinations, interpretations or other actions made or taken by the Compensation Committee are final, binding and conclusive. As grants are made at the discretion of the Compensation Committee, future awards under the Annual Incentive Plan are not yet determinable. In addition, the value of the awards granted under these plans will depend on a number of factors, including our future performance. Consequently, it is not possible to determine the benefits that might be received by participants receiving awards under the Annual Incentive Plan.

Termination of Employment
Unless the Compensation Committee otherwise determines, payment of any Award under the Annual Incentive Plan will be conditioned on the continuous employment of the participant from the date of the Award through the date the Award is paid.

34

PERFORMANCE GOALS APPROVAL

Payment of Awards
If, after the end of the applicable performance period, the Compensation Committee determines that the relevant performance criteria for that fiscal year have been satisfied, in whole or in part, and certifies that result, the Compensation Committee shall authorize the payment to each participant of the amount specified for that participant according to the pre-established formula, or, at the discretion of the Compensation Committee, any lesser amount. Payment of any Award may be made in any combination of cash or equity, as long as the equity is issued under another plan maintained by the Company.

Incentive Compensation Opportunities
Before the commencement of the applicable performance period (or any later date consistent with the requirements of Code Section 162(m)), the Compensation Committee will establish the Awards for Executive Officers participating in the Annual Incentive Plan for that year. At the time each

Award is established, the Compensation Committee will determine the target and maximum amounts that may be earned for that Award. The Compensation Committee may not subsequently increase any Award.

Establishment of Performance Target and Formula
Before each performance period begins (or on a later date consistent with the requirements of Code Section 162(m)), the Compensation Committee will establish the performance goals upon which each Award will be payable, if at all, with respect to the relevant performance period. This Award will be earned based upon the performance of the Company relative to pre-established goals, which, if specified by the Compensation Committee at the time that the Award is made, may be determined based on any adjustments determined and specified by the Compensation Committee at the same time the performance goals are established. The Compensation

Committee has the sole discretion to establish other or additional performance criteria that must be achieved as a condition to earning an Award. The other performance criteria may include objectives established by the Compensation Committee for the Company or any of our subsidiaries, units, or business segments or individuals selected for an Award based on those performance goals set forth under Purpose of Proposal on page 28. The performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group or other external measure.

Compensation Recovery Policy
If an Employee/Participant is covered under the Company’s Compensation Recovery Policy (“Clawback Policy”), as currently in effect and as amended from time to time, under certain circumstances, the Company is allowed to recover incentive compensation paid to certain employees. The benefits provided under the Annual Incentive Plan and the

Long-Term Incentive Plan are incentive compensation and are subject to the Clawback Policy and such benefits shall be repaid to the Company if and to the extent that the Company’s Board determines that repayment must be made pursuant to the Clawback Policy.

The Board recommends that shareholders vote "FOR" the approval of continued use of the performance goals under the Company's 2003 Restricted Stock, Restricted Stock Unit and Long-Term Incentive Plan and Annual Incentive Plan for Executive Officers for purposes of Code Section 162(m).

35

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
This Compensation Discussion & Analysis (the “CD&A”) provides an overview of our executive compensation programs, describes the material factors underlying the 2013 compensation provided to our named executive officers (the “NEOs”), and explains the information presented in the tables that follow this CD&A.

The NEOs for fiscal 2013 were:

•	James D. Wehr, President and CEO

•	Bonnie J. Malley, Executive Vice President, CFO and Treasurer

•	Edward W. Cassidy, Executive Vice President, Distribution

•	Peter A. Hofmann, Executive Vice President, Strategy and Business Development

•	Christopher M. Wilkos, Executive Vice President and Chief Investment Officer

•	John V. LaGrasse, Former Executive Vice President, Alternative Retirement Solutions (see Note 12 in Summary Compensation Table on page 59)

36

COMPENSATION DISCUSSION AND ANALYSIS

Business and Organizational Background
Phoenix is a holding company with operating subsidiaries that provide life insurance and annuity products through independent agents and financial advisors. Our core mission is to help these financial professionals provide solutions to families and individuals planning for or living in retirement. Our policyholder base includes both affluent and middle market consumers, with more recent business concentrated in the middle market. Saybrus, our distribution subsidiary, provides dedicated life insurance and other consulting services to financial advisors in partner companies as well as support for sales of Phoenix's product line.

In 2013, 99% of Phoenix product sales, as defined by total annuity deposits and total life premium, were annuities, and

88% of those sales were fixed indexed annuities. New product launches and investments in service and technology enabled us to deliver competitive products and a high standard of service to our distributors and policyholders. Mortality, persistency and investment results were solid for the year, and sales of our core annuity product line were nearly $700 million. Although our statutory surplus declined, we managed our capital to maintain financial strength and flexibility for both the holding company and life companies. These achievements came at a time when we were involved in the restatement, a significant and complex undertaking.

Compensation Actions in 2012 and 2013
Our overriding philosophy and approach to executive compensation is to strongly align pay with performance. As we considered compensation for 2012 through 2014 in light of the restatement, we viewed decisions comprehensively and accounted for their long-term impact. The Compensation Committee also undertook a rigorous review of our open incentive plans in order to determine fair and reasonable payouts for this time period.

In 2012, the Compensation Committee:

•	Did not approve any pay increases to the CEO or other NEOs with the exception of Ms. Malley in recognition of her promotion to CFO.

•
Reduced annual incentive awards for Mr. Wehr and Mr. Hofmann, who was CFO during the fiscal periods subject to the restatement. Mr. Hofmann's payout was reduced by 80% from 63% to 13% of target. Mr. Wehr's payout was reduced by 40% from 63% to 38% of target.

In 2013, the Compensation Committee:

•	Did not approve a pay increase to the CEO

•	Did not grant long-term incentive ("LTI") awards as a result of the restatement and the corresponding lack of U.S. GAAP information for long-term goal setting.

•
Reduced the maximum payout for our annual incentive plan, the 2013 Performance Incentive Plan ("PIP") at 125% for senior management and 150% for the general population. The reduction reflected the shorter time period between the plan rollout and the end of the performance period.

In addition, the 2013 PIP paid out at 29% and the 2011-2013 LTIP, which was primarily earned based on 2011 financial performance, paid out at 136%. See the Project to Assess the Treatment of Open Incentive Plans Given the Restatement and Elements of Compensation sections on Pages 44 and 48, respectively.

37

COMPENSATION DISCUSSION AND ANALYSIS

Summary of 2013 Changes to Compensation Levels

Pay Adjustments
Our CEO’s and other NEOs’ target compensation levels generally remained consistent with 2012 levels, with the following exceptions:

•	Mr. Cassidy received a 6% increase to his annual incentive target in conjunction with his assumption of additional responsibilities and Saybrus business growth.

•	Mr. Wilkos received a 4% increase to base salary and a 1% increase to his annual incentive target in recognition of his sustained strong performance as Chief Investment Officer.

•
The annual incentive target for Mr. Hofmann, who previously served as our CFO, was reduced by 18% and LTI target reduced by 19% in conjunction with his new role as Executive Vice President, Strategy and Business Development, and to better align his compensation with other NEOs.

The Summary Compensation Table total pay levels year over year are down, driven by lower 2013 PIP payments and the lack of an LTI grant in 2013.

No long-term incentive grant in 2013
The Compensation Committee did not grant LTI in 2013 as a result of the restatement and the resulting lack of U.S. GAAP information for long-term goal setting. The Compensation Committee anticipates having a two-grant structure in 2014: one is designed to accomplish the objectives that would have been addressed by a 2013 LTI grant ("Grant A") and was granted in June 2014, and the second is expected to represent the regular grant for the 2014 performance period ("Grant B").

In setting pay levels, the Compensation Committee considers a number of factors and analyses as described in Process for Determining NEO Compensation beginning on page 41. In particular, the Compensation Committee completes a deep review of target total direct compensation levels (salary, target annual incentive plus target LTI) focusing on both external competitiveness and year-over-year changes. Given that no LTI grant was made in 2013, target total direct compensation for that year will be artificially low. Conversely, with the intention of making two grants in 2014 (one grant representing 2013 LTI [Grant A] and one grant representing 2014 LTI [Grant B]), total target direct compensation for 2014 will be artificially high.

The table below summarizes target direct compensation in 2012 and two different calculations for 2013. The first 2013 calculation (labeled “As Granted”) excludes the value of Grant A in the 2013 figures. The second approach (labeled “Normalized”) illustrates what target incentives for 2013 resemble if the target value of Grant A is taken into account.
When Grant A is included (2013 "Normalized"), Total Target Direct Compensation levels are similar to the levels shown for 2012.

	2012				2013 "As Granted" (Excluding Grant A)					2013 "Normalized" (Including Grant A)
Name	Salary	Target Annual Incentive	Target LTI	Total Target Direct Comp.	Salary	Target Annual Incentive	Target LTI with Grant A Excluded	Total Target Direct Comp.	% Change vs. 2012	Salary	Target Annual Incentive	Target LTI with Grant A Included	Total Target Direct Comp.	% Change vs. 2012
James D. Wehr	$700,000	$700,000	$1,400,000	$2,800,000	$700,000	$700,000	$0	$1,400,000	(50.0)%	$700,000	$700,000	$1,400,000	$2,800,000	—%
Bonnie J. Malley	$363,125	$306,000	$250,000	$919,125	$385,000	$335,000	$0	$720,000	(21.7)%	$385,000	$335,000	$330,000	$1,050,000	14.2%
Edward W. Cassidy	$410,000	$631,000	$280,000	$1,321,000	$410,000	$704,845	$0	$1,114,845	(15.6)%	$410,000	$704,845	$280,000	$1,394,845	5.6%
Peter A. Hofmann	$425,000	$425,000	$340,000	$1,190,000	$425,000	$350,000	$0	$775,000	(34.9)%	$425,000	$350,000	$275,000	$1,050,000	(11.8)%
Christopher M. Wilkos	$370,000	$333,000	$330,000	$1,033,000	$385,000	$335,000	$0	$720,000	(30.3)%	$385,000	$335,000	$330,000	$1,050,000	1.6%

No special awards granted in 2013
We did not make any special one-time grants in 2013.

38

COMPENSATION DISCUSSION AND ANALYSIS

Shareholder Outreach and Responsiveness
Shareholders will have the opportunity to vote on executive compensation (“Say on Pay”) for fiscal year 2013 at the 2014 Annual Meeting on November 20, 2014.

No annual meeting was held in 2013 due to the length of time required to file the Annual Report on Form 10-K for the year ended December 31, 2012 (the "2012 Form 10-K"). In 2012, 54% of shareholders cast votes against our advisory Say on Pay vote for fiscal year 2011 pay. In response to the 2012 Say on Pay outcome, the Compensation Committee embarked on the following two-pronged process:

External Conversations with Stakeholders	Comprehensive Review of Executive Compensation Practices

The Compensation Committee and management engaged in a multi-faceted effort to gather feedback from key external stakeholders regarding our executive compensation program. Feedback was gathered both in person and through telephonic discussions with our largest shareholders, as well as with proxy advisory services and corporate governance research firms.

The Compensation Committee also directed its compensation consultant to conduct extensive analyses of the Company’s programs, market practices, outstanding incentive plans, and of the impact of the restatement.

While no problematic pay practices were identified, the Compensation Committee responded to shareholder feedback by changing several executive compensation practices. The tables below show the feedback received and the corresponding changes made to our executive compensation practices for 2012 and 2013.

Shareholder Feedback	Changes to Executive Compensation Practices

Select a more appropriately-sized peer group and provide a more detailed explanation of peer group selection and assessment methodology.
Adopted a new approach to compensation market assessments and provided more detailed proxy disclosure. In 2013, market assessments primarily referenced compensation data from a 14-company peer group (compared to a 10-company peer group in 2012) comprised of similarly sized public life insurance and financial services companies that compete with us for business and executive talent. We continue to use survey data as a supplemental reference point for those with peer group proxy matches. We use expanded survey data as the primary source of comparison for those executives without a peer group proxy match. See the Assessing Competitiveness of Compensation section on page 41.

Increase weight of incentive metrics that drive profitable growth.
Increased emphasis on profitability measures in the PIP. The weights assigned to profitability measures were increased from 50% to 80% beginning in 2013 to reflect an intensified focus on delivering profitable growth.

Differentiate incentive metrics between the annual incentive plan and LTIP.
Added new profitability measures to the PIP. In 2012, we added two new measures related to new business profitability to our PIP: Contribution Dollars from current year annuity business and Saybrus EBITDA. These additional measures were maintained in the 2013 PIP. Contribution Dollars and Saybrus EBITDA were not included in the 2012-2014 LTIP.

39

COMPENSATION DISCUSSION AND ANALYSIS

Shareholder Feedback	Changes to Executive Compensation Practices

Increase performance period in LTIP from the prior one year performance period.
Extended the performance period of the LTIP to two years. The 2012-2014 LTIP performance cycle design increased the performance measurement period from one year to two years. Then this result is modified by a stock price modifier over a full three years, measured by the 30-day average stock price at the end of a three-year period divided by the closing stock price on grant date.

We had planned to incorporate a three-year performance measurement period into the 2013-2015 LTIP cycle. However, we did not implement this LTIP cycle because of the restatement. Consequently, Grant A is intended to accomplish the objectives that would have been addressed by the 2013-2015 LTI, and will be measured over a two-year period 2014-2015. Grant B is expected to serve as a regular LTIP grant and will be measured over a multi-year period.

Consider including relative return measures in the LTIP.
Assessing relative Total Shareholder Return component for the LTIP. In addition to measuring performance on financial and operating measures and absolute stock price performance, we will assess the use of a component that would measure stock price performance relative to an appropriate index for future plans. The Committee intends to use a relative stock price performance measure for long-term grants for performance periods beginning with Grant B.

In developing our 2013 incentive plan, with the exception of LTI awards which were not granted in 2013, we considered and implemented feedback received from this outreach, including more emphasis on profitability measures, as well as our review of executive compensation practices. Going forward, we will continue to reflect on the feedback received, and we plan to again reach out to our shareholders to inform compensation decisions. At our 2014 Annual Meeting, shareholders will have the ability to provide their advisory vote on our updated executive compensation program.

Objectives of Executive Compensation Program
The design and objectives of our executive compensation program are based on a pay for performance philosophy in which variable, performance-based incentives directly aligned with our strategic goals represent a significant component of an executive’s compensation opportunity.

•
Link compensation to performance results. The program is weighted in favor of incentive pay, in the form of annual and long-term performance incentives, to motivate and reward the creation of shareholder value.

•	Align the interests of our NEOs and shareholders. The program rewards our NEOs when their performance produces profitable growth and improved returns. The business goals used for determining annual and long-term incentive awards are based on financial and operational measures directly aligned with the business strategy. These measures of success create a close alignment between our NEOs' and shareholders' interests.

•
Attract, motivate, and retain high caliber leadership by providing competitive compensation opportunities. The program assesses total compensation opportunities against peer companies to attract and retain executives with the experience and talent required to achieve our strategic objectives.

40

COMPENSATION DISCUSSION AND ANALYSIS

Pay Mix
In prior years, it generally has been our practice to heavily weight the compensation for NEOs, who bear the most responsibility for our performance, toward at-risk variable compensation (annual and long-term incentives). Actual amounts earned may differ from targeted amounts based upon multiple performance measures closely aligned with our business objectives. In 2013, pay mix consisted of only base salary and the PIP because there were no LTI grants in 2013.

Hence, the proportion of variable compensation was down compared to past years. However, with Grant A (made in June of 2014 to accomplish the objectives that would have been addressed by a 2013 LTI grant), 75% of our CEO’s target pay and, on average, 61% of the target pay for our other NEOs is performance-based and subject to the achievement of pre-defined performance targets. Note that due to rounding, the percentages on the following graphs may not sum to 100%.

41

COMPENSATION DISCUSSION AND ANALYSIS

Process for Determining NEO Compensation

Board of Directors and Compensation Committee
The Board is responsible for reviewing the performance of and approving compensation awarded to the CEO. This process is conducted annually, or whenever a CEO change occurs, based upon recommendations from the Compensation Committee.

The Compensation Committee is responsible for reviewing the performance of, and approving compensation awarded to, all other NEOs. This assessment is done annually, or whenever changes in NEO leadership occur, based upon recommendations from the CEO.

Compensation Consultant
The Compensation Committee has retained an independent compensation consultant, Semler Brossy Consulting Group, LLC (“Semler Brossy”), for advice on executive and director compensation matters. The chair of the Compensation Committee oversees the consultant’s work. Management does not retain its own consultant for executive compensation matters and did not use any consulting services from Semler Brossy in 2013. The Compensation Committee has conducted an assessment of its relationship with Semler Brossy pursuant to SEC and NYSE rules regarding advisor independence, and has not identified any issues with independence or conflicts of interest at this time.

During 2013, Semler Brossy advised the Compensation Committee on emerging best compensation practices and assisted the Compensation Committee in its review and analysis of executive and director compensation, including its assessment of NEO compensation levels and its analysis of comparative market data, as well as other pay practices and provisions. Semler Brossy also advised the Compensation Committee on the impact of the restatement on its open incentive plans and helped to develop the ongoing annual and long-term incentive plans (as discussed in the Project to Assess the Treatment of Open Incentive Plans Given the Restatement and Elements of Compensation sections on pages 44 and 48, respectively).

Role of Management
The Company’s Human Resources department supports the Compensation Committee in the execution of its responsibilities. The Company’s head of Human Resources supervises the development of materials for each Compensation Committee meeting. The CEO and the CFO collaborate with the head of Human Resources in providing recommendations related to performance measures and metrics. No member of the management team, including the CEO, has a role in determining his or her own compensation.

Compensation Determinations
On an annual basis, or when changes in NEO leadership occur, the CEO recommends, and the Compensation Committee reviews and approves, NEO target pay opportunities, except for the CEO. The Compensation Committee takes a multi-faceted approach to determining compensation for NEOs. Without prescribing particular weighting to any one factor, the Compensation Committee takes into account the following factors:

•	Relative strategic value of role.

•	Individual performance.

•	Change in responsibilities, if applicable.

•	Newness to role, if applicable.

•	Current compensation relative to competitive market references.

•	Current compensation relative to internal peers.

The Compensation Committee takes a similar approach to evaluating the CEO’s compensation in making its recommendation to the Board.

Assessing Competitiveness of Compensation
As noted in the Objectives of Executive Compensation Program section on page 39, the Compensation Committee seeks to provide competitive pay opportunities in order to attract, motivate and retain high caliber leadership. In assessing the appropriateness of each NEO’s compensation, the Compensation Committee considers total compensation relative to market as one of many inputs. In 2013, the Compensation Committee adopted a new approach to compensation market assessments based on feedback received from shareholders. These changes are outlined below:

42

COMPENSATION DISCUSSION AND ANALYSIS

	Competitive Assessment Before (2012 and Prior)	Competitive Assessment After (2013 and Going Forward)
Peer Group	10 public life and health insurance companies between one-third and three times Phoenix's assets (approximately $22 billion when the peer group was determined).
Expanded to include 14 public life and health insurance companies and financial services companies of similar size to Phoenix in terms of assets.

These companies share many business model characteristics with the Phoenix and some of the peers are direct business competitors. Phoenix’s direct business competitors also include larger life insurance companies.

Use of Proxy Data from Peer Group	Primarily used as a secondary check to the survey data.
Expanded use of Peer Group proxy data to NEOs when sufficient data was available for the position (e.g., provides primary comparison data for the CEO and CFO). Peer Group proxy data could not be used for all other NEOs because of a lack of relevant matches.

Use of Survey Data	Used as the primary comparison data for all NEOs and as a secondary comparison for the CEO.	Utilized as a secondary comparison for CEO and CFO but remained as the primary comparison data for all other NEOs for whom proxy data is unavailable.

The primary factors in selecting peer companies were comparability of business and asset size. The Company believes screening peers based on assets identifies companies with comparable organizational complexity better than screens based on revenue or market cap.

•
Compilation of Peer Group: The peer group consists of 14 similarly-sized publicly traded life insurance and financial services companies that potentially compete with the Company for business and executive talent. The median assets of this peer group is approximately $22 billion, similar to the Company's approximate $22 billion in assets. Nine of the 14 companies have assets between one-half of and two times the Company’s assets. For determining 2013 target compensation levels, the Company used proxy data from the peer group as a primary source for competitive data and supplemented with the 2012 edition of each of the surveys referenced below as an additional source of competitive data. The peer group was changed in 2012 to be effective in 2013.

The following companies comprise the proxy data peer group:

American Financial Group(1)	National Western Life(1)
American National Insurance(1)	Primerica
American Equity	Protective Life
CNO Financial	StanCorp Financial
FBL Financial	Symetra Financial
Independence Holding(1)	Torchmark
Kansas City Life(1)	Unum Group

(1)
Added to the peer group for 2013 based on similarity in size to the Company. The prior peer group consisted of ten companies. Although five companies were added, one prior company was deleted due to acquisition, resulting in a total of fourteen peer companies.

•
Survey data: For the CEO and CFO positions, Peer Group proxy data is the primary source for comparison data. For all NEOs, the Compensation Committee referenced pay data at insurance companies in industry-specific surveys from Mercer and Towers Watson, as well as general industry data from Mercer:

43

COMPENSATION DISCUSSION AND ANALYSIS

Survey Name	Description
2012 US Mercer Benchmark Database-Executive (“Mercer”)
- Provided data from 40 non-healthcare insurance companies (median assets $12 billion).
- If non-healthcare insurance company data were not available, the Company utilized general industry data on executive positions based on input from over 3,000 organizations, with median revenue of about $1 billion.
- Because the Company was larger than the median, we referenced the 50th to 75th percentile of the compensation reported by the companies in this survey.

2012 Towers Watson Diversified Insurance Study of Executive Compensation (“Towers Watson DIS”)
- Provided data from the smaller half of the survey, representing 11 companies with assets under $125 billion, and median assets of about $54 billion.
- As a secondary source, the Company utilized data from 29 insurance companies with median assets of about $170 billion.
- Because the Company was smaller than the median, we referenced the 25th to 50th percentiles of the compensation reported by the companies in this survey.

The following tables describe the methodology for assessing compensation relative to market during 2013.

CEO and CFO
Source Priority	Reference	Median Asset Size		Compensation Reference Range (Percentile)
Primary	Proxy Peer Group	$22 billion		25th - 50th
Secondary	Towers Watson DIS	$54 billion	(1)	25th - 50th

Other NEOs
Source Priority	Reference	Median Asset Size		Compensation Reference Range (Percentile)
Primary	Mercer	$12 billion	(2)	50th - 75th
Secondary	Towers Watson DIS	$54 billion	(1)	25th - 50th

(1)	If not available, the larger group of 29 companies with median assets of $170 billion is referenced at the 10th - 25th percentile range.

(2)	If not available, the larger group of over 3,000 companies with median revenues of $1 billion is referenced at the 50th - 75th percentile range.

Effective Corporate Governance Practices

WHAT WE DO	WHAT WE DON’T DO
-Pay for performance	-Provide employment agreements to NEOs
-Maintain performance-based variable compensation	-Permit hedging of Company's securities
-Apply clawback policy to broader group and all incentive plans	-Reprice equity awards
-Gross up for excise taxes upon a change-in-control
-Maintain stock ownership guidelines	-Gross up for income taxes on executive perquisites or benefits
-Limit perquisites
-Utilize double-trigger change-in-control provisions
-Engage an independent consulting firm

44

COMPENSATION DISCUSSION AND ANALYSIS

Project to Assess the Treatment of Open Incentive Plans Given the Restatement

The Assessment
On April 1, 2014, the Company filed the 2012 Form 10-K with the SEC containing the restatement of previously issued audited financial statements. In January 2014, the Compensation Committee engaged Semler Brossy to conduct a full review of the implications of the restatement on the Company’s “open” incentive plans (defined to include all unpaid incentive plans impacted by the restatement). Open incentive plans were:

Plan(1)	Detail
2012 PIP	Corporate annual incentive plan covering performance during fiscal year 2012
2013 PIP	Corporate annual incentive plan covering performance during fiscal year 2013
2011-2013 LTIP	Long-term incentive grant made in February 2011(2) covering Company and stock price performance from 2011 through year-end 2013.
2012-2014 LTIP	Long-term incentive grant made in February 2012(3) covering Company and stock price performance from 2012 through early March 2015.

(1)
The Compensation Committee’s assessment of open corporate incentive plans excluded the 2013-2015 LTIP, because it was not implemented, and the open Investment Incentive Plans and Saybrus Partners, Inc. Profit Sharing Plans, because the restatement had a de minimis impact on the performance measures in those plans.

(2)	The CEO’s long-term incentive grant was made in March 2011 after full Board approval.

(3)	The CEO’s long-term incentive grant was made in March 2012 after full Board approval.

The review covered these open incentive plans to ensure they aligned with the core business performance during the covered periods and reflected negative implications of the restatement for shareholders and other key stakeholders. The assessment was organized into three phases:

1.	Establish Appropriate Context and Background

The Compensation Committee performed a detailed assessment of the considerations and implications associated with the restatement for the Company’s key stakeholders, including shareholders. Additionally, the Compensation Committee requested and reviewed a detailed competitive analysis of how other companies in similar situations addressed compensation, with a primary focus on companies that underwent prolonged financial restatements. The Compensation Committee assessed more than 100 companies with revenues between $200 million and $20 billion that disclosed a restatement from 2010-2014. These companies were selected based on their comparability to Phoenix’s situation, with each sharing at least some characteristics with Phoenix, including the length of time and materiality of their restatements.

2.	Define Guiding Principles

The Compensation Committee established a number of guiding principles for open incentive plan outcomes:

•	Align with shareholder outcomes and experience over the period.

•	Be fair and equitable for employees.

•	Be appropriate in the context of the broader business performance in the periods covered.

•	Preserve the original intent of each open incentive plan and apply a consistent approach across the portfolio of open incentive plans.

•	Reflect balanced outcomes across the portfolio of open incentive plans.

3.	Establish Objective Framework

Using the information from the stakeholder and competitive analyses referenced above, the Compensation Committee developed an objective framework for determining the appropriate treatment of the open incentive plans. The framework is based on three factors commonly used by companies in the competitive analysis to assess the characteristics of restatement items. The Compensation Committee then grouped the impact of the restatement into three categories and assessed them against the factors to determine whether to include or exclude their impact from the open incentive plan outcomes.

45

COMPENSATION DISCUSSION AND ANALYSIS

Key Factors	Key Financial Impacts
- Nature of the event - Accountability - Materiality	- Universal Life (“UL”) reserve accounting change - Other restatement items - Costs associated with the restatement

Treatment of Open Incentive Plans
Based on the review over the course of the three phases, the Compensation Committee approved the following actions with respect to the four open incentive plans:

•
Exclude the impact of the UL reserve accounting error and subsequent change from the calculations for open incentive plans. As part of the restatement, the Company recorded additional UL reserves over the restatement period to cover expected losses that otherwise would have been recorded in future periods. The Compensation Committee determined that it was appropriate to exclude this impact from the incentive plan calculations for three primary reasons:

-	Current expectations and experience indicate the affected block of business is expected to generate cumulative net profits on a U.S. GAAP basis.

-
Although the impact on previously reported U.S. GAAP results (net income and shareholders’ equity) was material, the change did not impact previously reported statutory results of the Company’s life insurance subsidiaries.

-	Excluding the impact of the UL reserve accounting change was consistent with items typically excluded by the companies covered in the competitive analysis.

•
Include the impact of all other restatement items and the costs associated with the restatement in the calculations for open incentive plans. The Compensation Committee determined it was appropriate not to make any adjustments to offset the adverse impact of any other changes resulting from the restatement, including costs associated with the restatement. When the 2013 PIP was established in the third quarter of 2013, costs associated with the restatement were excluded from the "circuit breaker," which provided that no amounts would be paid under the PIP regardless of performance against all other metrics unless a specified level of pre-tax operating income was achieved. Costs associated with the restatement were included in the pre-tax operating income performance measure, which comprises 55% of the PIP.

46

COMPENSATION DISCUSSION AND ANALYSIS

Impact on Open Incentive Plans
Impact on 2012 Corporate Annual Incentive Plan

•	The impact on the 2012 PIP is described in the Company's 2012 Form 10-K. The plan paid out at 63% of target.

Impact on 2013 Corporate Annual Incentive Plan

•	In accordance with the restatement treatment discussed above, the 2013 PIP paid out at 29% of target.

-	The impact of the UL reserve accounting change was excluded from the calculation of the result.

-	The impact of restatement expenses was included in the calculation of results.

-	Restatement expenses were excluded from the calculation of Pre-Tax Operating Income for the Circuit Breaker.

2013 Performance Incentive Plan Results
Performance Measures(1) $ in millions	Weight(6)	2013 Incentive Goals			Results	Percentage of Target Earned
		Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)(7)
Pre-Tax Operating Income (2)	55%	$10.0	$20.0	$70.0	$(16.2)	0%
Adjusted Phoenix Life Risk-Based Capital (“RBC”) Ratio (3)	20%	400%	430%	460%	390%	0%
Contribution Dollars from Current Year Business (4)	20%	$16.0	$20.0	$28.4	$22.5	130%
Saybrus EBITDA(5)	5%	$3.2	$4.0	$5.6	$3.5	69%
Total(1)	100%					29%

(1)
To achieve any payment under the PIP, the pre-tax operating income performance measure had to achieve an actual result of at least $10 million, excluding restatement expenses. When restatement expenses were excluded, the result was more than $10 million.

(2)
Pre-tax operating income differs from net income reported in accordance with U.S. GAAP in that it excludes federal income taxes; excludes net realized investment gains and related deferred acquisition cost amortization, tax and other related offsets and excludes the impact of the change in unlocking of assumptions related to deferred policy acquisition costs. Management believes that operating income, as well as components of and financial measures derived from operating income (such as pre-tax operating income), provide investors, analysts and other stakeholders with additional insight into the underlying trends in our operations. The impact of the UL reserve accounting change was excluded. See Treatment of Open Incentive Plans.

(3)	Adjusted Phoenix Life RBC Ratio is total adjusted capital divided by two times the risk-based required capital for Phoenix Life, adjusted by the excess holding company capital above $50 million.

(4)	Contribution dollars from current year business is equal to the present day valuation of future statutory profits associated with new fixed index annuity sales.

(5)	Saybrus EBITDA is earnings before interest, taxes, depreciation, and amortization for the Saybrus Partners, Inc. subsidiary.

(6)	Numbers reflect weights for all NEOs except Mr. Cassidy. Mr. Cassidy did not participate in the PIP.

(7)
Although maximum result for individual measures is 200%, the maximum PIP payout was capped at 125% for senior management and 150% for the general population. Maximum payouts were reduced from 200% in 2013 to reflect the shorter time period between plan rollout and the end of the performance period. Goals and results are rounded. For results between threshold and target and between target and maximum, the percentages are interpolated.

47

COMPENSATION DISCUSSION AND ANALYSIS

Impact on 2011-2013 LTIP
In accordance with the restatement treatment above, the 2011-2013 LTIP paid out at 136%. The 2011-2013 LTIP was based on 2011 financial results.

•	The impact of the UL reserve accounting change was excluded from the calculation of the result.

•	The impact of other restated items was included in the calculation of results.

•
This result is derived from a payout percentage of 135% on 2011 financial measures, modified by a three-year stock price modifier (2011-2013), calculated as 107% for Mr. Wehr and 101% for all other participants. Mr. Wehr’s stock price modifier was calculated as 30-day average stock price on December 31, 2013 divided by stock price on March 2, 2011. The stock price modifier for the other participants was calculated as 30-day average stock price on December 31, 2013 divided by stock price on February 11, 2011. The difference in the beginning stock price is based on the timing of Board/Compensation Committee approval of LTIP grants. A portion of Mr. Wehr's award was denominated in RSUs, which were not subject to the stock price modifier.

•
The Compensation Committee believes that the outcomes for participants of this plan are fair and reasonable based on financial performance, as well as the impact of the restatement. Performance on three of the four measures was above target.

2011-2013 Long-Term Incentive Plan Results
Performance Measures $ in millions	Weight	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)	Results	Payout Percentage (5)
Pre-Tax Operating Income (1)	40%	$22	$63	$100	$34	65%
Adjusted Risk-Based Capital (2)	25%	282%	300%	335%	363%	200%
Business Conservation (Surrender Ratio) (3)	20%	10%	9.2%	7.5%	7.4%	200%
Expense Management (4)	15%	$188	$178	$158	$173	125%
Totals	100%					135%

(1)
Pre-Tax Operating Income is defined as U.S. GAAP pre-tax operating income, excluding deferred policy acquisition costs unlocking, and including realized gains from Equity Indexed Annuity product. It also excludes the impact of the UL reserve accounting error as a result of the restatement.

(2)Risk-Based Capital is defined as December 31, 2011 statutory capital divided by risk based required capital.

(3)	Business Conservation is defined as persistency of the in force block of business -statutory surrender benefits and withdrawals divided by average assets.

(4)	Expense Management is defined as statutory (cash-based) expenses excluding Saybrus direct expenses, pension, SERP, and OPEB expenses, and restructuring charges.

(5)	Excludes impact of stock price modifier.

Impact on 2012-2014 LTIP
In accordance with the restatement treatment above and the design of this Plan, the 2012-2014 LTIP funded at 0%. The 2012-2014 LTIP was based on 2012 and 2013 financial results.

•	The impact of the UL reserve accounting error and subsequent change was excluded from the calculation of the result.

•	The impact of other restated items was included in the calculation of results.

•
This result is derived from a payout percentage of 13% on 2012 - 2014 financial measures, subject to meeting a circuit breaker based on 2012 - 2013 U.S. GAAP Pre-tax Operating Income. Performance on this measure was below the level required by the circuit breaker and as a result, no payment will be made on this LTIP.

48

COMPENSATION DISCUSSION AND ANALYSIS

Elements of Compensation

Salary
Salaries are reviewed annually as a component of total direct compensation targets. Adjustments, if any, are based upon an evaluation of market data, change in responsibilities, and current compensation relative to internal peers, as well as each NEO’s level of responsibility, experience and expertise.
Mr. Wilkos received a 4% increase to salary, effective 2013 from $370,000 to $385,000. None of our other NEOs received an increase in salary in 2013.

Annual Incentives
All Company employees, including the NEOs, have the opportunity to earn cash incentive awards for achievement of predetermined performance objectives approved by the Compensation Committee and for our CEO, the Board. Our NEOs participate in one or a combination of two annual incentive plans, based on their roles. In each case, the Compensation Committee (and, in the case of the CEO, the Board) has the authority to exercise discretion to reduce an NEO’s award based on circumstances related to the Company or the NEO.

Name	Annual Incentive Plan
	PIP	Saybrus Partners, Inc. Profit Sharing Plan and other Variable Compensation Plans	Investment Incentive Plan
Wehr	✓
Malley	✓
Cassidy(1)		✓
Hofmann	✓
Wilkos(2)	✓		✓
LaGrasse	✓

(1)	Mr. Cassidy participates in the Saybrus Partners, Inc. Profit Sharing Plan, Profitability Incentive and Sales Commissions (see description below).

(2)	Mr. Wilkos participates in the PIP (50%) and the Investment Incentive Plan (50%).
Annual Incentive Plan for Executive Officers
The Company has a 162(m) shareholder-approved incentive plan that allows for the payment of annual bonuses based on the achievement of performance objectives established by the Compensation Committee from among various performance criteria identified in the Annual Incentive Plan for Executive

Officers (the "Annual Incentive Plan"). The performance objective for 2013 was achievement of adjusted risk based capital of 250%. Each of our NEOs participates in this plan, the results of which establish the maximum payout level for the Annual Incentive Plan(s) in which they participate.

2013 Performance Incentive Plan
The majority of employees, including those NEOs noted in the chart above, participate in the PIP, which is based on overall Phoenix performance. The Saybrus Partners, Inc. Profit Sharing Plan and the Investment Incentive Plan are described below.

Each year, the Company funds an aggregate award pool for all participants based upon Company performance against pre-established metrics for certain financial and operating measures, described for 2013 in the footnotes to the 2013 Performance Incentive Plan Results table.

The performance metrics for each measure, as well as the relative weights of each measure, are based upon the Company’s strategic and financial plans that are reviewed by the Board at the beginning of the year. The four measures chosen for the 2013 PIP provide a diversified set of financial measures, and 80% are growth or profit measures.

Maximum Payout
Typically, incentive awards under the PIP range from 0% to 200% of an individual’s incentive target. However, the Compensation Committee reduced the maximum payout percentage for the 2013 PIP from 200% of target to 125% of target for senior management because of the shorter time period between plan rollout and the end of the performance period.

49

COMPENSATION DISCUSSION AND ANALYSIS

Circuit Breaker
For the 2013 PIP, the Compensation Committee approved a circuit breaker of $10 million of Pre-Tax Operating Income, excluding the impact of restatement expenses. However,

expenses associated with the restatement were included in the Pre-Tax Operating Income performance measure.

Timing of Rollout
Due to the restatement, 2012 U.S. GAAP results were not final until April 1, 2014 with the filing of the 2012 Form 10-K. In mid-2013, when it became likely the restatement would last through the year, the Compensation Committee established performance metrics based on 2012 results using the following approach:

•	Preliminary goals for 2013 were established pending determination of results for 2012 based upon financial plan or percent improvement from previous year.

•	When 2012 results were finalized, 2013 goals were then finalized as well.

•	Weightings of each measure remained the same.

2013 Performance Incentive Plan
Performance Measures $ in millions	Weight	2013 Threshold (50% payout)	2013 Target (100% payout)	2013 Maximum (200% payout)	How Goals were Set
2013 Pre-Tax Operating Income	55%	Halfway between $0 and 2012 Actual	2012 Actual	2012 Actual plus $50M	Pre-Tax Operating Income includes the impact of restatement expenses. Target Operating Income was set to 2012 actual, which required incremental year-over-year restatement expenses to be overcome.
Adjusted RBC	20%	400%	430%	460%	Target reflected 2013 financial plan.
Contribution Dollars from 2013 Business	20%	$16.0	$20.0	$28.4	Target reflected 2013 financial plan. No payout on this measure if 2013 results below 2012 actual results.
2013 Saybrus EBITDA	5%	$3.2	$4.0	$5.6	Target reflected 2013 financial plan. No payout on this measure if 2013 results below 2012 actual results.

50

COMPENSATION DISCUSSION AND ANALYSIS

2013 Investment Incentive Plan
Mr. Wilkos, our Chief Investment Officer, has an annual incentive target that is equally weighted between the PIP and the Investment Incentive Plan. The Investment Incentive

Plan is designed to reward superior returns for the Company's investment portfolio. The Investment Incentive Plan Goals and Results are shown below.

2013 Investment Incentive Plan
Performance Measures	Weight	2013 Incentive Goals			Actual Results		Percentage of Target Earned
		Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)
New Money Spread (1)	50%	Target Spread	Target + 35bps	Target + 90bps	Target + 70bps		164%
Phoenix Public Corporate Bond Credit Losses	15%	100% of 12-Month Corporate Bond Default Losses	80% of 12-Month Corporate Bond Default Losses	50% of 12-Month Corporate Bond Default Losses	0%	(1)	200%
Phoenix Private Corporate Bond Credit Losses	15%	100% of 12-Month Corporate Bond Default Losses	80% of 12-Month Corporate Bond Default Losses	50% of 12-Month Corporate Bond Default Losses	5%		200%
Phoenix Structured Bond Credit Losses	15%	100% of 12-Month Structured Bond Default Losses	80% of 12-Month Structured Bond Default Losses	50% of 12-Month Structured Bond Default Losses	42%		200%
Phoenix Portfolio CLO/CDO Credit Losses	5%	100% of 12-Month CLO/CDO Bond Default Losses	80% of 12-Month CLO/CDO Bond Default Losses	50% of 12-Month CLO/CDO Bond Default Losses	0%	(1)	200%
Total							182%

(1)	Net credit gains occurred. Impairment losses were more than offset by credit gains on sale or redemption of impaired securities.
2013 Saybrus Annual Incentive Plan
Mr. Cassidy participates in the Saybrus Partners, Inc. Profit Sharing Plan and additional sales and profitability incentives, in lieu of the PIP. The Profit Sharing Plan is funded at 15% of Saybrus EBITDA and pays out to individuals who attain a certain annual performance rating specified under the Company performance management program. Mr. Cassidy and other Saybrus principals are allocated a defined percentage of the pool. Mr. Cassidy's additional incentives are based upon specific sales and profitability measures related to the Saybrus business segment. Incentives related to sales measures are determined based on sales volumes and commission rates that vary by product and distribution channel. Incentives related to profitability measures are based on the contribution margins associated with new annuity sales.

2013 Annual Incentive Plan Results

Name	Position	Annual Incentive Target	Payout Results
James D. Wehr	President and CEO	$700,000	$203,000
Bonnie J. Malley	Executive Vice President, CFO and Treasurer	335,000	97,150
Edward W. Cassidy (1)	Executive Vice President, Distribution	704,845	736,651
Peter A. Hofmann	Executive Vice President, Strategy and Business Development	350,000	101,500
Christopher M. Wilkos (2)	Executive Vice President and Chief Investment Officer	335,000	353,425
John V. LaGrasse (3)	Former Executive Vice President, Alternative Retirement Solutions	166,665	48,333

(1)	Mr. Cassidy participates in the Saybrus Partners, Inc. Profit Sharing Plan, Profitability Incentive and Sales Commissions.

(2)	Mr. Wilkos participates in the PIP (50%) and the Investment Incentive Plan (50%).

(3)	Mr. LaGrasse left the Company effective October 31, 2013. The amounts shown as Annual Incentive Target and Payout Results are prorated for time employed during 2013.

51

COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Incentive Awards
LTI awards are designed to drive results over time and encourage retention of participants. Typically, LTI awards are granted on an annual basis and cover a three-year period or plan cycle (“LTIP cycle”) with target awards determined at the beginning of the cycle. Awards are paid at the end of the cycle, contingent upon achievement of certain performance criteria and Compensation Committee approval of those results. Recent grants were determined based on a performance component and a stock price modifier. However, in 2013, the Compensation Committee concluded that it was appropriate to hold off making the annual LTI grant due to:

•	Limited visibility in setting three-year goals as a result of the restatement and the resulting lack of U.S. GAAP information.

•	Share availability constraints.

•	Constraints in using a stock price to modify an award until we are a current SEC filer.

Not granting LTI in 2013 created potential for a retention gap among senior managers who participate in the plan. In order to address this gap, return to a more normal approach and align management with shareholders, the Compensation Committee anticipates having a two-grant structure in 2014: Grant A and Grant B. This strategy allowed the Compensation Committee to quickly implement Grant A to return to a more normal approach, reduce the retention risk and align participants with shareholders in the long term.

Grant A
Grant A was issued on June 13, 2014. This performance cash award is described below and will vest at the end of 2015 if these performance measures are met. The two-year performance period aligns with the vesting period of the 2013-2015 LTIP had it been granted. To emphasize profitable growth, Change in Surplus carries the highest weighting.

Grant A
Performance Measures	Weight	Description
2014 & 2015 Statutory Earnings - Change in Surplus	45%	Change in surplus, excluding the impact of capital contributions from the holding company, surplus note issuance and dividend scale changes.
2015 Year-End Adjusted RBC (1)	20%	Statutory capital divided by risk based required capital adjusted by excess holding company capital above $50 million.
2014 & 2015 Contribution Dollars	15%	Present value of future statutory profits associated with new life and annuity sales.
2014 & 2015 Saybrus EBITDA	10%	Earnings before interest, taxes, depreciation and amortization.
2015 Business Conservation (2)	10%	Persistency of the in force block of business - statutory surrender benefits and withdrawals divided by average assets.
(1) Adjusted NAIC RBC Ratio is total adjusted capital divided by two times risk-based required capital for Phoenix Life, adjusted by excess holding company capital above $50 million.
(2) Business conservation is measured as surrender ratio.

The five measures for Grant A provide a diversified mix of measures intended to reduce the potential for unintended outcomes. Seventy percent of the plan is associated with growth and profit measures (Change in Surplus, Contribution Dollars, and Saybrus EBITDA).

•
Statutory Earnings - Change in Surplus is a key statutory earnings measure widely viewed as an indicator of financial strength and stability. Without current U.S. GAAP financials, the Company concluded it did not have a sufficient basis to set a two-year goal for Pre-Tax Operating Income, which was the earnings measure used in past plans. In order to maintain focus on profitability, the Compensation Committee chose to use Change in Surplus as a replacement for U.S. GAAP Pre-Tax Operating Income.

•	Adjusted RBC is a measure of balance sheet strength and is an important measure of capital adequacy used by regulators and rating agencies.

•	Contribution dollars is a measure of new business profitability.

•	Saybrus EBITDA is a long-term business priority.

•	Business conservation measures in force retention and is crucial to maintaining Phoenix’s market presence and financial stability.

52

COMPENSATION DISCUSSION AND ANALYSIS

The table below summarizes the target values of Grant A:

Grant A Target Values
James D. Wehr	$1,400,000
Bonnie J. Malley	$330,000
Edward W. Cassidy	$280,000
Peter A. Hofmann	$275,000
Christopher M. Wilkos	$330,000

Grant B
Grant B has not yet been issued in 2014 but is intended to serve as the normal 2014-2016 LTIP grant. The Compensation Committee intends for Grant B to:

•	Abide by guiding principles (See The Assessment section under Project to Assess the Treatment of Open Incentive Plans Given the Restatement beginning on page 44).

•	Cover a multi-year performance period, in response to shareholder feedback.

•	Include relative measures, including a stock price performance measure.

•	Provide different measures from the ones used in the annual incentive plan.

With the combination of Grant A and Grant B, the Company intends to provide appropriate long-term performance incentives and close the potential retention gap.

53

COMPENSATION DISCUSSION AND ANALYSIS

Other Elements and Policies of NEO Compensation

Non-Qualified Deferred Compensation
We maintain non-qualified deferred compensation plans that allow NEOs and select employees to defer a portion of their salary to allow participants an opportunity to defer tax payments and receive Company matching contributions on their cash compensation in excess of the Internal Revenue

Code limits on compensation placed on the 401(k) Plan. For more information about the non-qualified deferred compensation benefits provided to NEOs in 2013, see the Non-Qualified Deferred Compensation table and accompanying notes, sub-tables and narrative.

Supplemental Retirement Benefits
The Supplemental Executive Retirement Plans ("SERPs") are non-qualified defined benefit pension plans that provide supplemental retirement income to our NEOs and select employees. Benefit accruals under the Company’s SERPs were frozen at the end of business on March 31, 2010. The SERPs provided the same benefits as those provided under the broad-based Employee Pension Plan, which was also frozen as of March 31, 2010, except that the benefit limitations imposed by the Internal Revenue Code, and the exclusion of annual incentive compensation in the definition of earnings under the Employee Pension Plan formula prior to July 1, 2007 were not taken into account. Accordingly, when in effect, the SERPs permitted us to provide participants with retirement benefits on the same basis as other similarly situated employees without reduction due to the limits of the Internal Revenue Code and the exclusion of their annual incentive awards. For more detailed information about the SERPs’ benefit, please refer to the narrative to the Pension Benefits table.

Change-in-Control Agreements
During change-in-control events, the Board considers maintaining a sound management team that exercises judgment without bias due to personal concerns to be essential to protecting and enhancing the best interests of the Company and our shareholders. To that end, we afford certain change-in-control benefits to certain executives, including our NEOs, because they hold critical positions within the Company and would be integral to effectuating a corporate transaction. In 2013, the Compensation Committee engaged Semler Brossy to conduct a review and found that our change-in-control agreements are generally consistent with market practices and are aligned with current best practices:

•	Both cash and equity payments are “double trigger,”

meaning that the additional benefits set forth in the agreements will not be paid upon a change-in-control unless the NEO’s employment is terminated involuntarily (other than for cause) or for good reason within a specified period following the transaction.

•	Benefits are capped at 2.99 times average annual compensation and no 280G gross-ups are provided.

•	There are no retirement enhancements.

•	In order to receive payments, certain NEOs must comply with non-compete restrictions.

The change-in-control and post-termination arrangements are described in Change-in-Control Agreements and Severance.

Severance
Severance benefits are provided to the NEOs in circumstances outside of a change-in-control through The Phoenix Companies, Inc. Executive Severance Allowance Plan or the Saybrus Partners, Inc. Executive Severance Allowance Plan (the “Executive Severance Allowance Plans”) if the NEO is terminated without cause. The Executive Severance Allowance Plans apply to all NEOs and to any other employee that the CEO determines to be integral to the formulation or execution of our business strategy.

Four of our five active NEOs are covered under the Phoenix Executive Severance Allowance Plan and are eligible for, subject to certain conditions, severance equal to monthly salary and the average of the last two annual incentive awards already paid as of the termination date for a specified number of months based on years of service. The benefits are tiered based on years of service and the minimum payment is nine months of severance and the maximum is 18 months of severance. In addition, the NEOs are paid a prorated portion of their annual and long-term incentive based on actual plan results for the year they are terminated under the Executive Severance Allowance Plan.

Mr. Cassidy is covered under the Saybrus Executive Severance Allowance Plan which provides for benefits to certain executives of Saybrus Partners, Inc. and its affiliates (“Saybrus”) who meet the eligibility requirements when their employment is involuntarily terminated by Saybrus. The

54

COMPENSATION DISCUSSION AND ANALYSIS

Severance Amount equals (a) the executive’s salary for the one-year period prior to the executive’s separation date plus (b) the two-year average of the executive’s Saybrus annual variable compensation amount and profit sharing plan amount for the immediate two years prior to the executive’s separation date.

An employee who is covered by a change-in-control agreement and an Executive Severance Allowance Plan can receive only the benefits of one of the coverages in the event of a termination.

Perquisites
We provide perquisites to our NEOs as an incremental benefit to recognize their position within the Company. Perquisites are not a material part of our executive compensation. Available perquisites include:

•	Annual preventative medical care reimbursement of up to $500.

•	Annual reimbursement for financial planning and tax services of up to $3,000.

•	Travel expense reimbursement for expenses associated with spousal business travel when such attendance is expected.

•	Relocation assistance.

For information about perquisites provided to NEOs in 2013, see Note 5 of the Summary Compensation Table on page 58.

Equity Grant Procedures
When utilized, stock options and RSUs are granted to both executive and non-executive employees pursuant to our equity grant policy. Under this policy:

•
Equity awards made as part of a recurring compensation program, such as LTI awards to NEOs, will be approved and granted at a meeting of the Compensation Committee or, for the CEO, the Board, that occurs within 20 days after the Company’s earnings release for the prior fiscal year.

•
All other stock options and RSUs are generally granted on four scheduled grant dates each year, which occur on the fifth calendar day after the filing deadline for our Form 10-K or Form 10-Q, as applicable.

Neither the CEO, the Board nor the Compensation Committee may take any action with respect to any stock option that would be treated as a “repricing” of such stock option.

•	The Compensation Committee may, in its discretion, approve and grant equity awards at other times, if it determines that such action is in the best interests of shareholders.

We do not consider material inside information in determining award amounts or grant dates, and our policy reinforces this practice by intentionally selecting grant dates when decision makers are the least likely to be in possession of material inside information.

Share Ownership and Retention Guidelines Restrictions on Trading
To facilitate stock ownership by our NEOs, we adopted the following ownership and retention guidelines. For NEOs, the guidelines call for each executive to accumulate ownership of our Common Stock (including, for these purposes, RSUs) at a specified multiple of salary. The CEO has a target ownership of five times salary, and target ownership for other executive ranges from one to three times salary.

Instead of a fixed timeframe for attaining these levels of ownership, executives must retain a portion of the equity received from stock-based benefit and compensation plans. When the specific ownership thresholds are met, as measured using the current fair market value of our Common Stock, the retention ratios for future grants are reduced. The initial retention ratio is 75% for the CEO and 25% to 40% for other executives. As of December 31, 2013, none of our active NEOs had met target ownership levels.

The Company’s policy on insider trading permits executives to engage in transactions involving the Company’s equity securities only (1) during “trading windows” of limited duration following the issuance of periodic earnings releases and (2) following a determination by the Company that the executive is not in possession of material non-public information. In addition, the Company has the ability under its insider trading policy to suspend trading by executives in its equity securities. The Company did not have any trading windows in 2013.

55

COMPENSATION DISCUSSION AND ANALYSIS

Anti-Hedging Policy
The Compensation Committee has adopted an Anti-Hedging Policy for all directors and employees of the Company as part of its Code of Conduct. The policy provides that all employees and directors are prohibited from engaging in any hedging transactions against the Company’s securities and any derivative securities of the Company. Such transactions include, but are not limited to, short selling, trading input and call options, and forward sale contracts.

Clawback Policy
The Company enhanced its Clawback Policy in 2013 to make it broader than the Sarbanes-Oxley requirements. The definition of covered employee has been expanded beyond the CEO and CFO and includes the entire executive team, individuals who provide certifications to the CEO and CFO for regulatory filings, LTIP participants and individuals in other key roles as determined by the Board. The policy allows the Board greater discretion in the use of clawbacks, such that the Compensation Committee determines when to apply the clawback, how to apply it, and to whom. The policy provides the Compensation Committee with the ability to claw back compensation under a wide range of circumstances, including fraud, misconduct, financial restatement, and the restatement of performance results. We believe this better aligns with shareholder interests by allowing the recovery of compensation overpayments that were based upon results that are later found to have been inaccurate. We also believe the new policy protects the Company in the event of a restatement while maintaining the integrity of the compensation program by being fair to those executives not directly involved in any misstatement.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) may require us to adopt a broader, less discretionary policy.

When the SEC and NYSE provide mandatory guidance to implement the Dodd-Frank clawback requirement, the Board will consider the guidance and make revisions to our policy as necessary.

Tax and Accounting Considerations
Internal Revenue Code Section 162(m) disallows a tax deduction to public corporations for compensation over $1 million paid to certain NEOs. However, performance-based compensation is exempt from the deduction limit if certain requirements are met. The Compensation Committee intends to structure certain compensation to take advantage of this exemption under Internal Revenue Code Section 162(m), as appropriate, in light of its compensation objectives. However, the Compensation Committee may elect to provide compensation outside those requirements when necessary to achieve its compensation objectives. Our 2013 annual incentive plans were designed in a manner to allow the Compensation Committee to award compensation intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m). However, the Grant A award will not qualify as performance-based compensation exempt from Section 162(m) because it was granted in mid-2014 following the filing of the Company's 2012 Form 10-K on April 1, 2014. Internal Revenue Code Section 409A imposes certain requirements on deferred compensation. If these requirements are not met, employees may be subject to an additional income tax and interest penalties. It is our intent that our non-qualified deferred compensation plans and other compensation covered by Internal Revenue Code Section 409A be operated and administered to meet these requirements. Accounting considerations also play a role in designing the compensation programs made available to our NEOs. Principal among these is Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic No. 718, Compensation - Stock Compensation (“ASC 718”), which addresses the accounting treatment of certain equity-based compensation. The Compensation Committee regularly considers the accounting implications of our long-term incentive awards, including the variable accounting treatment of the current program.

56

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION COMMITTEE REPORT
The Compensation Committee has submitted the following report for inclusion in this Proxy Statement:

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our review and discussion with management, we have recommended to the Board that Compensation Discussion and Analysis be included in this Proxy Statement for the fiscal year ended

December 31, 2013 for filing with the SEC. The report is submitted as of September 29, 2014 by the following directors, who constitute the Compensation Committee:

Sanford Cloud, Jr., Esq., Chair
Arthur P. Byrne
Ann Maynard Gray
Arthur F. Weinbach

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the members of the Compensation Committee during 2013 or as of the date of this Proxy Statement is or has been an officer or employee of the Company and no executive officer of the Company served on the Compensation

Committee or board of any company that employed any member of the Compensation Committee or Board.

RISK ASSESSMENT
On an annual basis, we conduct a risk assessment of our compensation policies and practices in response to current public and regulatory concern about the link between incentive compensation and excessive risk taking. Based upon the assessment conducted, we have concluded that our compensation program does not motivate imprudent risk taking and that any risks involved in compensation are not reasonably likely to have a material adverse effect on the Company. Included in the analysis were such factors as the behaviors being induced by our fixed and variable pay components, the balance of annual and long-term performance goals in our incentive compensation system, the established limits on permissible incentive award levels, the oversight of the Compensation Committee in the operation of our incentive plans and the high level of Board involvement in approving material transactions and providing governance over the Company’s affairs. Management presented the results of this assessment to the Compensation Committee for its review as part of its obligation to oversee our compensation risk assessment process. Due to the restatement and resulting lack of U.S. GAAP information, the rollout of the annual and long-term incentive plans for 2013 was delayed. The risk assessment was conducted after these plans were rolled out.

57

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION
Summary Compensation Table
This table summarizes the total compensation paid or earned by the NEOs for the fiscal years ended December 31, 2011, 2012, and 2013. The table reflects total compensation paid or earned beginning in the later of the fiscal year ended December 31, 2011 or the year an individual first became a CEO, CFO or NEO.

Name and Principal Position (a)	Year (b)	Salary(1) (c)	Bonus (d)	Stock Awards(2) (e)		Option Awards (2) (f)	Non-Equity Incentive Plan Compensation(3) (g)		Change in Pension Value and Non-Qualified Deferred Compensation Earnings(4) (h)	All Other Compensation(5) (i)	Total (j)
James D. Wehr President and Chief Executive Officer	2013	$700,000	—	$—	(6)	—	$203,000		—	$68,095	$971,095
	2012	700,000	—	1,400,000	(7)	—	264,600		478,886	88,208	2,931,694
	2011	691,667	—	2,000,000	(8)	—	1,001,000		993,974	81,063	4,767,704
Bonnie J. Malley Executive Vice President and Chief Financial Officer(9)	2013	385,000	—	0	(6)	—	97,150		—	34,650	516,800
	2012	363,125	—	250,000	(7)	—	192,780		304,167	45,290	1,155,362
Edward W. Cassidy Executive Vice President, Distribution	2013	410,000	—	0	(6)	—	736,651	(11)	—	24,600	1,171,251
	2012	410,000	—	280,000	(10)	—	592,600	(11)	28,803	24,600	1,336,003
	2011	410,000	—	280,000	(10)	—	249,764	(11)	30,220	20,130	990,114
Peter A. Hofmann Executive Vice President, Strategy and Business Development	2013	425,000	—	0	(6)	—	101,500		—	31,875	558,375
	2012	425,000	—	340,000	(7)	—	53,550		109,384	46,750	974,684
	2011	425,000	—	340,000	(8)	—	607,750		397,123	36,806	1,806,679
Christopher M. Wilkos Executive Vice President and Chief Investment Officer	2013	385,000	—	0	(6)	—	353,425		—	34,650	773,075
	2012	370,000	—	330,000	(7)	—	395,937		140,338	40,813	1,277,088
	2011	367,500	—	330,000	(8)	—	502,830		186,043	36,751	1,423,124
John V. LaGrasse Former Executive Vice President, Alternative Retirement Solutions(12)	2013	308,333	—	0	(6)	—	48,333		—	238,626	595,292

(1)
Figures are shown for the year earned, and have not been reduced for deferrals. For 2013, each of the NEOs elected to defer a portion of their salary until following termination of employment or, in certain circumstances, such earlier specified date elected by the NEO: Mr. Wehr deferred $90,500, Ms. Malley deferred $39,200, Mr. Cassidy deferred $28,700, Mr. Wilkos deferred $36,350, Mr. Hofmann deferred $45,450, and Mr. LaGrasse deferred $34,582.

(2)
Represents the grant date fair market value for respective years for all stock-based awards/stock option awards granted to NEOs as calculated pursuant to ASC 718, excluding the effect of estimated forfeitures. The assumptions used for determining this value are stated in Note 17 of the Company’s financial statements included in the 2013 Form 10-K and the 2012 Form 10-K Note 18.

(3)
Represents the cash-based incentive earned under The Phoenix Companies, Inc. Annual Incentive Plan for Executive Officers for the applicable performance year, paid in March of the following year except for the 2012 annual incentive which was paid in April 2014 and reflected on the 2012 line, and the 2013 annual incentive which is scheduled to be paid in August 2014 and reflected on the 2013 line, as described under Annual Incentives.

(4)
Represents the increase in the actuarial value of accumulated pension benefits accrued during the year. For 2013, 2012, and 2011, this represents the change in value between December 31, 2012 and December 31, 2013; December 31, 2011 and December 31, 2012; and December 31, 2010 and December 31, 2011, respectively; determined using where applicable, the discount rates disclosed in the Form 10-K for those years and based on the other actuarial assumptions described in Note 2 to the Pension Benefits table for each applicable year. These benefit accruals pertain solely to benefits accrued under the Company’s pension plans and exclude all account-based plans that NEOs may participate in, such as The Phoenix Companies, Inc. Savings and Investment Plan and The Phoenix Companies, Inc. Non-Qualified Excess Investment Plan. Since the pension plans

58

EXECUTIVE COMPENSATION

were frozen on March 31, 2010, the primary driver of the 2013 change in value was the updated mortality projection scale, and associated increase in discount rates from 2012 to 2013. The actual change in pension values for 2013 was negative for all NEOs: Mr. Wehr's reduction was $528,878, Ms. Malley's reduction was $274,452, Mr. Cassidy's reduction was $36,128, Mr. Wilkos's reduction was $136,709, Mr. Hofmann's reduction was $99,262, and Mr. LaGrasse's reduction was $40,058.

(5)	All Other Compensation sub-table:

Name	Year	Company Contributions to 401(k) Plan and Excess Investment Plan	Reimbursement for Financial Planning and Tax Services	Anniversary Award	Severance	Value of Director Life Insurance Premiums paid by the Company	Total
James D. Wehr	2013	$63,000	$3,000	$—	$—	$2,095	$68,095
	2012	87,208	1,000	—	—	—	88,208
	2011	79,313	1,000	750	—	—	81,063
Bonnie J. Malley	2013	34,650	—	—	—	—	34,650
	2012	45,290	—	—	—	—	45,290
Edward W. Cassidy	2013	24,600	—	—	—	—	24,600
	2012	24,600	—	—	—	—	24,600
	2011	20,030	—	100	—	—	20,130
Peter A. Hofmann	2013	31,875	—	—	—	—	31,875
	2012	46,750	—	—	—	—	46,750
	2011	36,656	—	150	—	—	36,806
Christopher M. Wilkos	2013	34,650	—	—	—	—	34,650
	2012	40,613	—	200	—	—	40,813
	2011	36,751	—	—	—	—	36,751
John V. LaGrasse	2013	13,418	—	—	225,208	—	238,626

(6)	No long-term awards were granted in 2013.

(7)
Represents cash-based awards at target subject to a stock price modifier associated with the 2012-2014 LTIP cycle. The awards were subject to achievement of performance measures that covered 2012 and 2013, and an additional one-year vesting requirement. Grant date fair value awards at target and actual results (the cycle will not have a payout) are as follows:

Name	Potential Awards at Target	Actual Awards Earned
James D. Wehr	$1,400,000	$0
Bonnie J. Malley	250,000	0
Edward W. Cassidy	280,000	0
Peter A. Hofmann	340,000	0
Christopher M. Wilkos	330,000	0

(8)
Represents cash-based awards at target subject to a stock price modifier associated with the 2011-2013 LTIP cycle. The stock price modifier beginning date for the measurement period is different for Mr. Wehr versus all other NEOs. Mr. Wehr’s beginning date is March 2, 2011, whereas the beginning date for all other NEOs is February 11, 2011.The awards were subject to achievement of 2011 performance measures and an additional two-year vesting requirement. Mr. Wehr’s award also included a one-time RSU portion, which was not subject to the stock price modifier.

Name	Potential Awards at Target	Actual Awards Earned
James D. Wehr	$2,000,000	$2,728,318
Bonnie J. Malley	250,000	340,875
Edward W. Cassidy	280,000	381,780
Peter A. Hofmann	340,000	463,590
Christopher M. Wilkos	330,000	449,955

(9)
Ms. Malley was promoted to Executive Vice President and Chief Financial Officer of the Company, effective November 15, 2012. Pursuant to instruction (4) to Item 402(a)(3), Ms. Malley’s information is only being reflected for 2013 and 2012, even though she was an NEO in 2011. Ms. Malley was not the CFO in 2011.

59

EXECUTIVE COMPENSATION

(10)
Includes shares of restricted stock of Saybrus Partners, Inc., a majority owned subsidiary of the Company, granted under the Saybrus Partners, Inc. 2010 Equity Incentive Plan. In 2012 and 2011, Mr. Cassidy received shares valued at $0.

(11)
Mr. Cassidy participates in the Saybrus Partners, Inc. Profit Sharing Plan and additional incentives based on specific sales and profitability measures related to the Saybrus business segment. The Saybrus 2013 sales incentive payment was $385,025, which was paid in 2013 and 2014 in the normal course. Mr. Cassidy received $200,000 in 2014, an incentive based on the Phoenix 2013 annuity contribution profitability ratio. The Saybrus Profit Sharing Plan made a preliminary payout for 2013 of $75,813 in 2014, and made an additional payout for this plan of $75,813 in 2014.

(12)
Mr. LaGrasse left the Company effective October 31, 2013. As a result, he received $225,208 as severance, and $161,361 (his pro-rata portion) from the 2011-2013 LTIP cycle. Mr. LaGrasse received a pro-rata 2013 annual incentive totaling $48,333. Since the 2012-2014 LTIP cycle will not pay out any award, his share of that award is $0.

Salary and Incentives as a Percentage of Total Compensation
In 2013, the proportion of salary and incentives reflected in columns (c) through (g) of the Summary Compensation Table to total compensation as reflected in column (j) of that table ranged from 60% to 98%. For 2012, it ranged from 52% to 96%. For 2011, it ranged from 69% to 92%.

Grants of Plan-Based Awards
The following table supplements the information provided in the Summary Compensation Table concerning 2013 awards granted to NEOs, including the range of compensation opportunities under our 2013 annual incentive plans if specified pre-determined performance goals are met.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)						Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (i)	All Other Option Awards: Number of Securities Underlying Options (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards (l)
Name (a)		Grant Date (Equity)(b)	Approval Date (Equity)	Threshold (c)		Target (d)		Maximum (e)		Threshold (# of shares) (f)	Target (# of shares) (g)	Maximum (# of shares) (h)
James D. Wehr				$350,000		$700,000		$1,050,000		—	—	—	—	—	—	—
Bonnie J. Malley				167,500		335,000		502,500		—	—	—	—	—	—	—
Edward W. Cassidy				N/A	(2)	604,845	(2)	N/A	(2)	—	—	—	—	—	—	—
				50,000		100,000	(3)	200,000
Peter A. Hofmann				175,000		350,000		525,000		—	—	—	—	—	—	—
Christopher M. Wilkos				167,500		335,000	(4)	586,250		—	—	—	—	—	—	—
John V. LaGrasse	(5)			100,000		200,000		300,000		—	—	—	—	—	—	—

(1)
Except as otherwise noted below, the data for each NEO represents the incentives under the Annual Incentive Plan for Executive Officers for the 2013 performance period, as described in 2013 Performance Incentive Plan. Awards under this plan are funded when the Company meets established performance thresholds. Actual amounts payable in respect of these awards are included in column (g) of the Summary Compensation Table.

(2)	Represents Mr. Cassidy’s participation in the Saybrus Partners, Inc. Profit Sharing Plan and sales-based commissions. These awards have no threshold or maximum assigned.

(3)	Represents Mr. Cassidy's participation in incentives related to profitability measures.

(4)
As described in the Investment Incentive Plan section, 50% of Mr. Wilkos’ annual incentive award for 2013 was determined under the 2013 Investment Incentive Plan and the remaining 50% was determined under the PIP.

(5)	Mr. LaGrasse left the Company on October 31, 2013. As a result, his award will be adjusted for his service proration.

Estimated Future Payouts Under Non-Equity Incentive Plan Awards
The annual incentive awards for NEOs are provided under The Phoenix Companies, Inc. Annual Incentive Plan for Executive Officers. The Annual Incentive Plan for Executive Officers is designed to accomplish the objectives described under Annual Incentives beginning on page 48, and allows us to structure awards in a manner intended to maximize our tax deductions on performance-based pay, if desirable, as described under Tax and Accounting Considerations on page 55. To accomplish each of these objectives, maximum awards for each NEO must be first determined formulaically as provided in the plan, and then may be reduced to any amount, including zero, based on any factor(s) deemed appropriate by the Compensation Committee. In 2013, the maximum payout opportunity for NEOs was 125% of target.

See the 2013 annual incentive financial goals and results under Annual Incentives beginning on page 48 in the CD&A.

60

EXECUTIVE COMPENSATION

Stock Option Plan
In 2001, the Compensation Committee adopted The Phoenix Companies, Inc. Stock Incentive Plan to align the interests of our NEOs and other employees with those of shareholders. This plan allows the Compensation Committee to grant incentive stock options, which qualify for certain tax advantages as provided under Internal Revenue Code Section 422, and non-statutory stock options for the purchase of Common Stock to our employees. Depending on the Company’s incentive design for a given year, stock options may be used as part of the Company’s long-term incentive program. We may also use stock option awards to recognize promotions, to reward significant individual contributions or extraordinary efforts that may not be reflected in other incentive plan awards and as part of employment offers for certain positions.

When awarded, all options are granted at the grant date fair market value of our Common Stock on the date the award is approved or, if later, effective. Generally, all awards have been subject to a three-year graded vesting schedule, and recipients have a maximum of 10 years to exercise the option. Upon termination of employment, stock options generally must be exercised within 30 days following termination of employment. In cases of termination due to death, disability or retirement under the Employee Pension Plan, as described in the notes and narrative to the Pension Benefits table on page 63, options must be exercised at the earlier of five years from the date of termination of employment or the option’s expiration date. For termination of employment in connection with a qualifying business disposal or divestiture, the Compensation Committee may allow options to be exercised within three years from the date of termination of employment or divestiture. In the case of terminations due to cause, all outstanding options expire immediately. In 2013, the Company did not grant stock option awards as part of its long-term incentive program because sufficient shares were not available.

Restricted Stock Unit Plan
In 2003, shareholders approved The Phoenix Companies, Inc. 2003 Restricted Stock, Restricted Stock Unit, and Long-Term Incentive Plan to align the interests of our NEOs and other employees with those of shareholders. The plan allows the Compensation Committee to grant both performance-based incentive awards and service-vested awards. The type of awards granted to NEOs in a given year is determined based on the Company’s compensation philosophy and strategy. In 2013, the Company did not grant restricted stock unit awards as part of its long-term incentive program because sufficient shares were not available.

Saybrus Partners, Inc. 2010 Equity Incentive Plan
The Saybrus Partners, Inc. 2010 Equity Incentive Plan is designed to aid Saybrus in attracting and retaining key employees and to more directly align the employees with the success of Saybrus. The plan allows the Saybrus Board to grant both performance-based incentive awards and service-based awards.

61

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning stock options and non-vested RSU awards held by the NEOs as of December 31, 2013.

	Option Awards							Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (b)	Number of Securities Underlying Unexercised Options Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (d)		Option Exercise Price (e)	Option Grant Date (f)	Option Expiration Date (g)	Number of Shares or Units of Stock That Have Not Vested(1) (h)		Market Value of Shares or Units of Stock That Have Not Vested(2) (i)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (j)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) (k)
James D. Wehr	3,433	—	—		$56.80	3/8/2010	3/8/2020	—		—		17,024	(4)	$1,045,261
	2,175	—	—		196.80	2/13/2008	2/13/2018	—		—		—		—
	1,741	—	—		222.80	2/3/2005	2/3/2015	—		—		—		—
	—	—	12,500	(3)	37.00	5/15/2009	5/15/2014	—		—		—		—
	1,740	—	—		211.20	1/2/2004	1/2/2014	—		—		—		—
Bonnie J. Malley	566	—	—		$56.80	3/8/2010	3/8/2020	—		—		—		—
	1,946	—	—		196.80	2/13/2008	2/13/2018	—		—		—		—
	1,450	—	—		250.80	2/8/2007	2/8/2017	—		—		—		—
	1,160	—	—		250.00	2/2/2006	2/2/2016	—		—		—		—
	1,450	—	—		211.20	1/2/2004	1/2/2014	—		—		—		—
Edward W. Cassidy	740	—	—		$56.80	3/8/2010	3/8/2020	4,000	(5)	$0	(6)	4,000	(5)	$0	(6)
	1,450	—	—		190.60	3/5/2008	3/5/2018	1,667	(7)	$0	(6)	—		—
	2,998	—	—		196.80	2/13/2008	2/13/2018	—		—		—		—
	870	—	—		250.80	2/8/2007	2/8/2017	—		—		—		—
Peter A. Hofmann	786	—	—		$56.80	3/8/2010	3/8/2020	—		—		—		—
	2,702	—	—		196.80	2/13/2008	2/13/2018	—		—		—		—
	1,450	—	—		250.80	2/8/2007	2/8/2017	—		—		—		—
	2,030	—	—		215.60	4/29/2004	4/29/2014	—		—		—		—
Christopher M. Wilkos	832	—	—		$56.80	3/8/2010	3/8/2020	—		—		—		—
	1,374	—	—		196.80	2/13/2008	2/13/2018	—		—		—		—
John V. LaGrasse	—	—	—		—	—	—	—		—		—		—

(1)
These figures, which are rounded to the nearest whole number, represent the number of RSUs or restricted stock awards ("RSAs") earned at actual performance relative to the performance target established for each award. Each RSU is convertible into one share of our Common Stock; each RSA is convertible into one share of Saybrus Restricted Stock. Under the terms of the Company’s share ownership and retention guidelines, participants are required to retain a fixed percentage of Common Stock underlying these RSUs.

(2)	Based on the December 31, 2013 closing price of our Common Stock of $61.40.

(3)
Represents the grant of performance-based stock options in connection with Mr. Wehr’s appointment to President and CEO in April 2009. These options will vest upon the achievement of the established performance criteria. The exercise price is the closing price of the Company stock on May 15, 2009, adjusted for the reverse stock split. As the performance condition was not met by May 15, 2014, the award was forfeited.

(4)	Represents a special one-time grant of RSUs subject to the performance criteria of the 2011-2013 LTIP cycle, but not subject to its stock price modifier.

(5)	Represents a grant of Saybrus RSAs. Half vested on March 15, 2014, and the remaining half will vest on March 15, 2015.

(6)	Based on the December 31, 2013 price of $0.00 for each share of Saybrus Restricted Stock.

(7)	Represents a one-time grant of Saybrus Restricted Stock Award to Mr. Cassidy awarded March 31, 2011. These RSAs vested on March 15, 2014.

62

EXECUTIVE COMPENSATION

Option Exercises and Stock Vested
The following table sets forth information concerning the vesting of RSUs that occurred during 2013. None of the NEOs exercised any stock options in 2013.

Name (a)	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (b)	Value Realized on Exercise (c)	Number of Shares Acquired on Vesting(1) (d)		Value Realized on Vesting(2) (e)
James D. Wehr	—	—	19,689		$530,419
Bonnie J. Malley	—	—	3,244		87,397
Edward W. Cassidy	—	—	4,241		114,245
	—	—	2,950	(3)	0	(4)
Peter A. Hofmann	—	—	4,506		121,384
Christopher M. Wilkos	—	—	4,771		128,524
John V. LaGrasse	—	—	2,991		81,112

(1)
These figures, which are rounded to the nearest whole number, represent the number of RSUs which vested in 2013 prior to any reduction for tax withholding. These RSUs were granted on March 8, 2010 in connection with the Company's 2010-2012 LTIP. Each RSU was converted into one share of our Common Stock. Under the terms of the Company's share ownership and retention guidelines, participants are required to retain a fixed percentage of Common Stock underlying these RSUs.

(2)	Represents the market value of the RSUs based on the closing price of our Common Stock on the vesting date.

(3)	Represents a grant of Saybrus RSAs. These vested on March 15, 2013.

(4)	Represents the market value of the RSAs on the vesting date.

Pension Benefits
The following table sets forth information concerning NEO pension benefits. The table reflects the present value of the accumulated pension benefits that each NEO earned between his or her respective hire date and December 31, 2013. Benefit accruals were frozen in the Employee Pension Plan and SERPs as of March 31, 2010. Although these figures illustrate the value of these benefits as if they were to be paid in the form of a lump sum payment, actual benefits will be paid in the form of an annuity or, effective January 1, 2009 for SERP benefits, the present value in three annual installments at the applicable commencement date following termination of employment. However, NEOs may elect to receive the portion of the pension benefit payable under the pension equity formula in a lump sum. Additional information concerning these benefits may be found in the narrative that accompanies this table.

63

EXECUTIVE COMPENSATION

Name	Plan Name (b)	Number of Years Credited Service(1) (c)		Present Value of Accumulated Benefit(2) (d)	Payments During Last Fiscal Year (e)
James D. Wehr	Employee Pension Plan
	Pension Equity Formula	2.75		$89,705	—
	Formula Prior to July 1, 2007	22.83		1,222,200	—
	Total Employee Pension Plan Benefit	25.58		$1,311,905	—
	SERP
	Pension Equity Formula	2.75		$314,301	—
	Formula Prior to July 1, 2007	25.83	(3)	6,621,112	—
	Total SERP Benefit	28.58		$6,935,413	—
Bonnie J. Malley	Employee Pension Plan
	Pension Equity Formula	2.75		$89,705	—
	Formula Prior to July 1, 2007	22.42		1,066,623	—
	Total Employee Pension Plan Benefit	25.17		$1,156,328	—
	SERP
	Pension Equity Formula	2.75		$116,663	—
	Formula Prior to July 1, 2007	22.42		1,833,697	—
	Total SERP Benefit	25.17		$1,950,360	—
Edward W. Cassidy	Employee Pension Plan
	Pension Equity Formula	2.75		$12,749	—
	Formula Prior to July 1, 2007	1.25		36,713	—
	Total Employee Pension Plan Benefit	4.00		$49,462	—
	SERP
	Pension Equity Formula	2.75		$31,201	—
	Formula Prior to July 1, 2007	1.25		112,101	—
	Total SERP Benefit	4.00		$143,302	—
Peter A. Hofmann	Employee Pension Plan
	Pension Equity Formula	2.75		$25,630	—
	Formula Prior to July 1, 2007	6.42		322,219	—
	Total Employee Pension Plan Benefit	9.17		$347,849	—
	SERP
	Pension Equity Formula	2.75		$32,822	—
	Formula Prior to July 1, 2007	6.42		653,973	—
	Total SERP Benefit	9.17		$686,795	—
Christopher M. Wilkos	Employee Pension Plan
	Pension Equity Formula	2.75		$36,115	—
	Formula Prior to July 1, 2007	10.33		538,607	—
	Total Employee Pension Plan Benefit	13.08		$574,722	—
	SERP
	Pension Equity Formula	2.75		$53,158	—
	Formula Prior to July 1, 2007	10.33		869,719	—
	Total SERP Benefit	13.08		$922,877	—
John V. LaGrasse	Employee Pension Plan
	Pension Equity Formula	2.75		$13,797	—
	Formula Prior to July 1, 2007	2.67		135,861	—
	Total Employee Pension Plan Benefit	5.42		$149,658	—
	SERP
	Pension Equity Formula	2.75		$17,117	—
	Formula Prior to July 1, 2007	2.67		255,419	—
	Total SERP Benefit	5.42		$272,536	—

(1)
In connection with the redesign of our retirement program, the years of credited service were frozen on June 30, 2007 for purposes of determining benefits under the formula in effect prior to July 1, 2007, although final average earnings continued to change through March 31, 2010. The restructuring of the retirement program and the grandfathering provisions are in Retirement Plans. Years of credited service under the pension equity formula of both the Employee Pension Plan and the SERP are determined for eligible participants from July 1, 2007, when such formula went into effect for these participants through March 31, 2010, when the plan was frozen. The annual credit percentage used to calculate these benefits is determined based on total years of service under the plans, including years of service prior to July 1, 2007, as described in Pension Equity Formula.

64

EXECUTIVE COMPENSATION

(2)
With respect to the benefits from the formula in effect prior to July 1, 2007, the Present Value of Accumulated Benefit determined as of December 31, 2013 (March 31, 2010 frozen accrued benefit) is the greater of the present value of the accrued benefit deferred to normal retirement age and the present value of the accrued benefit deferred to early retirement age using the following assumptions for all NEOs: discount rate (without cost of living adjustment, or “COLA”) of 4.84% and 4.69% for the Employee Pension Plan and SERP, respectively; mortality table is the RP2000 projected to 2020 Using Scale BB; postretirement COLA of 1.00%; if the years of vesting service is equal to or greater than 10 as of December 31, 2013, the normal retirement age is 62 and the early retirement age is 55, but if the years of vesting service is less than 10 as of December 31, 2013, the normal retirement age is 65 and there is no early retirement age.

(3)
Pursuant to the terms of the SERP, Mr. Wehr has been credited with an additional three years of benefit accrual service attributable to the period of January 1, 1997 through December 31, 1999 when he served as an officer of a designated subsidiary that was not an adopting employer to the Employee Pension Plan. These three years are not treated as benefit accrual service under the Employee Pension Plan.

Retirement Plans
Effective April 1, 2010, the Employee Pension Plan and SERPs were amended to cease further benefit accruals after

March 31, 2010. The discussion that follows reflects how benefits were calculated through March 31, 2010.

Employee Pension Plan
The Employee Pension Plan provided benefits based on its formulas up to the amount allowed under the Internal Revenue Code. The Employee Pension Plan is funded with assets held in a trust. Normal retirement age is 62 with 10 years of vesting service or age 65 with at least five years of participation. As of December 31, 2013, Messrs. Wehr, Hofmann and Wilkos were eligible for early retirement under the plan (age 55 with at least 10 years of vesting service). Unless an optional form of benefit payment is elected, the normal form of benefit is a 50% joint and survivor annuity for married participants and a single life annuity for other participants.

The Employee Pension Plan was redesigned to include pension equity accruals after June 30, 2007, for all participants except grandfathered participants. None of the current NEOs were grandfathered.

Pension Equity Formula
The pension equity formula applies to all eligible non-grandfathered employees, grandfathered employees who elected the pension equity formula effective July 1, 2007 and eligible new hires after June 30, 2007 and before April 1, 2010.The pension equity formula expresses an employee’s benefit as a lump sum amount that is equal to the product of the accumulated annual credit percentages (tiered by years of service) times final average earnings (highest five consecutive years of earnings out of the last 10 years) prior to April 1, 2010. The definition of earnings is based on base salary plus eligible incentives, rather than base salary under the formula prior to July 1, 2007.

The tiered annual credit percentages table is as follows:

Years of Service on January 1	Annual Credit Percentage Earned, Used to Calculate Lump Sum Benefit
Up to 4 years	2%
5 to 9 years	4%
10 to 14 years	6%
15 to 19 years	10%
20 years or more	14%

Employees who participate in the pension equity formula have their June 30, 2007 accrued benefit frozen as to years of service, but their final average earnings under the formula prior to July 1, 2007 continued to change until the earlier of March 31, 2010 and the date they either became ineligible under the plan or terminated employment.

Traditional Formula (Formula Prior to July 1, 2007)
The annual normal retirement benefit is generally a function of years of service and compensation, i.e., 2% of final average earnings (average of last three consecutive years of base salary) prior to April 1, 2010 times years of benefit accrual service up to 25, plus 1% times final average earnings times years of benefit accrual service over 25 (up to 10 years), minus

2% times participant’s projected primary insurance amount (Social Security benefit payable at Social Security retirement age) times years of benefit accrual service (up to 25). No more than 50% of normal retirement benefit is offset by Social Security.

65

EXECUTIVE COMPENSATION

SERPs
The SERPs provide benefits in excess of the Employee Pension Plan, whether due to the benefit limitations imposed by the Internal Revenue Code or the exclusion of compensation other than base salary under the Employee Pension Plan. To comply with the full implementation of Internal Revenue Code Section 409A as of January 1, 2009, the SERPs were amended to de-link the choice of the normal and optional forms of distribution from the Employee

Pension Plan and all participants are required to delay receipt of benefit payments until at least six months after their separation from service. The Traditional Formula permits distributions in actuarially equivalent annuity payments or short-term installment payments; the Pension Equity Formula permits distributions in actuarially equivalent annuity payments or a lump sum payment.

Pension Equity Formula
Retirement benefits are based on the pension equity formula contained in the Employee Pension Plan, described in the preceding section, and are expressed as a lump sum amount that is equal to the product of the accumulated annual credit percentages (tiered by years of service) times final average earnings (highest five consecutive years of earnings out of the last 10 years) prior to April 1, 2010, without the Internal Revenue Code limitations/exclusions noted in the preceding paragraph. The definition of earnings is based on base salary plus eligible incentives.

Traditional Formula (Formula Prior to July 1, 2007)
Retirement benefits are based on the final pay formula in effect prior to July 1, 2007 under the Employee Pension Plan, described in the preceding section, and are a function of years of service and final average compensation, without the Internal Revenue Code limitations/exclusions noted in the Employee Pension Plan. The definition of earnings includes amounts payable under designated incentive programs that are excluded from the calculation of benefits under the Employee Pension Plan; and the final average earnings determination for these incentives is based on the average of any three full calendar years within the last seven consecutive full calendar years prior to April 1, 2010 that produce the highest average.

66

EXECUTIVE COMPENSATION

Non-Qualified Deferred Compensation
The following table sets forth information concerning NEO participation in deferred compensation plans, excluding the 401(k) Plan. The table includes 2013 compensation deferrals, Company contributions, earnings, withdrawal activity, total balances as of December 31, 2013 for cash deferrals and the portion of the aggregate balances as of December 31, 2013 that have been reported in prior years’ Summary Compensation Tables ("SCTs").

Name (a)	Deferral Type (b)	Executive Contributions in 2013(1) (c)	Company Contributions in 2013(2) (d)	Aggregate Earnings in 2013(3) (e)	Aggregate Withdrawals/ Distributions (f)	Aggregate Balance as of December 31, 2013 (g)	Portion of Aggregate Balance at December 31, 2013 Reported in Prior SCTs(h)
James D. Wehr	Excess Investment Plan	$67,500	$40,050	$85,662	$—	$844,674	$608,762
Bonnie J. Malley	Excess Investment Plan	16,200	11,700	37,712	—	191,259	54,971
Edward W. Cassidy	Excess Investment Plan	11,200	9,300	55,413	—	319,068	53,850
	Deferred RSUs	—	—	20,710	—	34,677	—
	Deferred Dividend Equivalents	—	—	58	—	5,557	—
Peter A. Hofmann	Excess Investment Plan	12,250	12,750	21,694	—	225,673	134,950
Christopher M. Wilkos	Excess Investment Plan	25,550	22,890	173,907	—	683,189	65,023
John V. LaGrasse	Excess Investment Plan	11,582	6,018	26,172	—	285,466	—
Total		$144,282	$102,708	$421,328	$—	$2,589,563	$917,556

(1)
Except as noted otherwise, these figures represent voluntary deferrals of 2013 salary into the Excess Investment Plan as described in the following narrative. The corresponding salary figures in the Summary Compensation Table include these deferral amounts.

(2)	These figures represent the 2013 non-qualified Company matching contributions made in the Excess Investment Plan and reported in the All Other Compensation column of the Summary Compensation Table.

(3)
Represents the change in account value between December 31, 2012 and December 31, 2013, less any executive or Company contributions, plus any account distributions. With respect to deferred RSUs, these figures reflect the change in account value attributable to appreciation/depreciation in our Common Stock price. With respect to deferred dividend equivalents, these figures reflect the dividend equivalents attributable to deferred RSUs and the value of interest credits paid thereon.

67

EXECUTIVE COMPENSATION

The Phoenix Companies, Inc. Non-Qualified Excess Investment Plan
Certain of our employees, including our NEOs, can elect to defer up to 60% of their base pay. Base pay deferrals commence when year-to-date base pay exceeds the Internal Revenue Code limitation on qualified plan compensation, which was $255,000 in 2013. With respect to base pay deferrals only, we make a corresponding Company match credit using the same formula as provided in our 401(k) Plan. For the NEOs, they are eligible for a Company match contribution in the 401(k) Plan and Excess Investment Plan, based on tiered years of service as described in the following table:

Years of Service on January 1	Company Match Formula for All NEOs	Maximum Company Match Rate as a Percentage of Base Pay
Up to 4 years	100% on first 3% of pay saved; 50% on next 3%	4.5%
5 to 9 years	100% on first 6% of pay saved	6.0%
10 to 14 years	100% on first 3% of pay saved; 150% on next 3%	7.5%
15 years or more	150% on first 6% of pay saved	9.0%

Based on these schedules, the maximum Company match rate for 2013, as a percentage of base pay for our NEOs, was:

Name	Maximum Company Match Rate
James D. Wehr	9.0%
Bonnie J. Malley	9.0%
Edward W. Cassidy	6.0%
Peter A. Hofmann	7.5%
Christopher M. Wilkos	9.0%
John V. LaGrasse	6.0%

The Excess Investment Plan provides participants with a choice of mutual fund offerings similar to those funds made available to employees under the 401(k) Plan. There are no above-market or guaranteed returns in the Excess Investment Plan. Participants can modify their investment selections at any time under the Excess Investment Plan. Deferrals are credited to the funds selected by the participants and based on the market price for such funds on the date such compensation would otherwise have been paid.

68

EXECUTIVE COMPENSATION

The following table sets forth the list of the mutual fund choices under the Excess Investment Plan and each fund’s total return for 2013.

Name of Fund	2013 Total Return Percentage (1)	Name of Fund	2013 Total Return Percentage (1)
Allianz NFJ Small Cap Value Fund Institutional Class	32.06%	Fidelity Freedom K® 2050 Fund	22.08%
American Beacon Short Term Bond Fund Institutional Class	0.51%	Fidelity Freedom K® 2055 Fund	22.78%
American Beacon Stephens Small Cap Growth Fund Institutional Class	42.93%	Fidelity Freedom K® Income Fund	4.60%
American Funds EuroPacific Growth Fund Class R-6	20.58%	Fidelity® Contrafund® - Class K	34.30%
American Funds New Perspective Fund Class R-6	27.23%	Fidelity® Growth Company Fund - Class K	37.76%
Artisan Mid Cap Fund Institutional Class	37.74%	Fidelity® Low-Priced Stock Fund - Class K	34.45%
Fidelity Freedom K® 2000 Fund	4.56%	Fidelity® Money Market Trust Retirement Money Market Portfolio	0.01%
Fidelity Freedom K® 2005 Fund	8.15%	MFS Value Fund Class R4	35.81%
Fidelity Freedom K® 2010 Fund	11.20%	Spartan® 500 Index – Institutional Class	32.35%
Fidelity Freedom K® 2015 Fund	11.96%	Spartan® U.S. Bond Index Fund – Fidelity Advantage Class	(2.24)%
Fidelity Freedom K® 2020 Fund	13.35%	Virtus Mid-Cap Value Fund Class A	31.59%
Fidelity Freedom K® 2025 Fund	16.65%	Virtus Real Estate Securities Fund Class I	0.45%
Fidelity Freedom K® 2030 Fund	18.21%	Virtus Multi-Sector Short Term Bond Fund Class I	1.76%
Fidelity Freedom K® 2035 Fund	20.86%	Virtus Mid-Cap Value Fund Class I	31.59%
Fidelity Freedom K® 2040 Fund	21.25%	Virtus Multi-Sector Fixed Income Fund Class I	2.43%
Fidelity Freedom K® 2045 Fund	21.84%

(1)	Total return includes change in share value and reinvestment of dividends and capital gains, if any.

Account balances under the Excess Investment Plan, reflecting cumulative appreciation/depreciation and interest credits (depending on the investment fund(s) chosen by the participant), are paid to participants, based on their election made prior to deferral, in lump sum or annual installments following the termination of services with the Company or such earlier specified date elected by the participant. In-service withdrawals may only be taken in the case of severe financial hardship caused by an unforeseeable emergency as permitted under Internal Revenue Code Section 409A, and any other applicable laws. Loans are not permitted under this plan.

All balances under this plan are unfunded general obligations of the Company, which the Company, at its discretion, may hedge in full or in part by making contributions to a trust subject to the claims of our creditors in certain circumstances. Currently, we hedge 100% of this obligation by making investments in the same funds and in the same amounts as participants have elected.

RSU Deferrals
Certain employees of the Company, including the NEOs, may elect to defer up to 100% of their equity LTIP awards, and other RSU awards until following termination of employment or such earlier specified date elected by the participant, if the deferral opportunity is offered by the Company. Participants do not have any voting rights with respect to deferred RSUs. Voting rights become applicable only when the RSUs convert to Common Stock following termination of employment or in the event the Company chooses to hedge its RSU obligations by holding Common Stock in a Rabbi trust subject to the claims of creditors in certain circumstances. Deferred RSUs were credited with dividend equivalents, which are equal to the cash dividends that the Company may have paid on its Common Stock,

69

EXECUTIVE COMPENSATION

multiplied by the number of shares of Common Stock underlying each deferred RSU.

Dividend equivalents were credited to a book entry account on behalf of participants. These dividend equivalents accrued interest credits at a rate determined and updated each August 1, based on the mid-term applicable federal rate (as determined under Internal Revenue Code Section 1274(d)) as published by the Internal Revenue Service for the immediately preceding month. Accumulated dividend equivalents and the corresponding interest credits are paid at the same time that the underlying RSUs convert to Common Stock. We have stopped crediting dividend equivalents and interest to new RSU deferrals. All RSUs, dividend equivalents, and interest credits under this program are unfunded general obligations of the Company, for which the Company, at its discretion, may hedge in full or in part by making contributions to a Rabbi trust subject to the claims of our creditors in certain circumstances.

Change-in-Control Agreements and Severance
We have entered into certain agreements and maintain certain plans that will require us to provide compensation to the NEOs in the event of a termination of employment, including termination of employment in connection with a Change-in-Control. The amounts payable to each NEO are estimated in the tables provided in this section. No incremental benefits are provided under these programs in the event of a voluntary termination by the NEO without good reason or by the Company for cause.

In 2011, the Company conducted a comprehensive review of its Change-in-Control Agreements that were effective in 2012 and 2013. The results of the review are set forth in

Change-in-Control Agreements. The 2012-2013 agreements expired on December 31, 2013 and have been replaced by new agreements effective January 1, 2014 with substantially similar terms.

Upon termination of employment, all NEOs will receive their vested benefits under the Employee Pension Plan and 401(k)  Plan; benefits and conversion rights under the Consolidated Omnibus Budget and Reconciliation Act (“COBRA”), if applicable; and the non-qualified plans’ benefits pursuant to the terms of the plans. See the Pension Benefits table on page 63 and the Non-Qualified Deferred Compensation table on page 66.

Change-in Control Agreements
The protections provided under the agreements can only be triggered by termination of employment either (i) by the Company for reasons other than death, disability (as defined in the agreements), Cause or retirement, or (ii) by the executive for good reason, provided such termination occurs following, or is effectively connected with, the occurrence of a Change-in-Control. These agreements each have an initial term of two years with provisions for automatic renewals for successive one-year periods, unless either party provides to the other party written notice at least 60 days prior to the end of the initial term or any renewal term that the Company or NEO does not want the term so extended. These agreements do not provide any participant with the right to receive a tax gross-up in respect of any parachute payments.

Generally, the change-in-control agreements entered into with our NEOs provide:

•
no gross-up for excise tax purposes in that the aggregate value of Covered Payments, as defined in the agreement, is limited to an amount equal to 2.99 times the NEO’s average annual compensation calculated in accordance with Internal Revenue Code Section 280G;

•
non-compete restrictions for executives determined by the Compensation Committee and, in the case of our CEO, the Board for a period of up to 18 months and in consideration provide for a lump sum payment of the salary and target bonus opportunity that would have been paid or made available over a corresponding period of continued employment;

•	in lieu of severance benefits payable under other plans, severance benefits are calculated at a multiple of 1.0 or 2.0 times salary and target annual incentive for NEOs;

•	a protection period running from 90 to 180 days before a change-in-control and two years following a change-in-control;

•	welfare benefits for a period equivalent to the applicable Internal Revenue Code Section 409A period following a termination after a change-in-control;

•	that unvested SERP benefits become vested;

•	outplacement services commensurate with the NEO’s position;

•	non-solicitation restrictions;

•
an amount equal to a pro-rata portion of the annual incentive award earned for the year in which termination occurs (or target incentive, if greater) and a pro-rata portion of long-term awards for each then open cycle at target;

70

EXECUTIVE COMPENSATION

•	vesting of benefits under equity compensation plans; and

•	a two-year term with automatic renewals for successive one-year periods unless either party provides prior written notice.
Based on the 2011 review of change-in-control agreements by the Compensation Committee and the Board, the change-in-control agreements entered into with our NEOs effective January 1, 2012 with an expiration date of December 31, 2013 provide:

•	for the elimination of the additional service credit under the Company’s defined benefit pension plans because the pension plans have been frozen since April 1, 2010;

•
that unvested stock options are subject to double trigger vesting provisions wherein both a change-in-control and an executive’s termination of employment within certain prescribed periods must occur for the stock options to vest;

•
that, with respect to the determination of performance-based long-term incentive awards, where a change-in-control occurs after the performance period but before the vesting date, the  pro rata award payments will be based on the actual results, not the target amount; and

•
that, for those executives who are subject to non-compete covenants, outplacement services will be provided for a period of up to 12 months following the end of the non-compete period, limited pursuant to Internal Revenue Code Section 409A requirements.

These agreements terminate automatically upon the NEO’s death, termination due to disability (as defined in the agreements), termination for Cause or voluntary retirement. In such cases, the Company will pay, pursuant to payroll practice and the terms of the applicable plans and programs, the NEO’s base salary through the date of termination; any vested amounts or benefits under applicable employee benefit plans, agreements and programs, as well as any accrued vacation pay not yet paid; and any other benefits payable in such situation under the plans, agreements, policies or programs of the Company.

The 2012-2013 agreements expired on December 31, 2013 and have been replaced by new agreements effective January 1, 2014 with substantially similar terms.

Executive Severance Allowance Plans
Effective January 1, 2009, The Phoenix Companies, Inc. Executive Severance Allowance Plan (“Phoenix Executive Severance Allowance Plan”) was amended and restated. The Phoenix Executive Severance Allowance Plan is available to all Company officers at the level of senior vice president or higher (including Messrs. Wehr, Wilkos, Hofmann and Ms. Malley), and for any other employee the CEO determines to be integral to the formulation or execution of our business strategy. Mr. Cassidy is a participant in the Saybrus Partners, Inc. Executive Severance Allowance Plan (“Saybrus Executive Severance Plan”), effective January 1, 2010, which is described below.

In 2013, if an NEO, except for Mr. Cassidy, was involuntarily terminated, subject to certain exceptions, the NEO would have been eligible to receive (i) a payment equal to between 75% and 150%, determined based on years of service, of the NEO’s severance base amount, where the “severance base amount” is defined as the NEO’s base salary and the average of the last two annual incentive awards already paid as of the termination date, paid in the form of a lump sum payment or in installments, in each case commencing as soon as practicable following separation from service; (ii) a pro-rata portion of the annual incentive awards earned for the fiscal year in which he separated from service to be paid no later than March 15 of the calendar year following separation from service; (iii) outplacement services; and (iv) continued active participant rates in the medical and dental plans for 12 months of the COBRA continuation period, if the executive elects coverage under COBRA.

The Saybrus Executive Severance Allowance Plan provides for benefits to certain executives of Saybrus, who meet the eligibility requirements when their employment is involuntarily terminated by Saybrus. The Severance Amount equals (a) the executive’s Base Salary for the one-year period prior to the executive’s separation date plus (b) the two-year average of the executive’s Saybrus annual variable compensation amount and profit sharing plan amount for the immediate two years prior to the executive’s separation date. The plan also provides for outplacement services and continued active participant rates in the medical and dental plans for 12 months of the COBRA continuation period, if the executive elects coverage under COBRA.

Benefits are paid from the Company’s or Saybrus’ general assets, as applicable, and are conditioned on a number of factors, including covenants within the terms of the plans and the signing of an agreement containing certain covenants (described below) and a release of claims against the Company or Saybrus, as applicable. The plans condition receipt of benefits on (i) refraining from interfering with ongoing operations and making disparaging remarks concerning the Company or Saybrus, as applicable, its

71

EXECUTIVE COMPENSATION

representatives, agents and employees; (ii) refraining from solicitation of employees, agents, representatives and/or clients of the Company or Saybrus, as applicable; (iii) returning all Company or Saybrus property, as applicable; and (iv) complying with maintaining the confidentiality of confidential and proprietary information. Failure to comply with any of these covenants/conditions will cause immediate cessation of all payments under the plan and the executive must immediately reimburse the Company or Saybrus, as applicable, for all payments previously made. Certain benefits under the two plans are subject to the Corporate Clawback Policy.

All severance payments due under the plans are to be paid no later than March 15 of the calendar year following separation from service, except for any payments that are required to be paid at a later date pursuant to Internal Revenue Code Section 409A. Also see Change-in-Control Agreements and Severance beginning on page 69. An employee who is covered by a change-in-control agreement and an Executive Severance Allowance Plan can receive only the benefits of one of the coverages in the event of a termination.

Illustrations of Compensation and Benefits upon Terminations of Employment for Various Reasons
The following table summarizes the value of the compensation and benefits that the NEOs would have received if their employment had been involuntarily terminated (other than for Cause) as of December 31, 2013 other than following the occurrence of a Change-in-Control. No amounts are listed for Mr. LaGrasse, whose employment terminated effective October 31, 2013.

Payments for Involuntary Termination
	James D. Wehr	Bonnie J. Malley	Edward W. Cassidy	Peter A. Hofmann	Christopher M. Wilkos
Severance
Base Salary Component	$1,050,000	$577,500	$410,000	$425,000	$513,333
Annual Incentive Component	1,204,125	541,620	421,182	501,500	623,970
Other Compensation
2013 Annual Incentive(1)	203,000	97,150	736,651	101,500	353,425
2012 Annual Incentive(2)	264,600	192,780	592,600	53,550	395,937
2012-2014 LTIP Cycle(3)	0	0	0	0	0
2011-2013 LTIP Cycle(4)	2,728,318	340,875	381,780	463,590	449,955
SUBTOTAL	$5,450,043	$1,749,925	$2,542,213	$1,545,140	$2,336,620
Benefits and Perquisites
Health & Welfare(5)	13,219	13,183	13,219	13,219	13,183
Outplacement	9,895	9,895	9,895	9,895	9,895
TOTAL	$5,473,157	$1,773,003	$2,565,327	$1,568,254	$2,359,698

(1)	Reflects actual payout results for 2013 incentive.

(2)	Reflects actual payout results for 2012 incentive.

(3)	Represents prorated 2012 and 2013 portions of 2012-2014 LTIP cycle at actual performance, with stock price modifier calculated as of December 31, 2013.

(4)	Represents actual results for the 2011-2013 LTIP cycle per the plan provisions.

(5)	Reflects estimated Company cost of continuing to subsidize certain health and welfare benefits for the NEOs for one year.

For the value of the compensation and benefits that Mr. LaGrasse received when he left the Company or will receive after the completion of restatement-related work, see Note 12 to the Summary Compensation Table on page 59.The following table summarizes the value of the compensation and benefits that the NEOs would have received if their employment had been terminated involuntarily (other than for Cause) or if the NEO had terminated employment for Good Reason in connection with a Change-in-Control as of December 31, 2013. No amounts are listed for Mr. LaGrasse, whose employment terminated effective October 31, 2013.

72

EXECUTIVE COMPENSATION

Change-in-Control Payments
	James D. Wehr	Bonnie J. Malley	Edward W. Cassidy	Peter A. Hofmann	Christopher M. Wilkos
Severance
Base Salary Component(1)	$700,000	$770,000	$820,000	$425,000	$770,000
Annual Incentive Component	700,000	670,000	1,409,690	350,000	670,000
Other Compensation
2013 Annual Incentive	700,000	335,000	704,845	350,000	335,000
2012 Annual Incentive(2)	700,000	306,000	631,330	425,000	333,000
2012-2014 LTIP Cycle(3)	1,241,333	218,333	244,533	296,933	288,200
2011-2013 LTIP Cycle(4)	2,228,952	252,500	282,800	343,400	333,300
Other Performance-Contingent RSUs	—	—	—	—	—
Other Performance-Contingent Stock Options	—	—	—	—	—
Unvested Service-Based RSUs	—	—	—	—	—
Unvested Stock Options	—	—	—	—	—
Incremental Non-Qualified Pension Lump Sum Value(5)	—	—	45,834	—	—
Benefits and Perquisites
Health & Welfare(6)	26,438	26,366	26,438	26,438	26,366
Outplacement	9,895	9,895	9,895	9,895	9,895
SUBTOTAL	$6,306,618	$2,588,094	$4,175,365	$2,226,666	$2,765,761
280G Cut-Back	(2,722,699)	(704,497)	(1,113,727)	—	(699,083)
Provision for Restrictive Covenants(7)(8)	2,100,000	—	—	1,162,500	—
TOTAL	$5,683,919	$1,883,597	$3,061,638	$3,389,166	$2,066,678

(1)
Mr. Wehr’s and Mr. Hofmann’s Base Salary Component reflects one times annual base salary, whereas all other NEOs reflect two times annual base salary. Mr. Wehr and Mr. Hofmann would also receive financial consideration for restrictive covenants equivalent to one and a half times the sum of annual base salary plus the PIP target for that year (see Provision for Restrictive Covenants row in the table above).

(2)
Represents target amount of 2012 Annual Incentive, which had not yet been paid out as of December 31, 2013. The actual amounts were paid out in 2014, and are shown on the 2012 line of the Summary Compensation Table.

(3)	Represents prorated 2012 and 2013 portion of 2012-2014 LTIP cycle at target, with stock price modifier calculated as of December 31, 2013.

(4)
Represents the 2011-2013 LTIP cycle at target, with stock price modifier calculated as of December 31, 2013. The actual amounts were paid out in 2014, and are shown in Note 8 of the Summary Compensation Table.

(5)	Reflects the incremental value of the additional pension benefits realized by accelerated vesting, based on each NEO’s Change-in-Control agreement and the corresponding, applicable pension formula.

(6)	Reflects estimated Company cost of continuing to subsidize certain health and welfare benefits for the NEOs for at least two years

(7)	Represents payments related to non-compete restrictions contained in certain NEOs’ Change-in-Control agreements.
(8) Mr. Hofmann's provision for restrictive covenant was eliminated for 2014.

73

EXECUTIVE COMPENSATION

Definitions
“Cause” is defined as:

(i)	the Executive’s conviction or plea of nolo contendere to a felony (other than with respect to a traffic violation or an incident of vicarious liability);

(ii)
an act of willful misconduct (including, without limitation, a willful material violation of the Company’s Code of Conduct) on the Executive’s part with regard to the Company or its affiliates having a material adverse impact on the Company or its affiliates; or

(iii)
the Executive’s failure in good faith to attempt or refusal to perform legal directives of the Board or executive officers of the Company, as applicable, which directives are consistent with the scope and nature of the Executive’s employment duties and responsibilities and which failure or refusal is not remedied by the Executive within 30 days after notice of such non-performance is given to the Executive. For purposes of clause (ii) of this definition, no act, or failure to act, on the Executive’s part shall be deemed “willful” unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive’s act, or failure to act, was in the best interest of the Company and its subsidiaries.

“Change-in-Control” is defined as the first occurrence of:

(i)
any person acquires “beneficial ownership” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s securities;

(ii)
within any 24-month period, the persons who were directors of the Company at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided that any director elected or nominated for election to the Board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this sub clause (ii);

(iii)	the effective date of any merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the

Company which is consummated (a “Corporate Event”), if immediately following the consummation of such Corporate Event the shareholders of the Company immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the voting power, in substantially the same proportion as prior to such Corporate Event, of (x) in the case of a merger or consolidation, the surviving or resulting corporation or (y) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the relevant Corporate Event, holds more than 25% of the consolidated assets of the Company immediately prior to such Corporate Event;

(iv)	the approval by shareholders of the Company of a plan of liquidation with respect to the Company; or

(v)	any other event occurs which the Board declares to be a Change-in-Control.
“Good Reason” is defined as the occurrence after the effective date of a Change-in-Control of any of the following, without the express written consent of the executive and which occurrence is not remedied by the Company within 30 days after notice of such occurrence is given to the Company:

(i)
the material reduction in the executive’s title, position, duties or responsibilities from the title, position, duties or responsibilities held or exercised by the executive prior to the effective date of a Change-in-Control;

(ii)	any requirement by the Company that the executive change the location where the executive regularly provides services to the Company to a location that is more than 35 miles from downtown Hartford;

(iii)
a reduction by the Company of the executive’s base salary or total incentive compensation opportunity or a reduction in the employee benefits provided to the executive under the Company’s employee benefit plans (unless the executive is provided with substantially equivalent replacement benefits); or

(iv)	any failure to obtain the assumption and agreement to perform the Change-in-Control Agreement by a successor as contemplated in the Change-in-Control Agreement.

74

ADVISORY APPROVAL OF COMPENSATION OF NAMED EXECUTIVE OFFICERS

PROPOSAL 4: A NONBINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by Section 14A(a)(1) of the Securities Exchange Act of 1934, our shareholders are entitled to cast a nonbinding, advisory vote at the 2014 Annual Meeting to approve the compensation of our named executive officers as disclosed in this Proxy Statement's CD&A, compensation tables and narrative discussion.

The Company did not hold an annual meeting in 2013 due to its restatement. Therefore, our most recent Say on Pay vote was in 2012, at which time 54% of our shareholders cast votes against the compensation of our named executive officers as disclosed in our 2012 proxy statement's CD&A As a result of the previous Say on Pay vote and the restatement, we have taken several actions since 2012, which are outlined below.

Shareholder Outreach
The Compensation Committee and management believe strongly in the importance of engaging shareholders to understand their perspectives on our pay programs. As such, we engaged in a multifaceted effort to gather feedback from shareholders and key external stakeholders regarding our executive compensation program.

In response to the 2012 Say on Pay vote, the Compensation Committee undertook an extensive shareholder outreach and review process to better understand and address shareholder concerns. Although no problematic pay practices were identified, the Compensation Committee responded to shareholder feedback by changing several executive compensation practices including:

•	A new approach to compensation market assessments and more detailed proxy statement disclosure;

•	Added new profitability measures to the PIP;

•	Increased emphasis on profitability measures in the annual PIP;

•	Extended the performance period of the LTIP to two years from one year.

Going forward, we will continue to reflect on the feedback received, and we plan to again reach out to our shareholders to share information about design and compensation decisions as well as seek their input on our pay programs.

Restatement
Our overriding philosophy and approach to executive compensation is to strongly align pay with performance. As we considered compensation for 2012 through 2014 in light of the restatement, we viewed decisions comprehensively and accounted for their long-term impact. The Compensation Committee also undertook a rigorous review of our open incentive plans in order to determine fair and reasonable payouts for this time period.

Compensation Actions
For 2012, the Compensation Committee:

•	Did not approve any pay increases to the CEO or other NEOs with the exception of Ms. Malley in recognition of her promotion to CFO.

•	Approved a payout of 63% of target for the 2012 PIP

•
Reduced annual incentive awards for Mr. Wehr and Mr. Hofmann, who was CFO during the fiscal periods subject to the restatement. Mr. Hofmann's payout was reduced by 80% from 63% to 13% of target. Mr. Wehr's payout was reduced by 40% from 63% to 38% of target.

For 2013, the Compensation Committee:

•	Did not approve any pay increases to the CEO.

•
Did not grant LTI awards as a result of the restatement and the corresponding lack of financial statements prepared in accordance with U.S. GAAP for long-term goal setting. (However, the Company granted a long-term award in 2014 to accomplish the objectives that would have been addressed by a 2013 LTI grant.)

•
Reduced the maximum payout for our annual incentive plan, the 2013 PIP from 200% to 125% for senior management and 150% for the general population. The reduction reflected the shorter time period between the plan rollout and the end of the performance period.

•	Approved a payout of 29% of target for the 2013 PIP.

75

ADVISORY APPROVAL OF COMPENSATION OF NAMED EXECUTIVE OFFICERS

In addition, the Board and Compensation Committee believe our executive compensation program is aligned with the pay practices of our peer group and effective corporate governance practices, including:

WHAT WE DO	WHAT WE DON’T DO
- Pay for performance	- Provide employment agreements to NEOs
- Maintain performance-based variable compensation	- Permit hedging of Company's securities
- Apply/enforce a clawback policy to a broader group effective 2013 that applies to all incentive plans	- Reprice equity awards
- Gross up for excise taxes upon a change-in-control
- Maintain stock ownership guidelines	- Gross up for income taxes on executive perquisites or benefits
- Limit perquisites
- Utilize double-trigger change-in-control provisions
- Engage an independent consulting firm

As discussed in more detail in the CD&A, Phoenix’s overriding philosophy in approaching executive compensation is that pay strongly align with performance. Our compensation decisions for 2013 reflect our ongoing commitment to pay for performance and strongly align the interests of our leadership team with those of our shareholders

Although the Say on Pay vote is nonbinding, the Board and the Compensation Committee value the opinions of our shareholders, and will consider the outcome of the vote when making future compensation decisions for our NEOs.

The Board recommends that the shareholders vote “FOR” the following nonbinding resolution: “RESOLVED, that the shareholders hereby approve the compensation paid to the Company’s NEOs, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K including the CD&A, compensation tables and narrative executive compensation discussions disclosed in this Proxy Statement.”

76

INFORMATION ON STOCK OWNERSHIP

INFORMATION ON STOCK OWNERSHIP
Directors and Executive Officers
The table below shows the beneficial ownership of our Common Stock by each director, and by each of the executive officers in the Summary Compensation Table of this Proxy Statement for the fiscal year ended December 31, 2013, and by all directors, director nominees and executive officers as a group. Unless otherwise indicated in a note, each person listed in the table owns the shares shown directly with sole voting and investment power.

The table also details ownership of RSUs whose conversion into shares is not contingent upon any performance-based criteria, including RSUs elected to be received in lieu of cash and RSUs elected or required to be deferred until following termination of employment. For information about RSUs, see column (h) of the Outstanding Equity Awards at Fiscal Year-End table on page 61. Since neither the directors nor the officers have power to vote the shares underlying their RSUs (unless the shares underlying the RSUs are held in a Rabbi trust) or power to sell, transfer or encumber their RSUs (except in some cases, for transfers to immediate family members or to a trust for those members’ benefit), for purposes of this table, no RSU is counted as beneficially owned by such director or officer.

Name of Beneficial Owner	Shares Beneficially Owned(1)(2)		Options Exercisable Within 60 Days(1)(3)	Restricted Stock Units(1)(4)	Total(1)(5)	Percentage of Common Stock(6)
Martin N. Baily	11,417		—	—	11,417	*
Arthur P. Byrne	28,104		—	—	28,104	*
Sanford Cloud, Jr.	12,715		—	—	12,715	*
Gordon J. Davis	5,023		—	—	5,023	*
John H. Forsgren	9,574		—	—	9,574	*
Ann Maynard Gray	7,938		—	—	7,938	*
Thomas S. Johnson	15,337		—	—	15,337	*
Augustus K. Oliver, II	17,441		—	—	17,441	*
Westley V. Thompson	166		—	—	166	*
Arthur F. Weinbach	21,324		—	—	21,324	*
Edward W. Cassidy (7)	9,643		6,058	565	16,266	*
Peter A. Hofmann (8)	9,460		4,938	—	14,398	*
John V. LaGrasse (9)	8,365		—	49	8,414	*
Bonnie J. Malley (10)	11,542		5,122	—	16,664	*
James D. Wehr (11)	37,514		7,349	—	44,863	*
Christopher M. Wilkos (12)	8,957		2,206	—	11,163	*
All directors, director nominees and executive officers as a group (17 people) (13)	191,255	(14)	28,934	565	220,754	3.84%

*	Less than one percent

(1)
With the exception of Messrs. Davis, Johnson and LaGrasse, all holdings are stated as of September 2, 2014, and are rounded to the nearest whole number. Mr. Davis's holdings are stated as of May 22, 2014, which is the date he left the Company, and October 3, 2012 which is the date of the latest Form 4 filed with the SEC and other information available to the Company. Mr. Johnson's holdings are stated as of July 12, 2013, which is the date he left the Company, and October 3, 2012 which is the date of the latest Form 4 filed with the SEC and other information available to the Company. Mr. LaGrasse's holdings are stated as of October 31, 2013, which is the date he left the Company, and March 12, 2013 which is the date of the latest Form 4 filed with the SEC and other information available to the Company.

(2)
In the case of the executive officers, the figures include share equivalents held in the 401(k) Plan. In the case of the directors, the figures include vested RSUs with associated shares of common stock held in a Rabbi trust with pass through voting rights.

(3)	Reflects the number of shares that could be acquired under options exercisable within 60 days of September 2, 2014.

(4)
Reflects those RSUs outstanding whose conversion into shares is not contingent upon any performance-based criteria. Except as noted in Note 2 above, directors and officers do not have the power to vote the shares underlying the RSUs.

(5)
Represents the sum of the total shares beneficially owned, the shares underlying options exercisable within 60 days of September 2, 2014 and the shares into which the RSUs will be converted if the applicable service-based conditions for vesting and issuance are met.

(6)	Reflects, as a percentage of our outstanding Common Stock (5,749,408 shares as of September 2, 2014), the total of the first two columns.

(7)	Includes 4,780 share equivalents held in the 401(k) Plan.

(8)	Includes 2,193 share equivalents held in the 401(k) Plan.

(9)	Includes 154 share equivalents held in the 401(k) Plan.

77

INFORMATION ON STOCK OWNERSHIP

(10)	Includes 3,302 share equivalents held in the 401(k) Plan.

(11)	Includes 4,444 share equivalents held in the 401(k) Plan.

(12)	Includes 2,370 share equivalents held in the 401(k) Plan.

(13)	Messrs. Davis's, Johnson's and LaGrasse's numbers are not reflected in the total row (last row in the table) because they were no longer serving as an officer or director on September 2, 2014.

(14)	Includes 18,623 share equivalents held in the 401(k) Plan.

78

INFORMATION ON STOCK OWNERSHIP

Certain Shareholders
The following table lists the beneficial owners known to the Company as of September 2, 2014 of more than 5% of our Common Stock. In furnishing the information below, the Company has relied on information filed with the SEC by the beneficial owners reflecting beneficial ownership as of June 30, 2014.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Common Stock
Wellington Management Co LLP 280 Congress Street Boston, MA 02210	555,511	(1)	9.75%	(1)
Toscafund Asset Management LLP 90 Long Acre, 7th Floor London, England WC2E 9RA	358,849	(2)	6.30%	(2)
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	344,302	(3)	6.04%	(3)
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	341,657	(4)	5.99%	(4)
State Farm Mutual Automobile Insurance Company and related entities One State Farm Plaza Bloomington, IL 61710	294,095	(5)	5.16%	(5)

(1)	Based on a Schedule 13F filed with the SEC on August 14, 2014 by Wellington Management (“Wellington”).

(2)	Based on a Schedule 13F filed with the SEC on August 14, 2014 by Toscafund Asset Management LLP (“Tosca Management”).

(3)	Based on a Schedule 13F filed with the SEC on August 8, 2014 by Dimensional Fund Advisors LP (“Dimensional”).

(4)
Based on the aggregate of Schedule 13F filings with the SEC on August 6, 2014 by BlackRock Institutional Trust Company NA, BlackRock Fund Advisors, BlackRock Investment Management LLC, BlackRock Advisors LLC

and BlackRock, Inc.. (“BlackRock”).

(5)	Based on a Schedule 13F filed with the SEC on August 13, 2014 by State Farm.

Section 16(A) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership of our Common Stock. Based on our records and on information provided by our directors and our executive officers, we believe that during the fiscal year ending December 31, 2013, all of our directors and executive officers timely met such filing requirement.

79

OTHER INFORMATION

OTHER INFORMATION
Information Lines
If you have questions about this Proxy Statement or the 2014 Annual Meeting, please call Phoenix Investor Relations at 860-403-7100. If you have other questions related to your shares or status as a shareholder, please call Computershare toll-free at 800-490-4258.

Transfer Agent
You may write to our transfer agent, Computershare, at the following address:

The Phoenix Companies, Inc.
c/o Computershare
P.O. 30170
College Station, TX 77842-3170
www.computershare.com

Incorporation by Reference
If you have received a copy of the Notice or this Proxy Statement by mail or electronically, you may receive a copy of any document referenced or incorporated by reference herein without charge. We will respond to any such request within one business day of our receipt of the request and provide the documentation by first class mail or an equally prompt means of delivery. If you would like to make such a request, please contact our Corporate Secretary by e-mail to corporate.secretary@phoenixwm.com or by mail to:

Corporate Secretary
The Phoenix Companies, Inc.
One American Row
P.O. Box 5056
Hartford, Connecticut 06102-5056

All URLs referred to in this Proxy Statement are intended to be inactive textual references only. They are not intended to be active hyperlinks to any web site. The information on any web site which might be accessible through a hyperlink resulting from this or any other URL referenced in this Proxy Statement is not intended to be part of this Proxy Statement and is not incorporated herein by reference.

80

CC6B © 2014 The Phoenix Companies, Inc.

Admission Ticket

IMPORTANT ANNUAL MEETING INFORMATION
Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 P.M., Eastern time, on November 19, 2014.
Vote by Internet
• Go to www.envisionreports.com/PNX
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in ☒ this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, OR WISH TO CHANGE YOUR VOTE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends that shareholders vote “FOR” all nominees for election as directors, and “FOR” Proposals 2, 3 and 4.

Proposal 1 - Election of Directors	For	Withhold		For	Withhold		For	Withhold
Nominees:
01-Martin N. Baily	☐	☐	02- Arthur P. Byrne	☐	☐	03-John H Forsgren	☐	☐
04-Ann Maynard Gray	☐	☐	05-James D. Wehr	☐	☐	06-Arthur F. Weinbach	☐	☐

	For	Against	Abstain	For	Against	Abstain
Proposal 2 -Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014.	☐	☐	☐
Proposal 3–Approval of continued use of the performance goals under the Company's 2003 Restricted Stock, Restricted Stock Unit and Long-Term Incentive Plan and Annual Incentive Plan for Executive Officers for purposes of Code Section 162(m).
				☐	☐	☐
Proposal 4–Adoption of the nonbinding, advisory resolution to approve the compensation of our Named Executive Officers (“Say on Pay”).	☐	☐	☐

B Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right ☐ if you plan to attend the Annual Meeting.
C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy exactly as name appears above. When shares are held by joint tenants, both must sign. When signing as the shareholder’s attorney, administrator, trustee or guardian, please give full title as such. A proxy executed by a corporation or other company should be signed in its name by its authorized officers. Please see below.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

ADMISSION TICKET
The Phoenix Companies, Inc.
2014 Annual Meeting of Shareholders
Thursday, November 20, 2014
10 a.m. Eastern time at
One American Row
Hartford, CT
Please retain this portion of the Proxy Card if you wish to
attend the Annual Meeting of Shareholders in person.
You must present this portion of the Proxy Card at the door for admission.
Seating will be on a first-come, first-served basis
and you may be asked to present valid picture identification before being admitted. Cameras, recording equipment and other electronic devices will not be permitted at the meeting.
ADMISSION TICKET
The Phoenix Companies, Inc.
Notice of Annual Meeting of Shareholders – Thursday, November 20, 2014
The Annual Meeting of Shareholders will be held on Thursday, November 20, 2014 at 10 a.m., Eastern time, at our offices at One American Row, Hartford, CT. Only shareholders of record at the close of business on September 29, 2014 will be entitled to vote at the meeting.

By Order of the Board of Directors
John T. Mulrain
Corporate Secretary

Important notice regarding the internet availability of proxy materials for the Annual Meeting of Shareholders. The Proxy Statement and the 2013 Annual Report to Shareholders are available at www.envisionreports.com/PNX
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, OR WISH TO CHANGE YOUR VOTE,
FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — THE PHOENIX COMPANIES, INC.
Proxy for Annual Meeting of Shareholders on Thursday, November 20, 2014
This proxy is solicited on behalf of the Board of Directors
The undersigned hereby appoints John H. Beers and John T. Mulrain, or either of them, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Shareholders of The Phoenix Companies, Inc. to be held on Thursday, November 20, 2014 at 10 a.m., Eastern time, and at any adjournment or postponement thereof, and to vote, on the proposals set forth on the reverse side and on such matters as may properly come before the meeting or any adjournment or postponement thereof, the number of shares the undersigned would be entitled to vote if personally present.
Signing, dating and returning this proxy card will have the effect of revoking any proxy card you signed on an earlier date, and will constitute a revocation of all previously granted authority to vote for every proposal included on any proxy card.
THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4. THIS PROXY WILL ALSO BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET.
(Continued and to be marked, dated and signed, on the other side.)